UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-08200

    BRIDGEWAY FUNDS, INC.

(Exact name of registrant as specified in charter)

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(Address of principal executive offices) (Zip code)

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (713) 661-3500

Date of fiscal year end:      June 30

Date of reporting period:     July 1, 2009 through December 31, 2009

Item 1.	Reports to Stockholders.

A no-load mutual fund family of domestic funds

Semi-Annual Report December 31, 2009 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX
(Closed to New Investors)

AGGRESSIVE INVESTORS 2	BRAIX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors—Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

MICRO-CAP LIMITED	BRMCX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

LARGE-CAP VALUE	BRLVX

BLUE CHIP 35 INDEX	BRLIX

BALANCED	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2009*

		Annualized
Fund	Dec. Qtr. 10/1/09 to 12/31/09	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio
Aggressive Investors 1	5.46%	23.98%	-3.39%	1.86%	13.29%	8/5/1994	0.34%
Aggressive Investors 2	5.84%	29.84%	-0.73%	NA	3.84%	10/31/2001	1.20%
Ultra-Small Company	4.26%	48.93%	-0.51%	12.71%	15.99%	8/5/1994	1.16%
Ultra-Small Company Market	1.16%	25.96%	-3.51%	8.97%	9.35%	7/31/97	0.79%	[1]
Micro-Cap Limited	4.16%	17.65%	-4.86%	5.07%	8.80%	6/30/1998	0.87%
Small-Cap Growth	3.62%	15.04%	-2.85%	NA	-0.14%	10/31/2003	0.94%
Small-Cap Value	4.57%	26.98%	-0.18%	NA	2.92%	10/31/2003	0.92%
Large-Cap Growth	7.81%	36.66%	0.37%	NA	1.92%	10/31/2003	0.82%
Large-Cap Value	7.40%	24.92%	1.75%	NA	4.97%	10/31/2003	0.98%	[1]
Blue Chip 35 Index	6.78%	26.61%	0.68%	-1.23%	3.87%	7/31/97	0.25%	[1]
Balanced	3.57%	12.39%	1.95%	NA	3.29%	6/30/2001	1.01%	[1]

1 Some of the Fund’s fees were waived or expenses reimbursed, otherwise returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses such that the total operating expenses do not exceed 0.75% for the Ultra-Small Company Market Fund, 0.84% for the Large-Cap Value Fund, 0.15% for the Blue Chip 35 Index Fund and 0.94% for the Balanced Fund. Any material change to this Fund policy would require a vote by shareholders.

Bridgeway Funds Returns for Calendar Years 1995 through 2009*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Aggressive Investors 1	27.10%	32.20%	18.27%	19.28%	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%
Aggressive Investors 2								-19.02%	44.01%	16.23%	18.59%	5.43%	32.19%	-55.07%	29.84%
Ultra-Small Company	39.84%	29.74%	37.99%	-13.11%	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%
Ultra-Small Company Market				-1.81%	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.96%
Micro-Cap Limited					49.55%	6.02%	30.20%	-16.61%	66.97%	9.46%	22.55%	-2.34%	-4.97%	-41.74%	17.65%
Small-Cap Growth										11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%
Small-Cap Value										17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%
Large-Cap Growth										6.77%	9.33%	4.99%	19.01%	-45.42%	36.66%
Large-Cap Value										15.15%	11.62%	18.52%	4.49%	-36.83%	24.92%
Blue Chip 35 Index				39.11%	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%
Balanced								-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reimbursement of dividends and capital gains. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

*	Numbers with green highlight indicate periods when the Fund outperformed its primary benchmark.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2009

Dear Fellow Shareholders,

Our Funds generally followed the trends of the broader market in the December quarter, delivering single digit positive returns across the board. It was the third quarter of an extraordinary “bounceback” period following the worst bear market since the 1930’s. A review of the 2009 market environment appears on page 2. On a relative basis, seven of our eleven Funds beat their market benchmarks for the quarter, reflecting early signs of a leveling off of the truly dramatic low quality/financially distressed stock rally of March through October 2009. As described in more detail on page 3, there are preliminary signs of a return of “traction,” that is, reengagement of stock prices being driven by underlying company financial performance. However, this was exhibited more narrowly among very small companies (Micro-Cap Limited and Ultra-Small Company Funds) and on the value (not growth) stock end of the spectrum (Large-Cap Value and Small-Cap Value Funds). We will see if there is followthrough in the March 2010 quarter.

You are probably aware that Bridgeway strongly discourages market timing by investors. Since we continue to see strong evidence that investors are continuing this dangerous practice, we have devoted several sections to the topic (beginning on page 3), including a risk we are calling the “Landmine of the New Decade” on page 4.

Overall, calendar year 2009 was disappointing, in that we were hoping for far stronger relative performance following the extreme bear market of 2008. Only four of our Funds beat their primary market benchmark for the year. As shown in the bottom section of the previous page, we are used to a much better record on a calendar year basis. Yet the market environment of 2009 was definitely not one favorable to our quantitative stock picking models. One major exception to that statement, however, was the standout performance of our Blue Chip 35 Index Fund. On the strength of the fourth quarter, this Fund slightly edged out the S&P 500 Index, in an environment that would generally not be favorable to the Fund.

Finally, each calendar year we have a friendly competition against Morningstar’s “Fund picks.” 2009 goes to Morningstar. The “score” was Bridgeway 2, Morningstar 9.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming—both favorable and critical. They provide us with a vital tool that helps us serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Dick Cancelmo

Elena Khoziaeva	Michael Whipple
Rasool Shaik

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review of Calendar 2009

The Short Version:  A strong December quarter contributed to a continuing stock market recovery.

The stock market produced one of its strongest rallies in history from the March 9 low through the end of 2009 as broad U.S. equity indexes surged over 60%. Over this period, large-cap stocks (as represented by the Russell 1000 Index) were up 68%, while small-cap stocks (as represented by the Russell 2000 Index) jumped 80%. Mid-cap stocks (as represented by the Russell Midcap Index) did even better still, gaining 83%.

Three straight quarters of positive returns have quelled some of the gloom and doom in the marketplace, but the sentiment is still murky. Headlines continue highlighting falling real estate prices, high unemployment, and a weak dollar, not to mention terrorist activities. The average consumer may still be reeling from the reality of the recent recession, but the market is showing signs of improvement. More and more companies are posting positive earnings and improving outlooks. Even with the tremendous uptick of stock performance, investors continue to put record amounts of money into bonds and money market funds—indicative of shaken confidence in equities.

For the first two-plus months at the beginning of 2009, the financial world still seemed to be coming to an end. Bailouts and stimulus plans dominated the news and automakers joined financial services firms in search of government handouts and bankruptcy protection. Credit (corporate borrowing) was all but non-existent; equities continued their tailspin; nervous investors sought the safe-haven of Treasuries and even gold. By early March, stocks had fallen to their lowest level in 12 years.

But an interesting thing happened as the first quarter neared a close. Some investors looked at the carnage and found value in certain decimated sectors: financials, energy, and basic materials. March 2009 was the best performing month for domestic equities since October 2002, and emerging markets once again regained some luster. Slowly but surely, banks began paying off their bailout loans; automakers came up with restructuring plans; technology experienced a resurgence as analysts predicted a buying spree once the recession came to a close. By the third quarter, confidence returned to some corporate boardrooms in the form of enhanced IPO and M&A activity coming back from a very low base; earnings began beating expectations; and the Dow Jones enjoyed its best performance since 1998. Some naysayers expressed concerns that stocks had moved “too far, too fast,” but the newfound, friendly bullish trend took on a life of its own.

The fourth quarter saw more positive returns, though at a calmer pace, and the first signs of interest in higher-quality firms. Earnings looked strong, at least compared to the dismal results of the prior 12-months. Information Technology stocks led the way during the quarter while Financial Services stocks brought up the rear as the only sector with a loss for the period.

As presented below, each “corner” of the domestic market had a positive return for the December quarter, with the exception of small-cap growth. Helped by the market rally starting in March, stocks posted double digit positive returns for the year across the style spectrum.

Following are the stock market “style box” returns from Morningstar for the quarter and year:

Dec 2009 Quarter	Calendar 2009

2	Semi-Annual Report | December 31, 2009 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Lack of Traction—Part 3

The Short Version:  We may be seeing the first signs of a return of “traction,” a connection between the underlying fundamental financial health of a company and the relative performance of its stock price—but only among stocks on the value end of the spectrum (those companies more cheaply priced relative to some economic measures).

In each of the last two quarters, we discussed a dramatic market environment we call “lack of traction,” a period within which some of the most financially distressed stocks outperformed stronger ones, some companies with stellar financial reports were left behind in the market “bounceback” period, and generally a period in which our models that focus on financial health of companies did poorly. While Bridgeway’s investment management team has seen this phenomenon before, e.g. in the middle of calendar year 2006, this period has been the longest and most dramatic of any period we can remember.

Has the tide turned? The performance of models Bridgeway uses to stay away from companies with a high risk of bankruptcy indicates that things have at least “leveled off” in the November/December timeframe. Will this trend continue in the March 2010 quarter (i.e. return to normal), or is the recent period similar to June 2009, when things leveled off, but then distressed companies continued their dramatic march upward in July and August? Only time will tell; we are unable to predict these specific market movements, just as we are unable to predict the next short-term direction of the overall market. Furthermore, we believe that it is perilous to try to predict the market.

The table below shows another way of looking at this issue and the possibility of early signs of a return to traction, an environment in which we believe our models and Funds may perform better. This table presents the percentages of companies held by each Fund that beat Wall Street earnings estimates and compares that to the same statistic for the Fund’s primary market benchmark. (See the column labeled “difference.”) In a majority of market environments (but definitely not for the period from March through October 2009), companies with stronger than expected financial performance tend to beat market averages. Most of our Funds, with the exception of Aggressive Investors 1 and 2, significantly outperformed their relevant market benchmark on this measure in the December quarter. However, this strong performance actually translated to market beating returns only among the very small company Funds (Micro-Cap Limited and Ultra-Small Company) and on the value end of the spectrum (Large-Cap Value and Small-Cap Value Funds). We believe that we may be seeing the first signs of a return of traction, but that this has shown up among more value driven models, and even then, not yet to a dramatic degree.

Fund	Fund Positive Surprises	Benchmark Positive Surprises	Difference	Return vs. Benchmark
Aggressive Investors 1	84%	84%	0%	-0.57%
Aggressive Investors 2	83%	84%	-1%	-0.20%
Ultra-Small Company	69%	57%	12%	3.81%
Micro-Cap Limited	77%	62%	15%	3.19%
Small-Cap Growth	80%	69%	11%	-0.52%
Small-Cap Value	75%	63%	12%	0.94%
Large-Cap Growth	95%	82%	13%	-0.13%
Large-Cap Value	92%	76%	16%	3.19%

Investing During (Coming out of?) a Recession (contributed by Bridgeway Partner, Mike Mulcahy)

The Short Version:  You can spend a lot of time trying to forecast how the market will react in 2010. The bottom line, however, is that you can’t forecast the market. We continue to encourage investors to a) create a long-term financial plan which takes into account the time horizon of cash needs, diversification, and personal tolerance for risk, b) commit that plan to writing, and c) follow it through thick and thin, including and especially when it feels least comfortable to do so.

Reading the headlines today can make your head spin. Who do you believe? What data is most reliable? Here is just a recent sampling of headlines:

•	Sales of existing homes are up… Sales of new homes are down
•	Job market is stable…fewer people file initial job loss claims…more people drop out of workforce because of discouragement
•	Published unemployment hovers around 10%…Economists argue real unemployment is 17%
•	Productive gains are strong…inflation looms on horizon…deflation still possible

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

•	Jeremy Siegel (Yale) sees the market undervalued and corporate earnings getting stronger
•	Muhammed El-Eheian of PIMCO sees the market overvalued and looking for a correction

What do we actually know? The fact is there are only thirteen recessionary data points since 1929. This is hardly enough data from which to derive an accurate forecasting model. Each recession we have experienced since 1929 is markedly different. Job losses, our government’s response, foreign governments’ response, the degree to which our economies are intertwined, inflation and interest rates, international trade, oil/commodity price response, production gains and losses . . . In the short term (from an hour to a year) the market reacts rather unpredictably. The biggest single day market moves have been during recessions. Over the long term, however, markets do react rationally. Valuations are derived on real business results and cash flows.

If you have been reading Bridgeway’s letters over the years through radically different market environments, we can sound like a broken record. Our most basic advice does not change. Investing during a recession should be just like investing when not in a recession. Taking emotion out of the process is key; otherwise you may end up like the significant majority of investors: taking money from the market when prices are down, investing more when things have already been looking up—a formula for financial disaster. While we don’t know your specific situation and are thus not in a position to offer investment advice, here are some principles we believe in:

•	Keep a long-term perspective that is independent of the current market environment
•	Target adequate diversification
•	Get a long-term investment plan (including what percentage of your holdings to commit to stocks) and write it down.
•	Until or unless your financial goals or situation changes, follow your long-term plan, especially when it feels least comfortable to do so
•	Under no circumstance try to time the market

In times like this, human behavior makes it difficult to keep a long-term perspective. Numerous studies show that mutual fund investors’ actual long-term results significantly lag the overall market because of the tendency to a) time the market, b) chase hot returns, and c) follow the crowd. We feel this might be happening again (see next section).

Investment Landmine of the New Decade?

The Short Version:  In 2009, most of the flows into mutual funds were into fixed income (bond and money market) instruments. These tend to be highly subject to inflation risk, the risk that the purchase power of an investment erodes very significantly as inflation heats up. Based on the huge and increasing national debt, we caution investors to count the potential real cost of moving away from stocks into fixed income instruments, which seem on the surface to be safe, but which can be decimated by inflation.

Even with the tremendous uptick of stock performance since March 2009, investors continued to put record amounts of money into bond and money market funds—indicative of shaken confidence in the equity world. This development is a sad and alarming one to Bridgeway’s investment team and smacks of market timing. Sadly, we see this over and over. Investors buy internet stocks at the peak and sell them after a plunge, just in time to miss their recovery. They sell a well managed fund that goes through a period of underperformance, just in time to miss its recovery. Many investors and even many institutions spurn what has done poorly recently in favor of what has done relatively well. After a year like 2008, this means selling stocks (which caused the most pain) in favor of fixed income (what is perceived as “safe”). Fixed income instruments are hardly safe with respect to inflation risk, however, and even though the inflation rate (CPI) in December was a meager 0.1%, we see the risk of mounting inflation as very serious. We would like to ask two key questions here: “What does history teach us about inflation risk?” and “How might that play out in the coming decade?”

If we turn back the hands of time to the period after the deepest recession of the last century, we may see in vivid terms what could be in store, or at least the risk that presents itself. Take a sixty-year old retiree in 1940. She has just lived through the Great Depression and is convinced that the stock market is for speculators only. Looking for the “safest” instrument around, she invests in 90-day U.S. Treasury Bills. As long as America is in business, these investments can’t go down . . . or can they? Each month over the decade of the 1940’s, her monthly statement shows an increasing balance as interest is reinvested. However, putting her money in Treasury Bills over this ten year period from 1940-1950 would have yielded a

4	Semi-Annual Report | December 31, 2009 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

dramatic, portfolio destroying, inflation-adjusted drop of 41%. Note that at no time was there a sudden decline; she may even have been lured into a false sense of security. But “waking up” in 1950 to the reality that food, rent, and other expenses have increased far faster than her account balances leaves her unable to maintain her previous standard of living. Perhaps even worse, there is no hope of such a fixed income investment ever recovering from such a major hit. Coming off the heels of the second worst recession and worst bear market since 1940, one has to wonder if investors aren’t once again taking money from stocks and positioning it into one of the most risky asset classes—fixed income—for the decade of the 2010’s. It seems extremely likely that the only way out of the mounting national debt is for the U.S. government to “inflate” its way out. Only time will tell, but we are highly concerned that investors have just moved their commitment away from stocks into fixed income at the worst possible moment.

How are stocks likely to do in an inflationary environment? In the short-term, equity instruments such as Bridgeway’s Funds may take a “hit” as companies’ margins and profits come under pressure. In the long-term, however, companies tend to raise the prices of their products and services, and equity prices historically have followed suit. Thus, equities have historically been a good long-term hedge against inflation.

Wouldn’t It Be Great if We Could Time the Market?

Decades ago, I remember reading what seemed like a “sure-fire” way to time the market. The “Super Bowl Indicator” postulates that when a team from the old American Football League wins, the market will go down that year, but that a National Football League team win means a bull market year. According to a recent update, this indicator correctly called the direction of the market from 1967 through 1997 in 28 of 31 years. Sounds like a way to print money.

Not so fast. This strategy reflects a statistical problem called “data mining.” No one thinks there is a causal link between the outcome of a football game and the direction of the market. But if one looks at enough data, you can find a correlation. My (John’s) philosophy professor in college used to say, “If you study the phone book long enough, you will come up with at least one interesting fact.” I have to say, I haven’t studied any phone books since college and I haven’t invested any money on the basis of the Super Bowl. As another historical footnote, this indicator has apparently done “OK” since 1997, but doesn’t have nearly the track record of the prior years.

Further footnote: the New Orleans Saints beat the Indianapolis Colts on February 7. It turns out you didn’t need to know the outcome of the game this year, however. Both teams are from the old NFL, so it turns out there is no chance of a market decline in 2010.

. . . Don’t believe it. Three in ten years historically have been down years. That’s probably a much better indicator of the likelihood of a market decline.

How Does Your Political Party Affiliation Affect Your Investment Portfolio?

The Short Version:  It turns out that the political party you belong to affects your investment returns.

According to recent research by Yosef Bonaparte, Alok Kumar, and Jeremy Page (“Political Climate, Optimism, and Investment Decisions“), it turns out that when your political party is in power, you are more confident about the economy—no big surprise. What is surprising is that this also means you are significantly more likely to increase your holdings of risky stocks, own fewer foreign stocks, and trade less. For reasons tying back to the latter inclination, you would also be more likely to earn a higher return, because lower turnover means lower expenses means higher returns.

So if you are a member of the Democratic Party, that’s probably a good thing for the returns of your portfolio (unless, of course, foreign stocks do particularly well in the next few years).

What do we conclude? We’re not suggesting you consider changing your political affiliation. We believe you should work hard to take emotion out of your investment process, as we do with our quantitative focus at Bridgeway. Get a long term investment plan, write it down, and follow it regardless of who is in office. Oh, . . . and trading less might be a very good thing.

www.bridgeway.com	5

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Performance Versus Morningstar Analyst Picks

The Short Version:  Bridgeway 2, Morningstar 9.

Morningstar, the Chicago-based independent research firm, publishes a list of “best funds” for each asset class as determined by its analysts every year. In January when the final tallies are in, we compare the performance of each of our Funds to the average returns of Morningstar’s top picks for the comparable asset class. How did we do in 2009?

In the environment of low quality stock resurgence and a “lack of traction” for a broad array of Bridgeway’s quantitative models, 2009 was a poor year relative to our market benchmarks—five of eleven Funds beat their market benchmarks. We scored even more poorly against the “higher hurdle” of Morningstar’s “top picks”; only two of our eleven Funds beat these benchmarks, our worst year of relative performance by this measure since we began looking at it in 2002.

The table below depicts the results by Morningstar category and relevant Bridgeway Fund.

Bridgeway Funds		Morningstar Analyst “Picks”
Name	2009 Return	Morningstar Category	2009 Return
Aggressive Investors 1	23.98%	Mid-Cap Growth	40.42%
Aggressive Investors 2	29.84%	Mid-Cap Growth	40.42%
Ultra-Small Company	48.93%	Small Growth	36.00%
Ultra-Small Co. Market	25.95%	Small Blend	30.90%
Micro-Cap Limited	17.65%	Small Growth	36.00%
Small-Cap Growth	15.04%	Small Growth	36.00%
Small-Cap Value	26.98%	Small Value	36.92%
Large-Cap Growth	36.66%	Large Growth	35.62%
Large-Cap Value	24.92%	Large Value	28.83%
Blue Chip 35 Index	26.61%	Large Blend	34.78%
Balanced	12.39%	Conservative Allocation	20.21%

Past performance is not an indicator of future results. The Bridgeway Funds’ adviser, Bridgeway Capital Management, Inc., does not have any influence on the selection of the funds chosen by Morningstar’s analysts. The number and specific funds used in the comparison are in the control and discretion of Morningstar and their analysts and are subject to change. Morningstar’s criteria for choosing Analyst Picks includes, but is not limited to, factors such as performance, expenses, and quality of fund management. In addition, the comparison of Bridgeway Funds to the Morningstar Analyst Picks is limited to performance only and does not take into consideration other factors that are considered by Morningstar when compiling their list of Analyst Picks.

Each Bridgeway Fund is compared to the average total return of the group of funds selected by Morningstar at the beginning of 2009 for the one-year period ended December 31, 2009. The averages in the table are comprised of between three and thirteen funds from within each category. In an effort to provide a complete and balanced assessment, all of the Bridgeway Funds are used in the comparison table shown above such that no attempt is made to cull out unfavorable results. The purpose of this comparison is to “raise the bar” on performance, as this analysis uses an arguably higher benchmark by comparing the Bridgeway Funds to other funds chosen by an independent source that specializes in investment research.

6	Semi-Annual Report | December 31, 2009 (Unaudited)

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Aggressive Investors 1 Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2009

Dear Fellow Aggressive Investors 1 Fund Shareholder,

Emerging from the worst bear market since the 1930’s, our Fund had its third positive quarterly return in a row in the December quarter. The Fund was up 5.47%, lagging our primary market benchmark by 0.57%, but beating each of our other benchmarks. Large companies took back the quarterly lead as the S&P 500 Index rose 6.04% relative to 3.87% for the Russell 2000 Index. Our peer benchmark, the Lipper Capital Appreciation Funds Index, rose 5.26%. It was an “OK” quarter, but reflects the fact our models haven’t yet “kicked in” in a market not yet focused on the underlying health of companies’ financial statements.

For the six-month “semi-annual” period ending December 31, 2009, our Fund returned 19.25%, underperforming the 22.59% return of our primary market benchmark, the 22.50% return of our peer benchmark, and the 23.90% return of our small-cap benchmark as presented in the table below. This six month period includes a portion of the strong “bounceback” market environment which began in March 2009 and was characterized by a) the remarkable surge of financially distressed and low quality stocks that our Fund tends to avoid, as well as b) a lack of traction, as described more fully on page 3. The strong absolute returns are welcome, but our five year numbers below still reflect the “damage” done by 2008.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the Securities and Exchange Commission. See the next page for a graph of performance from inception to December 31, 2009.

	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	10 Year 1/1/00 to 12/31/09	Life-to-Date 8/5/94 to 12/31/09

Aggressive Investors 1 Fund	5.47%	19.25%	23.98%	-3.39%	1.86%	13.29%
S&P 500 Index (large companies)	6.04%	22.59%	26.47%	0.42%	-0.95%	7.93%
Russell 2000 Index (small companies)	3.87%	23.90%	27.17%	0.51%	3.51%	7.74%
Lipper Capital Appreciation Funds Index	5.26%	22.50%	37.36%	3.05%	-0.57%	7.27%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2009, Aggressive Investors 1 Fund ranked 219th of 286 capital appreciation funds for the twelve months ending December 31, 2009, 207nd of 209 over the last five years, 46th of 125 over the last ten years, and 2nd of 52 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

8	Semi-Annual Report | December 31, 2009 (Unaudited)

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Performance of a $10,000 Investment from Inception (August 5, 1994) to December 31, 2009

Detailed Explanation of Quarterly Performance

The Short Version:  Technology stocks helped and consumer discretionary stocks hurt in the December quarter. Mostly, we were just “treading water” as we have only a preliminary indication of a return of “traction,” and then not so much on the growth stock end of the spectrum, our staple.

As reflected in our “ten best” performers list below, information technology was a strong performing sector among our Fund holdings for the December quarter. Three of our ten best performers were related to information technology. The single top performing stock was Ford Motor Company, reflecting the fact that some of the market’s riskiest and most depressed stocks were the ones that have bounced back the most in 2009. Four of our worst ten performing stocks were consumer discretionary stocks (services, retailing, and autos), as investors are still worried about the depth of the economic recovery. Our worst performing stock was Corinthian Colleges, a company whose fundamentals are very strong, despite the fact that the stock price has declined in both the quarter and year.

These are the ten best performers for the quarter ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Ford Motor Co.	Automobiles	38.7%
2	Unisys Corp.	IT Services	35.4%
3	Jo-Ann Stores, Inc.	Specialty Retail	35.1%
4	Longtop Financial Technologies, Ltd.	Software	30.1%
5	American Italian Pasta Co.	Food Products	28.0%
6	Medicis Pharmaceutical Corp.	Pharmaceuticals	26.7%
7	Mead Johnson Nutrition Co., Class A	Personal Products	23.5%
8	NewMarket Corp.	Chemicals	23.4%
9	Seagate Technology	Computers & Peripherals	22.5%
10	American Superconductor Corp.	Electrical Equipment	22.3%

While other major domestic automakers turned to the government for a “handout” during the economic crisis, Ford chose to go it alone and the decision is paying off. The company avoided bankruptcy protection and earned the respect of consumers and investors alike. While the summer’s “cash for clunkers” program brought buyers back to the auto lots for the first time in what seemed like eternity, Ford managed to keep the ball rolling in the months that followed and posted a better than expected third quarter with an optimistic outlook for the years ahead. Its product line has been seen as vastly improved, and the deal to sell Volvo to China’s Geely has progressed much more smoothly than its rivals’ would-be transactions. Its stock price soared to a four-year high late in the year and noted investor George Soros upped his already significant stake in the company. Ford was the Fund’s top performer over the past three months and contributed 0.4% to the overall return.

www.bridgeway.com	9

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten stocks that performed the worst in the quarter ended December 31, 2009:

Rank	Description	Industry	% Loss
1	Corinthian Colleges, Inc.	Diversified Consumer Services	-25.8%
2	Barclays PLC	Commercial Banks	-25.6%
3	Cal Dive International, Inc.	Energy Equipment & Services	-23.6%
4	Aeropostale Inc.	Specialty Retail	-21.7%
5	AirTran Holdings Inc.	Airlines	-20.3%
6	Apollo Group Inc.	Diversified Consumer Services	-17.8%
7	Radian Group Inc.	Thrifts & Mortgage Finance	-17.5%
8	Fuel Systems Solutions, Inc.	Auto Components	-16.3%
9	Central Garden and Pet Co.	Household Products	-13.5%
10	Diebold Inc.	Computers & Peripherals	-13.1%

When the going gets tough…folks go back to school. Corinthian Colleges, Inc. operates for-profit secondary educational institutions throughout the United States and Canada. Enrollment tends to increase during difficult economic times as many out-of-work adults look to better themselves and enhance their career options. Revenues and earnings have soared in this environment, easily surpassing Wall Street’s expectations. Unfortunately, a cloud surrounds this company over concerns of potential default rates and criticism of aggressive marketing practices. Corinthian lost over 25% of value during the quarter, down 37% off of its early 2009 peak, and was the Fund’s poorest performer. Our Fund continues to hold this smaller diversifying position.

Detailed Explanation of Calendar Year Performance

The Short Version:  The stocks that contributed most to our double digit calendar year returns included some financial and energy companies purchased (or added to) closer to the market bottom, as well as some materials stocks, some of which finally bounced back from their poor 2008 performance. Factors that held back our performance relative to the broader market were the surge of financially distressed and low quality stocks, which were underrepresented in our Fund, as well as a lack of traction (see page 3).

While most folks tend to focus on banks and investment banking firms (and their bailout woes) when referring to the financial sector, two other related companies made the list of top ten Fund performers for the calendar year. The top performer provides supplemental insurance to individuals, while the fourth best owns and manages real estate properties. Both of these financial companies more than doubled in value during the 12-month period, and combined, they added almost three percent in performance to the Fund.

Not surprising for a deep recession, industrial companies (e.g. airlines, electronics, and electrical components) highlighted the worst performers for the calendar year. Given the state of the economy early on and the continued caution exhibited by many throughout the year, pleasure and business travel declined as companies and individuals sought cost-cutting/budgetary measures. Each of the ten worst performing companies dropped 24% or more during the 12-month period.

These are the ten best performers for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Aflac, Inc.	Insurance	122.7%
2	Cerner Corp.	Health Care Technology	114.0%
3	Atwood Oceanics, Inc.	Energy Equipment & Services	106.9%
4	Weingarten Realty Investors	Real Estate Investment Trusts	102.1%
5	Life Technologies Corp.	Life Sciences Tools & Services	82.6%
6	National Oilwell Varco, Inc.	Energy Equipment & Services	81.1%
7	FMC Technologies Inc.	Energy Equipment & Services	71.6%
8	Warnaco Group Inc.	Textiles, Apparel & Luxury Goods	70.5%
9	Cognizant Technology Solutions Corp.	IT Services	68.0%
10	NewMarket Corp.	Chemicals	60.7%

10	Semi-Annual Report | December 31, 2009 (Unaudited)

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Aflac, Inc. (American Family Life Assurance Company of Columbus) provides supplemental health, disability, and life insurance to individuals and operates primarily in the United States and Japan. Early in the year, the company found its stock price beaten down along with its insurance counterparts, many of which maintained far riskier investment portfolios and engaged in more speculative business practices. Concerned that the company was being lumped together with many competitors, management has worked hard to enhance its branding campaign while growing revenues through its specialized lines of insurance products. In October, the company posted profits that far exceeded analysts’ expectations. Management has rewarded its shareholders for their confidence by returning excess capital through an attractive dividend policy and a stock repurchase program. The moves have paid off in price appreciation, and in November, Credit Suisse increased its rating on Aflac to outperform. The company was our Fund’s top performer for the year and more than doubled in value.

These are the ten stocks that performed the worst for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Loss
1	Woodward Governor Co.	Electrical Equipment	-49.6%
2	Dow Chemical Co.	Chemicals	-43.5%
3	US Bancorp	Commercial Banks	-39.9%
4	Alaska Air Group, Inc.	Airlines	-33.6%
5	FLIR Systems, Inc.	Electronic Equip., Instruments	-30.3%
6	W&T Offshore, Inc.	Oil, Gas & Consumable Fuels	-29.7%
7	Comtech Telecommunications Corp.	Communications Equipment	-27.0%
8	AirTran Holdings, Inc.	Airlines	-26.6%
9	Laclede Group, Inc.	Gas Utilities	-25.5%
10	ACI Worldwide, Inc.	Software	-24.7%

Woodward Governor dropped just less than 50% during our holding period in calendar 2009 and was the Fund’s worst performing stock. The industrial manufacturer and servicer of energy optimization solutions for the transportation sector struggled mightily early in the year as much of its revenue is derived from out-of-favor industries: aerospace and alternative energy. Like many industrial companies, Woodward General suffered from a decline in demand for its products as many clients saw dramatic cutbacks in their operations. Boeing and Otter Trail, to name a few, were forced to reduce their workforce, and the tight credit (borrowing) environment made it difficult for others to expand their energy efficiency programs. Additionally, as oil prices plummeted from mid-summer 2008 into early 2009, companies had little incentive to focus on fuel efficiency and other energy controls. As the stimulus package went into effect, some analysts believed Woodward Governor and other related companies might be primed to benefit from moneys set aside for alternative energy programs.

Top Ten Holdings as of December 31, 2009

Information technology was the highlight of the Fund’s top ten holdings, as three related stocks made the list at year-end. Still, the Fund was broadly diversified across nine different industries. Three of our largest positions were also among the Fund’s top performers for the quarter (Newmarket, American Superconductor, Unisys). No single holding accounted for greater than five percent of the net assets, indicating that the Fund was also well-diversified across many companies. The ten largest positions represented just over 27% of the total assets of the Fund, lower than in some previous market environments.

Rank	Description	Industry	Percent of Net Assets
1	Equinix, Inc.	Internet Software & Services	4.5%
2	NewMarket Corp.	Chemicals	3.2%
3	Tech Data Corp.	Electronic Equipment & Instruments	2.7%
4	American Superconductor Corp.	Electrical Equipment	2.6%
5	Chiquita Brands International, Inc.	Food Products	2.5%
6	Unisys Corp.	IT Services	2.5%
7	Aflac, Inc.	Insurance	2.5%
8	ev3, Inc.	Health Care Equipment & Supplies	2.3%
9	TRW Automotive Holdings Corp.	Auto Components	2.2%
10	Fuel Systems Solutions, Inc.	Auto Components	2.2%

Total			27.2%

www.bridgeway.com	11

Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2009

The biggest disparities between the Fund and the S&P 500 index were in the consumer-related sectors. While both the Fund and Index maintained allocations in excess of 20% consumer-related holdings, we owned more discretionary companies while the Index held more consumer staples. The Fund’s largest allocation was in information technology, a sector that performed well for us during the past three months.

	% of Portfolio	% S&P 500 Index	Difference
Consumer Discretionary	17.8%	9.6%	8.2%
Consumer Staples	5.3%	11.4%	-6.1%
Energy	8.6%	11.4%	-2.8%
Financials	13.4%	14.4%	-1.0%
Health Care	14.8%	12.6%	2.2%
Industrials	8.9%	10.2%	-1.3%
Information Technology	23.3%	19.9%	3.4%
Materials	5.8%	3.6%	2.2%
Telecommunication Services	2.1%	3.2%	-1.1%
Utilities	0.0%	3.7%	-3.7%
Cash	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

Your Investment Management Team

12	Semi-Annual Report | December 31, 2009 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	13

Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.94%
Auto Components - 4.40%
	Fuel Systems Solutions, Inc.*+	63,500	$2,618,740
	TRW Automotive Holdings Corp.*	110,200	2,631,576

			5,250,316

Automobiles - 1.36%
	Ford Motor Co.*	162,000	1,620,000

Beverages - 1.01%
	Coca-Cola Enterprises, Inc.	57,100	1,210,520

Biotechnology - 0.87%
	Amgen, Inc.*	18,400	1,040,888

Capital Markets - 1.19%
	Goldman Sachs Group, Inc.	8,400	1,418,256

Chemicals - 5.15%
	NewMarket Corp.	33,700	3,867,749
	Potash Corp. of Saskatchewan, Inc.	10,000	1,085,000
	The Lubrizol Corp.	16,400	1,196,380

			6,149,129

Commercial Banks - 0.88%
	Barclays PLC - Sponsored ADR+	59,600	1,048,960

Commercial Services & Supplies - 1.80%
	EnerNOC, Inc.*+	38,700	1,176,093
	Tetra Tech, Inc.*	35,900	975,403

			2,151,496

Computers & Peripherals - 1.27%
	Seagate Technology+	83,100	1,511,589

Construction & Engineering - 0.52%
	EMCOR Group, Inc.*	23,000	618,700

Consumer Finance - 1.04%
	SLM Corp.*	110,400	1,244,208

Diversified Consumer Services - 1.77%
	Apollo Group, Inc., Class A*+	18,600	1,126,788
	Corinthian Colleges, Inc.*+	71,500	984,555

			2,111,343

Diversified Telecommunication Services - 2.12%
	AT&T, Inc.	43,200	1,210,896
	Verizon Communications, Inc.	40,000	1,325,200

			2,536,096

Industry	Company	Shares	Value

Electrical Equipment - 3.81%
	American Superconductor Corp.*+	75,400	$3,083,860
	Cooper Industries PLC, Class A	34,300	1,462,552

			4,546,412

Electronic Equipment & Instruments - 3.77%
	Multi-Fineline Electronix, Inc.*	44,400	1,259,628
	Tech Data Corp.*	69,500	3,242,870

			4,502,498

Energy Equipment & Services - 6.51%
	Atwood Oceanics, Inc.*	62,700	2,247,795
	Cal Dive International, Inc.*	132,100	998,676
	Diamond Offshore Drilling, Inc.+	16,300	1,604,246
	National Oilwell Varco, Inc.*	39,500	1,741,555
	TETRA Technologies, Inc.*	106,400	1,178,912

			7,771,184

Food Products - 3.55%
	American Italian Pasta Co., Class A*+	34,500	1,200,255
	Chiquita Brands International, Inc.*+	168,300	3,036,132

			4,236,387

Health Care Equipment & Supplies - 6.30%
	Align Technology, Inc.*+	141,300	2,517,966
	ev3, Inc.*+	202,800	2,705,352
	Sirona Dental Systems, Inc.*	72,600	2,304,324

			7,527,642

Health Care Providers & Services - 1.09%
	Express Scripts, Inc.*	15,100	1,305,395

Health Care Technology - 2.06%
	Cerner Corp.*+	29,900	2,464,956

Household Durables - 1.52%
	American Greetings Corp., Class A+	83,500	1,819,465

Insurance - 6.31%
	Aflac, Inc.	64,500	2,983,125
	AmTrust Financial Services, Inc.	33,200	392,424
	Assurant, Inc.	36,100	1,064,228
	Conseco, Inc.*+	198,666	993,330
	Prudential Financial, Inc.	23,600	1,174,336
	XL Capital, Ltd., Class A+	50,400	923,832

			7,531,275

14	Semi-Annual Report | December 31, 2009 (Unaudited)

Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Internet Software & Services - 6.67%
	EarthLink, Inc.+	157,200	$1,306,332
	Equinix, Inc.*+	50,800	5,392,420
	United Online, Inc.	176,100	1,266,159

			7,964,911

IT Services - 4.93%
	Cognizant Technology Solutions Corp., Class A*	34,800	1,576,440
	MasterCard, Inc., Class A+	5,100	1,305,498
	Unisys Corp.*	77,900	3,003,824

			5,885,762

Life Sciences Tools & Services - 1.46%
	Life Technologies Corp.*+	33,500	1,749,705

Marine - 0.00%
	Kirby Corp.*+	20	697

Metals & Mining - 0.63%
	IAMGOLD Corp.+	48,000	750,720

Multiline Retail - 1.94%
	Dollar Tree, Inc.*	25,300	1,221,990
	Family Dollar Stores, Inc.	39,400	1,096,502

			2,318,492

Oil, Gas & Consumable Fuels - 2.11%
	ConocoPhillips	27,000	1,378,890
	Exxon Mobil Corp.	16,700	1,138,773

			2,517,663

Personal Products - 0.70%
	Mead Johnson Nutrition Co., Class A	19,189	838,559

Pharmaceuticals - 3.01%
	Bristol-Myers Squibb Co.+	26,003	656,576
	Medicis Pharmaceutical Corp., Class A	63,000	1,704,150
	Pfizer, Inc.	67,700	1,231,463

			3,592,189

Professional Services - 0.99%
	The Corporate Executive Board Co.	51,600	1,177,512

Real Estate Investment Trusts (REITs) - 2.10%
	BioMed Realty Trust, Inc.	84,500	1,333,410
	Weingarten Realty Investors+	59,200	1,171,568

			2,504,978

Industry	Company	Shares	Value

Semiconductors & Semiconductor Equipment - 4.30%
	Applied Materials, Inc.	93,900	$1,308,966
	Intel Corp.	63,900	1,303,560
	Micron Technology, Inc.*	238,500	2,518,560

			5,131,086

Software - 2.36%
	Longtop Financial Technologies, Ltd.-Sponsored ADR*+	44,400	1,643,688
	Tyler Technologies, Inc.*+	59,200	1,178,672

			2,822,360

Specialty Retail - 6.77%
	Aeropostale, Inc.*+	34,900	1,188,345
	CarMax, Inc.*+	58,700	1,423,475
	DSW, Inc., Class A*	100,200	2,593,176
	J. Crew Group, Inc.*+	28,200	1,261,668
	Jo-Ann Stores, Inc.*	44,800	1,623,552

			8,090,216

Thrifts & Mortgage Finance - 1.88%
	Hudson City Bancorp, Inc.	90,600	1,243,938
	Radian Group, Inc.+	137,800	1,007,318

			2,251,256

Trading Companies & Distributors - 1.79%
	WW Grainger, Inc.	22,100	2,139,943

TOTAL COMMON STOCKS - 99.94%			119,352,764

(Cost $100,217,534)

TOTAL INVESTMENTS - 99.94%			$119,352,764
(Cost $100,217,534)
Other Assets in Excess of Liabilities - 0.06%			66,879

NET ASSETS - 100.00%			$119,419,643

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2009. Total loaned securities had a market value of $39,397,030 at December 31, 2009.

ADR - American Depositary Receipt

Ltd - Limited

See Notes to Financial Statements.

www.bridgeway.com	15

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2009

Dear Fellow Aggressive Investors 2 Fund Shareholder,

Emerging from the worst bear market since the 1930’s, our Fund had its third positive quarterly return in a row in the December quarter. Our Fund was up 5.84%, lagging our primary market benchmark by 0.20%, but beating each of our other benchmarks. Large companies took back the quarterly lead as the S&P 500 Index rose 6.04% relative to 3.87% for the Russell 2000 Index. Our peer benchmark, the Lipper Capital Appreciation Funds Index, rose 5.26%. It was an “OK” quarter.

For the six-month “semi-annual” period ending December 31, 2009, the Fund slightly edged out our primary market benchmark and our peer benchmark, but slightly underperformed our small cap benchmark. (See the table below.) This six month period includes a portion of the strong “bounceback” market environment begun in March 2009 which was characterized by a) the remarkable surge of financially distressed and low quality stocks that our Fund tends to avoid, as well as b) a lack of traction, as described more fully on page 3. The strong absolute returns are welcome, but our five year numbers below still reflect the “damage” done by 2008.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the Securities and Exchange Commission. See the next page for a graph of performance from inception to December 31, 2009.

	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	Life-to-Date 10/31/01 to 12/31/09

Aggressive Investors 2 Fund	5.84%	22.69%	29.84%	-0.73%	3.84%
S&P 500 Index (large companies)	6.04%	22.59%	26.47%	0.42%	2.59%
Russell 2000 Index (small companies)	3.87%	23.90%	27.17%	0.51%	6.13%
Lipper Capital Appreciation Funds Index	5.26%	22.25%	37.36%	3.05%	4.41%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2009, Aggressive Investors 2 Fund ranked 187th of 286 capital appreciation funds for the twelve months ending December 31, 2009, 167th of 209 over the last five years, and 87th of 172 since inception in October, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

16	Semi-Annual Report | December 31, 2009 (Unaudited)

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Performance of a $10,000 Investment from Inception (October 31, 2001) to December 31, 2009

Detailed Explanation of Quarterly Performance

The Short Version:  Technology stocks helped and consumer discretionary stocks hurt in the December quarter. Mostly, we were just “treading water” as we have only a preliminary indication of a return of “traction,” and then not so much on the growth stock end of the spectrum, our staple.

As reflected in our “top ten” list below, information technology was a strong performing sector among our Fund holdings for the December quarter. Four of our ten best performers hailed from that sector. The single top performing stock was Ford Motor Company, reflecting the fact that some of the market’s riskiest and most depressed stocks were the ones that have bounced back the most in 2009. Four of our worst ten performing stocks were from the consumer discretionary sector (services, retailing, and autos), reflecting the fact that investors are still worried about the depth of the economic recovery. Our worst performing stock was Corinthian Colleges, a company whose fundamentals are very strong, despite the fact that the stock price has declined in both the quarter and year.

These are the ten best performers for the quarter ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Ford Motor Co.	Automobiles	38.7%
2	Unisys Corp.	IT Services	31.7%
3	Longtop Financial Technologies, Ltd.	Software	30.1%
4	American Italian Pasta Co.	Food Products	28.0%
5	Medicis Pharmaceutical Corp.	Pharmaceuticals	26.7%
6	Visa Inc.	IT Services	26.6%
7	Seagate Technology	Computers & Peripherals	24.0%
8	NewMarket Corp.	Chemicals	23.4%
9	American Superconductor Corp.	Electrical Equipment	22.3%
10	Fibria Celulose SA	Paper & Forest Products	22.0%

While other major domestic automakers turned to the government for a “handout” during the economic crisis, Ford chose to go it alone and the decision is paying off. The company avoided bankruptcy protection and earned the respect of consumers and investors alike. While the summer’s “cash for clunkers” program brought buyers back to the auto lots for the first time in what seemed like eternity, Ford managed to keep the ball rolling in the months that followed and posted a better than expected third quarter with an optimistic outlook for the years ahead. Its product line has been seen as vastly improved, and the deal to sell Volvo to China’s Geely has progressed much more smoothly than its rivals’ would-be transactions. Its stock price soared to a four-year high late in the year and noted investor George Soros upped his already significant stake in the company. Ford was the Fund’s top performer over the past three months and contributed 0.3% to the overall return.

www.bridgeway.com	17

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Our ten worst performing stocks in the December quarter were:

Rank	Description	Industry	% Loss
1	Corinthian Colleges, Inc.	Diversified Consumer Services	-25.8%
2	Barclays PLC	Commercial Banks	-25.6%
3	Conseco, Inc.	Insurance	-23.1%
4	Aeropostale, Inc.	Specialty Retail	-21.7%
5	Netease.com	Internet Software & Services	-20.2%
6	AirTran Holdings Inc.	Airlines	-19.4%
7	Radian Group, Inc.	Thrifts & Mortgage Finance	-17.9%
8	Apollo Group, Inc.	Diversified Consumer Services	-17.8%
9	Fuel Systems Solutions, Inc.	Auto Components	-17.0%
10	Diebold Inc.	Computers & Peripherals	-15.4%

When the going gets tough… folks go back to school. Corinthian Colleges, Inc. operates for-profit secondary educational institutions throughout the United States and Canada. Enrollments tend to increase during difficult economic times as many out-of-work adults look to better themselves and enhance their career options. Revenues and earnings have soared in this environment, easily surpassing Wall Street’s expectations. Unfortunately, a cloud surrounds this company over concerns of potential default rates and criticism of aggressive marketing practices. Corinthian lost over 25% of value during the quarter, ended December down 37% off of its early 2009 peak, and was the Fund’s poorest performer. Our Fund continues to hold this smaller diversifying position.

Detailed Explanation of Calendar Year Performance

The Short Version:  The stocks that contributed most to our double digit calendar year returns included some financial and energy companies purchased (or added to) closer to the market bottom, as well as some stocks that finally bounced back nicely from their poor 2008 performance. Factors that held back our performance relative to the broader market were the surge of financially distressed and low quality stocks, which were underrepresented in our Fund, as well as a lack of traction (see page 3).

While most folks tend to focus on banks and investment banking firms (and their bailout woes) when referring to the financial sector, three other related companies made the list of top ten Fund performers for the calendar year. Two are REITs, which own and manage real estate properties, and the other financial firm provides supplemental insurance to individuals. Combined, these holdings added three percent in performance to the Fund.

Not surprising for a deep recession, industrial companies (e.g. airlines and electrical equipment) were the worst performers for the calendar year. Given the state of the economy early on and the continued caution exhibited by many throughout the year, pleasure and business travel declined as companies and individuals sought cost-cutting/budgetary measures. Each of the ten worst performing companies dropped 25% or more during the 12-month period.

These are the ten best performers for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Life Technologies Corp.	Life Sciences Tools & Services	118.9%
2	Weingarten Realty Investors	Real Estate Investment Trusts	115.5%
3	Cerner Corp.	Health Care Technology	112.5%
4	Atwood Oceanics, Inc.	Energy Equipment & Services	110.4%
5	Aflac, Inc.	Insurance	108.4%
6	Warnaco Group Inc.	Textiles, Apparel & Luxury Goods	104.7%
7	Cognizant Technology Solutions Corp.	IT Services	99.1%
8	National Oilwell Varco, Inc.	Energy Equipment & Services	81.2%
9	Aeropostale, Inc.	Specialty Retail	68.5%
10	BioMed Realty Trust, Inc.	Real Estate Investment Trusts	68.2%

18	Semi-Annual Report | December 31, 2009 (Unaudited)

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Aflac, Inc. (American Family Life Assurance Company of Columbus) provides supplemental health, disability, and life insurance to individuals and operates primarily in the United States and Japan. Early in the year, the company found its stock price beaten down along with its insurance counterparts, many of which maintained far more risky investment portfolios and engaged in more speculative business practices. Concerned that the company was being lumped together with many competitors, management has worked hard to enhance its branding campaign, while growing revenues through its specialized lines of insurance products. In October, the company posted profits that far exceeded analysts’ expectations. Management has rewarded its shareholders for their confidence by returning excess capital through an attractive dividend policy and a stock repurchase program. The moves have paid off in price appreciation, and in November, Credit Suisse increased its rating on Aflac to outperform. The company was one of six holdings that doubled in value during the 12-month period.

The ten worst performing stocks for the calendar year were:

Rank	Description	Industry	% Loss
1	Dow Chemical Co.	Chemicals	-44.3%
2	US Bancorp.	Commercial Banks	-37.3%
3	Hot Topic, Inc.	Specialty Retail	-36.1%
4	Alaska Air Group, Inc.	Airlines	-35.2%
5	W&T Offshore, Inc.	Oil, Gas & Consumable Fuels	-31.7%
6	FLIR Systems, Inc.	Electronic Equip., Instruments	-29.7%
7	Woodward Governor Co.	Electrical Equipment	-28.0%
8	NII Holdings, Inc.	Wireless Telecommunication Services	-26.8%
9	AirTran Holdings, Inc.	Airlines	-26.2%
10	Darling International, Inc.	Food Products	-26.1%

Certain retailers seemed to pick up steam late in the year and their stock prices reflected the enhanced activity. Unfortunately, pop-culture oriented Hot Topic was not one such company. After beating the odds (and its competitors) and riding its gothic (vampire) theme to strong results early in the year, the teen retailer hit a major speed bump in May when it reported sales that dramatically unperformed analysts’ expectations. While management seemed to shrug off the results and related stock pullback as a “healthy correction,” the company continued to struggle and reported a third-quarter revenue decline in November as well. In December, Hot Topic announced that same-store sales dropped over 11%, a poor showing for the holiday season. The holding lost over a third of its value during the 12-month period.

Top Ten Holdings as of December 31, 2009

Reflecting our largest sector representation, information technology stocks comprised four of the top ten Fund holdings. However, the top ten holdings also represented nine different industries, and only one holding represented a concentrated position of more than 5% of Fund net assets. The top ten stocks together comprised only 28% of Fund net assets, lower than in some previous market environments.

Rank	Description	Industry	Percent of Net Assets
1	Equinix Inc.	Internet Software & Services	5.2%
2	TRW Automotive Holdings Corp.	Auto Components	2.9%
3	Life Technologies Corp.	Life Sciences Tools & Services	2.8%
4	NewMarket Corp.	Chemicals	2.8%
5	Tech Data Corp.	Electronic Equipment & Instruments	2.6%
6	American Superconductor Corp.	Electrical Equipment	2.5%
7	Unisys Corp.	IT Services	2.5%
8	Fuel Systems Solutions, Inc.	Auto Components	2.2%
9	Micron Technology, Inc.	Semiconductors & Semiconductor Equip	2.1%
10	Cerner Corp.	Health Care Technology	1.9%

			27.5%

www.bridgeway.com	19

Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2009

Most notable among the sector differences between our Fund and its primary market benchmark is our overweighting of consumer discretionary stocks (mostly retail stores) and an underweighting of consumer staples. These are well within our risk management boundaries.

	% of Portfolio	% S&P 500 Index	Difference
Consumer Discretionary	18.1%	9.6%	8.5%
Consumer Staples	4.8%	11.4%	-6.6%
Energy	8.8%	11.4%	-2.6%
Financials	13.0%	14.4%	-1.4%
Health Care	10.8%	12.6%	-1.8%
Industrials	8.7%	10.2%	-1.5%
Information Technology	26.0%	19.9%	6.1%
Materials	6.5%	3.6%	2.9%
Telecommunication Services	2.1%	3.2%	-1.1%
Utilities	0.0%	3.7%	-3.7%
Cash	1.2%	0.0%	1.2%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 2 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

20	Semi-Annual Report | December 31, 2009 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	21

Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 98.81%
Auto Components - 5.04%
	Fuel Systems Solutions, Inc.*+	214,600	$8,850,104
	TRW Automotive Holdings Corp.*	488,900	11,674,932

			20,525,036

Automobiles - 1.29%
	Ford Motor Co.*	523,500	5,235,000

Beverages - 1.01%
	Coca-Cola Enterprises, Inc.	193,800	4,108,560

Biotechnology - 0.84%
	Amgen, Inc.*	60,600	3,428,142

Capital Markets - 1.15%
	Goldman Sachs Group, Inc.	27,800	4,693,752

Chemicals - 4.95%
	NewMarket Corp.	97,900	11,235,983
	Potash Corp. of Saskatchewan, Inc.	45,299	4,914,941
	The Lubrizol Corp.	55,000	4,012,250

			20,163,174

Commercial Banks - 0.86%
	Barclays PLC - Sponsored ADR	199,200	3,505,920

Commercial Services & Supplies - 1.86%
	EnerNOC, Inc.*+	127,700	3,880,803
	Tetra Tech, Inc.*	135,500	3,681,535

			7,562,338

Computers & Peripherals - 2.25%
	EMC Corp.*	238,300	4,163,101
	Seagate Technology+	273,800	4,980,422

			9,143,523

Construction & Engineering - 1.02%
	EMCOR Group, Inc.*	153,800	4,137,220

Consumer Finance - 1.02%
	SLM Corp.*	368,700	4,155,249

Diversified Consumer Services - 2.90%
	Apollo Group, Inc., Class A*	61,000	3,695,380
	Corinthian Colleges, Inc.*+	233,000	3,208,410
	DeVry, Inc.+	86,300	4,895,799

			11,799,589

Industry	Company	Shares	Value

Diversified Telecommunication Services - 2.07%
	AT&T, Inc.	158,200	$4,434,346
	Verizon Communications, Inc.	120,400	3,988,852

			8,423,198

Electrical Equipment - 3.69%
	American Superconductor Corp.*+	249,400	10,200,460
	Cooper Industries PLC, Class A	112,900	4,814,056

			15,014,516

Electronic Equipment & Instruments - 2.63%
	Tech Data Corp.*+	229,400	10,703,804

Energy Equipment & Services - 5.52%
	Atwood Oceanics, Inc.*	210,200	7,535,670
	Diamond Offshore Drilling, Inc.+	51,000	5,019,420
	National Oilwell Varco, Inc.*+	135,200	5,960,968
	TETRA Technologies, Inc.*	355,300	3,936,724

			22,452,782

Food Products - 1.92%
	American Italian Pasta Co., Class A*+	105,500	3,670,345
	Kraft Foods, Inc., Class A	152,500	4,144,950

			7,815,295

Health Care Providers & Services - 1.30%
	Amedisys, Inc.*+	109,300	5,307,608

Health Care Technology - 1.88%
	Cerner Corp.*+	92,700	7,642,188

Household Products - 1.13%
	Procter & Gamble Co.	75,700	4,589,691

Industrial Conglomerates - 0.92%
	General Electric Co.	247,500	3,744,675

Insurance - 5.84%
	Aflac, Inc.	135,700	6,276,125
	Arthur J. Gallagher & Co.	177,100	3,986,521
	Conseco, Inc.*+	664,200	3,321,000
	Hartford Financial Services Group, Inc.	142,300	3,309,898
	Prudential Financial, Inc.	77,300	3,846,448
	XL Capital, Ltd., Class A+	164,700	3,018,951

			23,758,943

22	Semi-Annual Report | December 31, 2009 (Unaudited)

Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Internet Software & Services - 6.18%
	EarthLink, Inc.+	463,400	$3,850,854
	Equinix, Inc.*+	200,500	21,283,075

			25,133,929

IT Services - 6.63%
	Cognizant Technology Solutions Corp., Class A*	158,800	7,193,640
	MasterCard, Inc., Class A+	16,900	4,326,062
	Unisys Corp.*	262,300	10,114,288
	Visa, Inc., Class A+	61,000	5,335,060

			26,969,050

Life Sciences Tools & Services - 2.76%
	Life Technologies Corp.*+	215,300	11,245,119

Media - 0.95%
	Time Warner, Inc.	132,830	3,870,666

Metals & Mining - 0.62%
	IAMGOLD Corp.	161,500	2,525,860

Multiline Retail - 2.79%
	Dollar Tree, Inc.*	85,200	4,115,160
	Family Dollar Stores, Inc.+	124,100	3,453,703
	Target Corp.	78,700	3,806,719

			11,375,582

Oil, Gas & Consumable Fuels - 3.30%
	ConocoPhillips	94,400	4,821,008
	Exxon Mobil Corp.	54,600	3,723,174
	World Fuel Services Corp.+	182,200	4,881,138

			13,425,320

Paper & Forest Products - 0.94%
	Fibria Celulose SA - Sponsored ADR*+	167,100	3,816,564

Personal Products - 0.71%
	Mead Johnson Nutrition Co., Class A	66,245	2,894,907

Pharmaceuticals - 4.06%
	Bristol-Myers Squibb Co.+	89,765	2,266,566
	Medicis Pharmaceutical Corp., Class A	205,300	5,553,365
	Pfizer, Inc.	256,800	4,671,192
	Valeant Pharmaceuticals International*+	126,400	4,018,256

			16,509,379

Industry	Company	Shares	Value

Real Estate Investment Trusts (REITs) - 2.37%
	BioMed Realty Trust, Inc.	367,300	$5,795,994
	Weingarten Realty Investors+	195,300	3,864,987

			9,660,981

Road & Rail - 1.18%
	Avis Budget Group, Inc.*+	366,700	4,811,104

Semiconductors & Semiconductor Equipment - 5.34%
	Applied Materials, Inc.	314,000	4,377,160
	Intel Corp.	210,200	4,288,080
	Micron Technology, Inc.*	810,000	8,553,600
	United Microelectronics Corp. - Sponsored ADR*+	1,164,300	4,517,484

			21,736,324

Software - 3.00%
	Longtop Financial Technologies, Ltd.-Sponsored ADR*+	149,400	5,530,788
	Microsoft Corp.	219,100	6,680,359

			12,211,147

Specialty Retail - 5.14%
	Advance Auto Parts, Inc.	93,500	3,784,880
	Aeropostale, Inc.*	116,700	3,973,635
	CarMax, Inc.*+	193,600	4,694,800
	Home Depot, Inc.	146,500	4,238,245
	J. Crew Group, Inc.*+	94,700	4,236,878

			20,928,438

Thrifts & Mortgage Finance - 1.75%
	Hudson City Bancorp, Inc.	276,600	3,797,718
	Radian Group, Inc.+	454,100	3,319,471

			7,117,189

TOTAL COMMON STOCKS - 98.81%			402,141,762

(Cost $335,724,322)

TOTAL INVESTMENTS - 98.81%			$402,141,762
(Cost $335,724,322)
Other Assets in Excess of Liabilities - 1.19%			4,833,633

NET ASSETS - 100.00%			$406,975,395

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2009. Total loaned securities had a market value of $113,241,768 at December 31, 2009.
ADR	- American Depositary Receipt
Ltd	- Limited

See Notes to Financial Statements.

www.bridgeway.com	23

Ultra-Small Company Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2009

Dear Fellow Ultra-Small Company Fund Shareholder,

Emerging from the worst bear market since the 1930’s, our Fund had its third positive quarterly return in a row in the December quarter. Our Fund was up 4.26% in the quarter, beating each of our performance benchmarks as presented in the table. This quarter we added a new benchmark, the Russell Microcap Index, which is closer in company size to our Fund than the Russell 2000 Index of small companies. We decided to leave the latter index in the lineup, since it is a more popular benchmark in the “small-cap” space. It was a good quarter on a relative basis.

For the six month semi-annual period ending December 31, our Fund appreciated 21.04%, strong in absolute returns, but lagging most of our benchmarks as presented in the table below. The primary reasons for this lagging performance were a) the “lack of traction,” or disconnect between company economic performance and stock price (see page 3)—an environment unfriendly to a majority of our stock picking models, b) the fact that financially distressed and beat up companies continued their remarkable run that began in March 2009—these are companies that have tended to do poorly over the long-haul and which we tend to avoid, and c) the fact that very low priced stocks (below $1/share—penny stocks which we avoid for reasons of risk and potential precipitous decline) soared extraordinarily, accounting for a significant percentage of the CRSP 10 Index return even though they accounted for a small portion of the Index itself.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results according to the formula required by the Securities and Exchange Commission. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	10 Year 1/1/00 to 12/31/09	Life-to-Date 8/5/94 to 12/31/09

Ultra-Small Company Fund	4.26%	21.04%	48.93%	-0.51%	12.71%	15.99%
CRSP Cap-Based Port. 10 Index	0.45%	28.59%	81.12%	1.66%	10.74%	12.09%
Lipper Micro-Cap Stock Funds Index	3.72%	22.15%	38.01%	-0.91%	3.08%	NA
Russell Microcap Index	-0.47%	19.57%	27.48%	-3.33%	NA	NA
Russell 2000 Index (small companies)	3.87%	23.90%	27.17%	0.51%	3.51%	7.74%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell Microcap Index is an unmanaged, market value weighted index, that measures performance of 1000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,415 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2009, Ultra-Small Company Fund ranked 21st of 70 micro-cap funds for the twelve months ending December 31, 2009, 24th of 59 over the last five years, 3rd of 35 over the last ten years, and 1st of 9 since inception in August, 1994. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

24	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Performance of a $10,000 Investment from Inception (August 5, 1994) to December 31, 2009

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Short Version:  After such a tremendous run of some of the most financially distressed ultra-small stocks in the June and September quarters, ultra-small stocks had a “cooling off” period in the December quarter (see the table below). Relatively strong stock picks among healthcare and financial stocks boosted our Fund’s returns above that of our CRSP 10 Index.

The table of stock performance by various size categories indicates some “cooling off” of ultra-small stocks in the December quarter after a tremendous run in the June and September quarters.

CRSP Decile[1]	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	10 Year 1/1/00 to 12/31/09	84 Year 1/1/1926 to 12/31/09
1 (ultra-large)	6.02%	20.56%	22.56%	0.44%	-2.34%	9.06%
2	5.87%	24.92%	38.25%	2.23%	3.17%	10.35%
3	6.20%	28.32%	38.15%	1.95%	2.80%	10.72%
4	6.24%	27.08%	44.79%	3.34%	4.05%	10.72%
5	5.93%	28.42%	44.71%	5.12%	4.67%	11.25%
6	4.96%	26.84%	42.04%	1.08%	3.94%	11.20%
7	5.37%	27.72%	43.40%	3.05%	4.90%	11.18%
8	3.12%	26.13%	47.73%	2.70%	6.35%	11.40%
9	0.97%	24.62%	49.57%	1.07%	6.51%	11.48%
10 (ultra-small)	0.45%	28.59%	81.12%	1.66%	10.74%	13.10%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	25

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Particularly strong performers among telecommunications, healthcare, and financial companies carried the day.

These are the Fund’s ten best-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Telestone Technologies Corp.	Communications Equipment	153.3%
2	Merrimac Industries, Inc.	Electronic Equip., Instruments	106.3%
3	China Automotive Systems, Inc.	Auto Components	82.0%
4	Collectors Universe, Inc.	Diversified Consumer Services	57.9%
5	Schiff Nutrition International, Inc.	Personal Products	50.1%
6	Jinpan International, Ltd.	Electrical Equipment	48.9%
7	IDT Corp.	Diversified Telecommunication	46.9%
8	Valuevision Media, Inc.	Internet & Catalog Retail	45.8%
9	ICT Group, Inc.	Commercial Services & Supplies	43.9%
10	Continucare Corp.	Health Care Providers & Services	43.9%

While domestic automakers struggle through the pangs of restructurings, China’s auto markets surge ahead. China Automotive Systems supplies component products for passenger cars throughout the People’s Republic of China. Its profits surged in the most recently reported quarter and management issued positive guidance for future revenues as the Chinese government continues to send favorable signs about industry support and tax-friendly policies. November auto sales soared in China by almost 100% from last year’s levels and automakers as well as their suppliers are benefiting. Some analysts believe the industry is primed to grow substantially in the quarters and years to come as China’s emerging middle class becomes better able to afford all the same luxuries enjoyed by folks in more developed countries like the United States. China Automotive Systems was among the Fund’s top performers and its share price rose over 80% during the December quarter.

Of course not all our holdings did well in the quarter. A broad array of companies detracted from our returns on the other end of the spectrum. These are the Fund’s ten worst-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Loss
1	Trico Marine Services, Inc.	Energy Equipment & Services	-49.9%
2	Broadpoint Gleacher Securities, Inc.	Capital Markets	-46.5%
3	SciClone Pharmaceuticals, Inc.	Biotechnology	-45.2%
4	Books-A-Million, Inc.	Specialty Retail	-44.2%
5	First United Corp.	Commercial Banks	-41.7%
6	Geokinetics, Inc.	Energy Equipment & Services	-35.4%
7	Carmike Cinemas, Inc.	Media	-35.4%
8	DRI Corp.	Electronic Equip., Instruments	-32.1%
9	LaserCard Corp.	Computers & Peripherals	-31.3%
10	Fonar Corp.	Health Care Equipment & Supplies	-31.3%

Biotech companies live and die with each phase of each drug trial; positive or negative results can make or break a quarter, a year, or even a company’s overall future. SciClone Pharmaceuticals develops drugs for the treatment of cancer and infectious diseases, primarily in China. In October, it received a negative recommendation on a Phase 2 trial of a pancreatic cancer treatment and, subsequently, chose to discontinue development. Shortly thereafter, the company began implementing a corporate restructuring that included mass layoffs of over 15% of its workforce, mainly within R&D, and management expects to take a $300,000 hit from the severance expenses. SciClone has struggled through disappointments in the past. Zadaxin, for example, is the company’s principal product, but has yet to be approved for sale in the US for hepatitis C treatment because it failed to achieve certain results in a recent study. The holding was one of five stocks that lost over 40% during the December quarter.

26	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Of final note with respect to the quarter, page 3 indicates our models did a stellar job of picking stocks that performed extremely well on a fundamental basis. 69% of our Fund companies reported earnings stronger than Wall Street analyst expectations versus only 57% for our primary market benchmark. Clearly, we are not yet being fully rewarded for this record on a fundamental basis, i.e. on the basis of the quality of actual company economic reports. We do not believe this phenomenon (“lack of traction”) can last forever, and did see some signs that this might have peaked and perhaps turned our direction.

Detailed Explanation of Calendar Year Performance

The Short Version:  Great year from many viewpoints, beating three of four benchmarks by double digits, BUT we underperformed our primary benchmark by a huge amount. The reasons are complex; read on…

The calendar year performance is quite a bit more complicated. We beat our peer benchmark by more than ten percentage points. We beat two of our market benchmarks by more than 20%! Up to this point you might be thinking we had a fantastic year. Not so! We also underperformed our primary market benchmark of ultra-small companies by almost 32%. The latter was due to a) the fast turnover of quarterly rebalancing of the index, which our Fund does not try to replicate because of the impact on transaction costs and taxes (but this lack of fast rebalancing rarely makes a large difference), b) the fact that some of our stocks had appreciated into the “micro-cap” size range which lagged the 10th decile from March through September (we don’t generally sell these appreciated stocks immediately), c) we tend to avoid “penny stocks” for reasons of high risk of precipitous decline; though these distressed stocks soared by roughly 187% in 2009, they have historically underperformed a majority of the time.

The factors working against us in the previous paragraph were broad across the Fund, specifically in eight of ten sectors. Only in two sectors, consumer staples and financials, did our Fund stocks significantly beat those of the CRSP 10 Index.

These are the Fund’s ten best performers for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Gain
1	APAC Customer Services, Inc.	Commercial Services & Supplies	392.6%
2	Medifast, Inc.	Personal Products	386.3%
3	Telestone Technologies Corp.	Communications Equipment	328.1%
4	Kirkland's, Inc.	Specialty Retail	325.4%
5	Gulfport Energy Corp.	Oil, Gas & Consumable Fuels	292.8%
6	China Automotive Systems, Inc.	Auto Components	284.8%
7	Spectrum Pharmaceuticals, Inc.	Biotechnology	255.1%
8	Hi-Tech Pharmacal Co., Inc.	Pharmaceuticals	231.9%
9	Jinpan International, Ltd.	Electrical Equipment	215.7%
10	Vanguard Natural Resources LLC	Oil, Gas & Consumable Fuels	201.1%

Many retailers feared the worst for 2009 as the recession pushed forward with no apparent end in sight. However, as the year progressed, the economy began to experience some semblance of recovery (though ever so slightly) and some consumers cautiously began returning to the malls and strip centers. Kirkland’s is a home furnishing retailer that sells mirrors, lamps, furniture, and other decorative accessories. Even before the heart of the downturn, management began preparing for the potential pains by reducing inventories and relocating from expensive malls into more rent-friendly shopping centers. Its core base of middle-age female customers never left them and, as the recovery began to emerge, Kirkland’s benefited from enhanced sales activity. It reported flat revenues in the second quarter, but issued favorable guidance for the periods to come. By the third quarter, it returned to profitability and again raised its outlook for the year. In fact, in just three-quarters of 2009, Kirkland’s has already surpassed its earnings for all of 2008. Kirkland’s share price soared over 300% during the calendar year, though it still had to settle for only number four among our top 10 performers.

www.bridgeway.com	27

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Quite an attractive list in a “bounceback” year, but the list of worst performers was unfortunately quite ugly:

Rank	Description	Industry	% Loss
1	Callon Petroleum Co.	Oil, Gas & Consumable Fuels	-62.8%
2	Crawford & Co.	Insurance	-61.9%
3	Matrixx Initiatives, Inc.	Pharmaceuticals	-56.4%
4	Presstek, Inc.	Computers & Peripherals	-54.0%
5	Cardiac Science Corp.	Health Care Equipment & Supplies	-53.1%
6	Trico Marine Service, Inc.	Energy Equipment & Services	-49.9%
7	Omni Energy Services Corp.	Energy Equipment & Services	-49.3%
8	First United Corp.	Commercial Banks	-47.5%
9	LIN TV Corp.	Media	-47.0%
10	American Caresource Holdings, Inc.	Health Care Providers & Services	-46.5%

Feed a cold; starve a fever. (Or is it the other way around?) Unfortunately, for Matrixx Initiatives, fewer stuffy-nosed patients may be using its Zicam nasal pump after the FDA warned consumers that the product may cause anosmia or an inability to smell. Matrixx initiated a voluntary recall in June and was hit with several class action and personal injury lawsuits in the aftermath of the FDA announcement. The cold remedy accounts for some 40% of company sales, so its bottom line will undoubtedly be impacted despite the fact that management disputes the findings. Matrixx was among the Fund’s worst performers and one of five holdings to decline over 50% during the calendar year 2009.

Top Ten Holdings as of December 31, 2009

Reflecting a broadly diversified Fund with respect to sectors and industries, our top ten positions accounted for only 18% of Fund net assets and spanned nine different industries.

Rank	Description	Industry	Percent of Net Assets
1	VSE Corp.	Professional Services	2.2%
2	ClickSoftware Technologies, Ltd.	Software	2.2%
3	Kirkland's, Inc.	Specialty Retail	1.9%
4	Hi-Tech Pharmacal Co., Inc.	Pharmaceuticals	1.8%
5	Medifast, Inc.	Personal Products	1.7%
6	LivePerson, Inc.	Internet Software & Services	1.7%
7	BioScrip, Inc.	Health Care Providers & Services	1.7%
8	Micrus Endovascular Corp.	Health Care Equipment & Supplies	1.6%
9	Telestone Technologies Corp.	Communications Equipment	1.6%
10	TeleCommunication Systems, Inc.	Software	1.5%

Total			17.9%

28	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2009

Our underweighting in financials is typically the most noteworthy difference between our Fund holdings and those of our primary market index. That continues to be true at the end of the December quarter. Industrial stocks were our largest sector representation at 22% of the Fund, 4.7% more than their representation in the Index.

	% of Portfolio	% of CRSP 10 Index	Difference
Consumer Discretionary	20.6%	15.7%	4.9%
Consumer Staples	3.9%	2.8%	1.1%
Energy	3.5%	6.2%	-2.7%
Financials	17.1%	21.1%	-4.0%
Health Care	19.4%	17.2%	2.2%
Industrials	8.4%	13.8%	-5.4%
Information Technology	22.0%	17.3%	4.7%
Materials	3.1%	3.1%	0.0%
Telecommunication Services	0.7%	1.3%	-0.6%
Utilities	1.3%	1.5%	-0.2%
Cash	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

www.bridgeway.com	29

Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 97.92%
Aerospace & Defense - 1.06%
	AeroCentury Corp.*+	8,500	$133,025
	Applied Signal Technology, Inc.	21,200	408,948
	Astrotech Corp.*+	200,000	382,000

			923,973

Airlines - 0.76%
	Pinnacle Airlines Corp.*	96,100	661,168

Auto Components - 4.51%
	China Automotive Systems, Inc.*+	42,900	802,659
	Hawk Corp., Class A*	29,300	515,973
	SORL Auto Parts, Inc.*	41,100	350,583
	Spartan Motors, Inc.+	119,668	673,731
	Tongxin International, Ltd.*+	89,500	805,500
	Wonder Auto Technology, Inc.*	67,000	787,920

			3,936,366

Biotechnology - 2.90%
	Insmed, Inc.*	500,000	385,000
	Oncothyreon, Inc.*+	139,400	751,366
	Repligen Corp.*	184,300	757,473
	SciClone Pharmaceuticals, Inc.*	125,300	291,949
	Transcept Pharmaceuticals, Inc.*+	50,300	343,549

			2,529,337

Capital Markets - 3.65%
	Broadpoint Gleacher Securities, Inc.*	65,000	289,900
	Gladstone Investment Corp.	33,400	152,304
	JMP Group, Inc.	55,000	534,600
	Kohlberg Capital Corp.	52,000	237,120
	PennantPark Investment Corp.	102,900	917,868
	Rodman & Renshaw Capital Group, Inc.*	58,800	241,080
	Triangle Capital Corp.+	67,171	812,097

			3,184,969

Chemicals - 1.29%
	KMG Chemicals, Inc.	51,754	773,722
	Penford Corp.	40,000	347,600

			1,121,322

Commercial Banks - 2.35%
	Access National Corp.	7,500	44,250
	Alliance Financial Corp.	15,500	420,825

Industry	Company	Shares	Value

Commercial Banks (continued)
	Bancorp Rhode Island, Inc.	11,600	$297,888
	Bridge Bancorp, Inc.+	13,000	312,520
	Century Bancorp, Inc., Class A	16,600	365,698
	Eagle Bancorp, Inc.*	20,000	209,400
	First United Corp.+	11,000	66,000
	German American Bancorp, Inc.+	8,000	130,000
	Horizon Bancorp	7,300	118,406
	MidSouth Bancorp, Inc.	6,000	83,400

			2,048,387

Commercial Services & Supplies - 1.63%
	APAC Customer Services, Inc.*	100,000	596,000
	Ecology & Environment, Inc., Class A	6,900	103,500
	Industrial Services of America, Inc.*	10,000	96,400
	PRG-Schultz International, Inc.*	105,600	624,096

			1,419,996

Communications Equipment - 3.40%
	Bel Fuse, Inc., Class A	5,200	101,088
	China GrenTech Corp., Ltd. - ADR*	136,000	484,160
	Communications Systems, Inc.	10,900	135,596
	eOn Communications Corp.*	37,217	227,024
	Silicom, Ltd.*	15,000	124,500
	Telestone Technologies Corp.*+	69,000	1,368,960
	Westell Technologies, Inc., Class A*	367,200	440,640
	Zhone Technologies, Inc.*	200,000	81,920

			2,963,888

Computers & Peripherals - 1.43%
	Dot Hill Systems Corp.*	185,000	351,500
	Hypercom Corp.*	178,900	567,113
	LaserCard Corp.*	57,500	331,775

			1,250,388

Consumer Finance - 0.29%
	Nicholas Financial, Inc.*+	12,100	83,369
	QC Holdings, Inc.	35,000	168,350

			251,719

Distributors - 0.35%
	AMCON Distributing Co.	4,700	305,782

30	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Diversified Consumer Services - 1.49%
	Carriage Services, Inc.*	18,100	$71,133
	China Education Alliance, Inc.*+	90,000	555,300
	ChinaCast Education Corp.*	40,000	302,400
	Collectors Universe, Inc.	40,000	374,000

			1,302,833

Diversified Financial Services - 0.62%
	California First National Bancorp	4,000	52,240
	Medallion Financial Corp.	60,000	490,200

			542,440

Diversified Telecommunication Services - 0.68%
	IDT Corp., Class B*	76,500	371,025
	inContact, Inc.*	75,000	219,750

			590,775

Electrical Equipment - 1.65%
	China Ritar Power Corp.*	65,800	318,472
	Espey Manufacturing & Electronics Corp.	3,000	57,360
	Jinpan International, Ltd.	22,400	1,067,808

			1,443,640

Electronic Equipment & Instruments - 1.17%
	IEC Electronics Corp.*+	113,300	589,160
	Planar Systems, Inc.*	85,000	242,250
	TESSCO Technologies, Inc.	12,000	193,680

			1,025,090

Energy Equipment & Services - 1.22%
	Natural Gas Services Group, Inc.*	56,400	1,063,140

Food Products - 0.69%
	Coffee Holding Co., Inc.*+	50,000	209,500
	John B. Sanfilippo & Son, Inc.*	25,400	395,224

			604,724

Health Care Equipment & Supplies - 3.29%
	AtriCure, Inc.*	20,000	120,800
	FONAR Corp.*	35,000	54,950
	Kewaunee Scientific Corp.	7,000	100,940
	Micrus Endovascular Corp.*	91,300	1,370,413
	RTI Biologics, Inc.*	100,000	384,000
	Vascular Solutions, Inc.*	100,000	839,000

			2,870,103

Industry	Company	Shares	Value

Health Care Providers & Services - 8.95%
	Advocat, Inc.	5,460	$42,042
	Almost Family, Inc.*+	28,500	1,126,605
	American Medical Alert Corp.	9,300	61,101
	BioScrip, Inc.*	178,897	1,495,579
	Continucare Corp.*	142,000	620,540
	Emergent Group, Inc.	60,400	433,672
	Health Grades, Inc.*	142,000	609,180
	Metropolitan Health Networks, Inc.*	135,000	268,650
	NovaMed, Inc.*+	119,000	461,720
	Providence Service Corp.*	71,200	1,124,960
	Rural/Metro Corp.*+	98,600	591,600
	Sharps Compliance Corp.*	60,000	576,000
	U.S. Physical Therapy, Inc.*	23,572	399,074

			7,810,723

Health Care Technology - 0.69%
	HealthStream, Inc.*	30,000	118,500
	Transcend Services, Inc.*+	22,600	482,736

			601,236

Hotels, Restaurants & Leisure - 3.57%
	Caribou Coffee Co., Inc.*	111,700	862,324
	Carrols Restaurant Group, Inc.*	148,700	1,051,309
	Frisch's Restaurants, Inc.	8,000	190,800
	Jamba, Inc.*	221,000	371,280
	Universal Travel Group*	63,100	639,834

			3,115,547

Household Products - 0.52%
	Orchids Paper Products Co.*+	22,800	456,456

Insurance - 2.69%
	American Physicians Capital, Inc.	36,633	1,110,713
	Eastern Insurance Holdings, Inc.	18,000	155,160
	Meadowbrook Insurance Group, Inc.	83,000	614,200
	Mercer Insurance Group, Inc.	7,000	127,190
	NYMAGIC, Inc.	20,500	340,095

			2,347,358

Internet & Catalog Retail - 2.00%
	Gaiam, Inc., Class A*	61,500	472,935
	US Auto Parts Network, Inc.*	48,500	252,200
	ValueVision Media, Inc., Class A*+	212,500	1,020,000

			1,745,135

www.bridgeway.com	31

Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Internet Software & Services - 3.92%
	Innodata Isogen, Inc.*	102,000	$565,080
	LivePerson, Inc.*	215,000	1,498,550
	Local.com Corp.*	67,300	391,013
	Marchex, Inc., Class B	62,200	315,976
	Saba Software, Inc.*	60,000	248,400
	Tucows, Inc.*	55,500	37,740
	Zix Corp.*+	213,200	364,572

			3,421,331

IT Services - 2.66%
	Computer Task Group, Inc.*	75,000	600,750
	Dynamics Research Corp.*	34,000	360,740
	eLoyalty Corp.*	30,000	206,100
	Lionbridge Technologies, Inc.*	238,200	547,860
	Newtek Business Services, Inc.	60,900	60,291
	StarTek, Inc.*	62,800	469,744
	WidePoint Corp.*	103,400	77,550

			2,323,035

Leisure Equipment & Products - 1.20%
	Sport Supply Group, Inc., Class A	83,000	1,044,970

Machinery - 0.29%
	Portec Rail Products, Inc.	24,000	257,040

Media - 0.71%
	Ballantyne Strong, Inc.*	25,300	94,369
	Lee Enterprises, Inc.	21,456	74,452
	Navarre Corp.*+	180,000	381,600
	Saga Communications, Inc., Class A*	5,000	62,750
	Salem Communications Corp.	1,200	7,188

			620,359

Metals & Mining - 0.74%
	General Steel Holdings, Inc.*+	146,400	645,624

Oil, Gas & Consumable Fuels - 2.31%
	Adams Resources & Energy, Inc.	18,000	396,900
	BioFuel Energy Corp.*+	150,000	412,500
	FieldPoint Petroleum Corp.*	61,000	140,300
	Vanguard Natural Resources LLC+	48,500	1,070,395

			2,020,095

Paper & Forest Products - 1.13%
	KapStone Paper and Packaging Corp.*	100,500	989,925

Industry	Company	Shares	Value

Personal Products - 2.73%
	CCA Industries, Inc.	34,000	$188,700
	Medifast, Inc.*+	49,500	1,513,710
	Reliv International, Inc.	7,000	22,960
	Schiff Nutrition International, Inc.	40,000	312,800
	The Female Health Co.*	73,000	345,290

			2,383,460

Pharmaceuticals - 3.76%
	Adolor Corp.*	250,000	365,000
	Cornerstone Therapeutics, Inc.*+	90,000	549,000
	Hi-Tech Pharmacal Co., Inc.*	55,500	1,556,775
	ISTA Pharmaceuticals, Inc.*	145,000	661,200
	Lannett Co., Inc.*	25,000	147,750

			3,279,725

Professional Services - 3.01%
	Diamond Management & Technology Consultants, Inc.	91,700	675,829
	VSE Corp.	43,200	1,947,456

			2,623,285

Real Estate Investment Trusts (REITs) - 3.43%
	Agree Realty Corp.	26,160	609,267
	Gladstone Commercial Corp.	30,000	402,300
	One Liberty Properties, Inc.	110,449	969,742
	PMC Commercial Trust	15,500	116,250
	UMH Properties, Inc.	18,800	159,424
	Winthrop Realty Trust+	67,900	737,394

			2,994,377

Semiconductors & Semiconductor Equipment - 3.54%
	CEVA, Inc.*	78,600	1,010,796
	FSI International, Inc.*	156,300	459,522
	GSI Technology, Inc.*	40,000	179,200
	Integrated Silicon Solution, Inc.*	70,000	395,500
	Tower Semiconductor, Ltd.*+	400,000	386,000
	Trident Microsystems, Inc.*	353,200	656,952

			3,087,970

Software - 6.06%
	ClickSoftware Technologies, Ltd.*	267,600	1,873,200
	Ebix, Inc.*+	14,800	722,684
	ePlus, Inc.*	11,500	189,865
	Evolving Systems, Inc.*	26,000	162,500
	Pervasive Software, Inc.*	48,600	234,252
	PLATO Learning, Inc.*	101,000	440,360
	TeleCommunication Systems, Inc., Class A*+	135,000	1,306,800
	Wave Systems Corp., Class A*+	250,000	355,000

			5,284,661

32	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Specialty Retail - 4.22%
	America's Car-Mart, Inc.*	35,700	$939,981
	Books-A-Million, Inc.	80,000	537,600
	Destination Maternity Corp.*	25,200	478,800
	Kirkland's, Inc.*	93,700	1,627,569
	Winmark Corp.*+	4,500	99,225

			3,683,175

Textiles, Apparel & Luxury Goods - 1.88%
	Cherokee, Inc.+	36,800	655,776
	Culp, Inc.*	20,000	199,600
	Heelys, Inc.*	85,000	185,300
	Oxford Industries, Inc.	29,100	601,788

			1,642,464

Thrifts & Mortgage Finance - 2.21%
	Abington Bancorp, Inc.	56,400	388,596
	BofI Holding, Inc.*+	27,000	270,000
	Louisiana Bancorp, Inc.*	18,000	260,100
	MutualFirst Financial, Inc.	15,000	86,700
	Pulaski Financial Corp.	30,000	201,000
	United Financial Bancorp, Inc.	55,100	722,361

			1,928,757

Water Utilities - 1.27%
	Artesian Resources Corp., Class A	32,600	596,906
	Connecticut Water Service, Inc.	20,600	510,262

			1,107,168

TOTAL COMMON STOCKS - 97.92%			85,453,916

(Cost $66,961,631)

MONEY MARKET FUND - 2.03%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.17%	1,766,486	1,766,486

TOTAL MONEY MARKET FUND - 2.03%			1,766,486

(Cost $1,766,486)

TOTAL INVESTMENTS - 99.95%			$87,220,402
(Cost $68,728,117)
Other Assets in Excess of Liabilities - 0.05%			46,666

NET ASSETS - 100.00%			$87,267,068

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2009. Total loaned securities had a market value of $13,980,505 at December 31, 2009.
^	Rate disclosed is as of December 31, 2009.
ADR	- American Depositary Receipt
LLC	- Limited Liability Co.
Ltd	- Limited

See Notes to Financial Statements.

www.bridgeway.com	33

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2009

Dear Fellow Ultra-Small Company Market Fund Shareholder,

Emerging from the worst bear market since the 1930’s, our Fund had its third positive quarterly return in a row in the December quarter. The Fund was up a slight 1.16% in the quarter, still beating our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (up 0.45%) and the Russell Microcap Index (down 0.47%). We lagged our peer benchmark, the Lipper Micro-Cap Stock Funds Index (up 3.72%), and the Russell 2000 Index of small companies (up 3.87%). This quarter we added a new benchmark, the Russell Microcap Index, which is closer in company size to our Fund than the Russell 2000 Index of small companies. Nevertheless, we decided to leave the latter index in the lineup, since it is a more popular benchmark in the “small-cap” space. It was a mixed quarter.

For the six month semi-annual period ending December 31, our Fund appreciated 15.52%, strong in absolute returns, but lagging each of our benchmarks as presented in the table below. The primary reasons for this lagging performance were a) the fact that very low priced stocks (below $1/share—penny stocks which we avoid for reasons of risk and potential precipitous decline) soared extraordinarily, accounting for a significant percentage of the Index return even though they accounted for a small portion of the Index itself, b) size effect described on page 37, and c) the fact that financially distressed and beat up companies continued their remarkable run that began in March 2009—these are companies that have tended to do poorly over the long-haul.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results according to the formula required by the Securities and Exchange Commission.

	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	10 Year 1/1/00 to 12/31/09	Life-to-Date 7/31/97 to 12/31/09

Ultra-Small Company Market Fund	1.16%	15.52%	25.96%	-3.51%	8.97%	9.35%
CRSP Cap-Based Port. 10 Index	0.45%	28.59%	81.12%	1.66%	10.74%	10.22%
Lipper Micro-Cap Stock Funds Index	3.72%	22.15%	38.01%	-0.91%	3.08%	5.32%
Russell Microcap Index	-0.47%	19.57%	27.48%	-3.33%	NA	NA
Russell 2000 Index (small companies)	3.87%	23.90%	27.17%	0.51%	3.51%	4.71%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell Microcap Index is an unmanaged, market value weighted index, that measures performance of 1000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,415 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

34	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

According to data from Lipper, Inc. as of December 31, 2009, Ultra-Small Company Market Fund ranked 58th of 70 micro-cap funds for the twelve months ending December 31, 2009, 49th of 59 over the last five years, 11th of 35 over the last ten years, and 7th of 24 since inception in July 1997. These long-term numbers and the graph below give two snapshots of our long-term success. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Performance of a $10,000 Investment from Inception (July 31, 1997) to December 31, 2009

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Short Version:  After such a tremendous run of some of the most financially distressed ultra-small stocks in the June and September quarters, ultra-small stocks had a “cooling off” period in the December quarter. Relatively strong performance among healthcare and financial stocks boosted our Fund’s returns above that of our CRSP 10 Index.

The table below of stock performance by various size categories indicates some “cooling off” of ultra-small stocks in the December quarter after a tremendous run in the June and September quarters.

CRSP Decile[1]	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	10 Year 1/1/00 to 12/31/09	84 Year 1/1/1926 to 12/31/09
1 (ultra-large)	6.02%	20.56%	22.56%	0.44%	-2.34%	9.06%
2	5.87%	24.92%	38.25%	2.23%	3.17%	10.35%
3	6.20%	28.32%	38.15%	1.95%	2.80%	10.72%
4	6.24%	27.08%	44.79%	3.34%	4.05%	10.72%
5	5.93%	28.42%	44.71%	5.12%	4.67%	11.25%
6	4.96%	26.84%	42.04%	1.08%	3.94%	11.20%
7	5.37%	27.72%	43.40%	3.05%	4.90%	11.18%
8	3.12%	26.13%	47.73%	2.70%	6.35%	11.40%
9	0.97%	24.62%	49.57%	1.07%	6.51%	11.48%
10 (ultra-small)	0.45%	28.59%	81.12%	1.66%	10.74%	13.10%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	35

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Particularly strong performers among electrical, electronic, and energy companies carried the day. These are the ten best-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Power-One, Inc.	Electrical Equipment	123.1%
2	Amtech Systems, Inc.	Semiconductors & Semiconductor	108.9%
3	China North East Petroleum Holdings, Ltd.	Oil, Gas & Consumable Fuels	108.4%
4	Merrimac Industries, Inc.	Electronic Equipment, Instruments	106.2%
5	Sonic Solutions, Inc.	Software	98.8%
6	M&F Worldwide Corp.	Commercial Services & Supplies	95.2%
7	Ocean Power Technologies, Inc.	Electrical Equipment	86.5%
8	Green Plains Renewable Energy, Inc.	Oil, Gas & Consumable Fuels	81.7%
9	Culp, Inc.	Textiles, Apparel & Luxury Goods	79.2%
10	American Oil & Gas, Inc.	Oil, Gas & Consumable Fuels	73.4%

Power-One Inc. is involved in the conversion of traditional and renewable energy sources for high-end consumer and industrial applications. Demand has been surging for products within its renewable division in particular, as the company reported record related sales in the most recent quarter. Financial results also have benefited from its improved cost efficiencies and enhanced gross margins. Power-One recently partnered with Texas Instruments which now maintains a non-exclusive agreement to license its digital power technology patents. In November, it terminated a previous exclusive distribution agreement with Magnetek and will now market certain commercial solar products and others through direct sales and ventures with other partners. Power-One was one of four holdings to double in value during the quarter and was the top performer for the Fund.

Of course, not all our holdings did well in the quarter. A broad array of companies detracted from our returns on the other end of the spectrum. These are the Fund’s ten worst-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Loss
1	Antigenics, Inc.	Biotechnology	-68.9%
2	Sterling Financial Corp.	Commercial Banks	-67.4%
3	Bank of Florida Corp.	Commercial Banks	-65.0%
4	Zale Corp.	Specialty Retail	-62.0%
5	Molecular Insight Pharmaceuticals, Inc.	Biotechnology	-59.3%
6	FiberTower Corp.	Wireless Telecommunication Ser	-58.4%
7	MiddleBrook Pharmaceuticals, Inc.	Pharmaceuticals	-55.7%
8	Geokinetics, Inc.	Energy Equipment & Services	-54.6%
9	Sulphco, Inc.	Energy Equipment & Services	-51.1%
10	Xerium Technologies, Inc.	Machinery	-48.0%

Zale Corporation is a specialty retailer of fine jewelry. While the consumer showed some limited signs of renewed activity in the recent holiday season, high-end retailers like Zale continued to struggle as many folks held off on major luxury purchases. Add in an SEC investigation over accounting irregularities and a few class action lawsuits for good measures, and you have the makings of a rather poor quarter. In October, the company went under investigation by the SEC over how it previously accounted for advertising expenses and various income tax matters. Inevitably, the shareholder lawsuits ensued. In November, Zale finally released its delayed earnings report and reported another loss for the seventh time out of eight quarters. Additionally, same-store sales in November fell by about 19% from last year’s levels. As the end of the year approached, management attempted to overcome rumors that the company had hired an investment bank to analyze various restructuring options. Zale was one of four holdings to decline over 60% during the three month period.

36	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Calendar Year Performance

The Short Version:  In spite of reasonably strong absolute returns, it was a very poor calendar year on a relative basis. While our models that help us provide some downside cushion in a bear market (we have a perfect annual record in this regard over the last 12+ years since inception) would normally cause us to lag in a bounceback environment such as 2009, we would never expect to lag our primary market benchmark by the degree we did. The reasons are complex; read on…

The calendar year performance is quite a bit more complicated than most periods. We came within two percentage points of two of our market benchmarks, not unreasonable for the strategy of this Fund in a “bounceback” market. However, we underperformed our peer benchmark by double digits and our primary market benchmark of ultra-small companies by almost 55%. The latter was due to a) the fast turnover of quarterly rebalancing of the index, which our Fund does not try to replicate because of the impact on transaction costs and taxes (but this lack of fast rebalancing rarely makes a large difference), b) the fact that some of our stocks had appreciated into “micro-cap” size range, but we didn’t sell these immediately and they lagged badly from March through September, c) we tend to avoid “penny stocks” for reasons of high risk of precipitous decline; though these distressed stocks soared by roughly 187% in 2009, giving the CRSP 10 Index a huge boost that we missed, and d) our models that help us avoid low quality and financially distressed stocks actually caused us to miss some of the stellar stocks of the 2009 “junk rally.”

Here is our estimation of the effect of the factors on our performance relative to our primary market benchmark in 2009:

Issue	Problem/Source	% Variance
Rebalancing frequency	CRSP 10 rebalances quarterly; we are slower, by design	-8%
Size Effect (appreciated stocks)	We held some additional stocks that had appreciated>CRSP 10	-17%
Penny Stocks	We avoid these risky stocks, which underperform long term but appreciated roughly 187% as a group in 2009	-22%
Sidestepping model	Other low quality stocks outperformed	-9%
Net—other		1%

TOTAL (Fund minus CRSP 10 in 2009)		-55%

Digging deeper, we can examine the appropriateness of each of these factors:

Why don’t we rebalance our Fund more frequently? First, quarterly rebalancing would significantly increase the transaction costs of our Fund, hurting long-term returns. Related to this, more frequent rebalancing would increase taxes for taxable shareholders. Second, this additional return is sporadic and goes both directions. Over the last 85 years of data, Bridgeway estimates that the average annual return of quarterly versus annual rebalancing has generated approximately 0.40% per year more in return for the asset class of ultra-small companies. However, a huge portion of this was in a single year, 2009. Without last year the difference is only 0.22% annually, making it inappropriate to try to “chase” these extra returns with higher transaction costs. We also looked at the possibility of trying to time capture this effect—with no success. Third, we did, in fact, step up the rate of our rebalancing in the January through June 2009 timeframe, which did serve to dampen the negative impact of quarterly rebalancing. In summary, we don’t see a net advantage to stepping up our rate of rebalancing, and we do not plan to change our strategy with respect to rebalancing.

Why don’t we sell appreciated stocks as soon as they appreciate above the cutoff for ultra-small company size? Similar to the discussion of rebalancing in the paragraph above, we do steadily sell our more highly appreciated stocks to reinvest in ultra-small ones. However, we do so at a steadier pace in order to reduce transaction costs and “let some winners run,” if one of the quantitative models we use in our more actively managed Ultra-Small Company Fund indicates strong continuing appreciation potential. Our modeling indicates that this adds value over time, but not in all years, and especially not in 2009, which had a rally led by financially distressed companies. Additionally, this problem was exacerbated in 2008 coming into 2009 by the fact that our Fund companies fell less than CRSP 10 in the downturn and much less than the CRSP “breakpoint” or cutoff for ultra-small stocks, which itself exacerbated the problem of too many of our stocks falling outside the

www.bridgeway.com	37

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

CRSP 10 breakpoint. While we did step up the rate of selling highly appreciated stocks in the first half of 2009, we did not “dump” them wholesale, and would not expect to do so in the future. We would not expect this to affect our returns significantly in most decades, as was demonstrated by the fact that the Fund beat the CRSP 10 returns from inception in 1997 through 2008.

Why don’t we invest in penny stocks? Penny stocks accounted for an unusually high 12% of the CRSP 10 Index at the beginning of 2009, relative to 2% for our Fund. But since these risky stocks soared 187% in aggregate, they contributed 22% more return to the CRSP 10 return than to the Fund return. Why wouldn’t we just invest the same percentage of our Fund in these stocks? Over the long haul these risky stocks have been poor investments historically. Indeed, our analysis indicates that ultra-small penny stocks underperformed 63% of all years from 1961 to present and underperformed for the longer period, even when including the remarkable returns of 2009. We also tried a number of methods to time their outperformance with no “hits.” We feel it’s best to stay away from them.

One of our sidestepping models “blew up” in 2009; should we just stop using it? No. It served its purpose well in most years of our Fund and especially in 2008, helping us cushion the worst downturn since the Great Depression. Frequently, when a model is this far out of the historical bounds unfavorably, it makes up some ground coming back the other direction. Thus, we believe that “bailing” after an awful year like 2009 is a particularly poor strategy, which could lead to “whipsawing.” Whipsawing is where you underperform on the way down, trade out of what just hurt you—then change strategies just in time to underperform again on the way back up.

The factors working against us in the previous paragraphs were broad across the Fund, specifically in eight of ten sectors. Only in two sectors, consumer staples and financials, did our Fund stocks significantly beat those of the CRSP 10 Index.

These are the ten best performers for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Valassis Communications, Inc.	Media	658.2%
2	Rex Energy Corp.	Oil, Gas & Consumable Fuels	421.1%
3	Culp, Inc.	Textiles, Apparel & Luxury Goods	404.0%
4	APAC Customer Services, Inc.	Commercial Services & Supplies	392.6%
5	Trimas Corp.	Machinery	390.6%
6	KapStone Paper and Packaging Corp.	Paper Products	376.9%
7	Entercom Communications Corp.	Media	358.8%
8	Providence Service Corp.	Health Care Providers & Services	331.5%
9	Sonic Solutions, Inc.	Software	317.8%
10	EnerNOC, Inc.	Commercial Services & Supplies	308.5%

When the going gets tough…the tough clip coupons. Though the economy has shown some signs of recovery (ever so slightly) during the year, families and businesses continue to monitor their budgets in search of cost-cutting measures. Media and marketing company, Valassis Communications, has taken advantage of consumer frugality, as one of its subsidiaries is a major coupon distributer. In fact, the company emerged victorious in a lawsuit against a NewsCorp subsidiary and won a $300 million verdict regarding monopolistic practices. Earnings surged in the second quarter as margins improved on enhanced operational efficiencies. In December, management offered a better-than-expected forecast for 2010 as demand continues to increase for its coupon and direct mail divisions. Valassis was far and away the firm’s top performer for the calendar year and skyrocketed more than 650% during the 12-month period.

38	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

On the other side of the ledger, financial stocks accounted for four of our five worst performers for the calendar year ended December 31, 2009. Here is our list of worst performers:

Rank	Description	Industry	% Loss
1	Soapstone Networks, Inc.	Software	-82.4%
2	Sterling Financial Corp.	Commercial Banks	-79.2%
3	Bank of Florida Corp.	Commercial Banks	-76.8%
4	Capitol Bancorp, Ltd.	Commercial Banks	-75.5%
5	FirstFed Financial Corp.	Thrifts & Mortgage Finance	-74.9%
6	ARCA Biopharma, Inc.	Biotechnology	-73.0%
7	Park-Ohio Holdings Corp.	Air Freight & Logistics	-70.8%
8	Antigenics, Inc.	Biotechnology	-69.7%
9	United Security Bancshares	Commercial Banks	-68.8%
10	Matrixx Initiatives, Inc.	Pharmaceuticals	-66.1%

Feed a cold; starve a fever. (Or is it the other way around?) Unfortunately, for Matrixx Initiatives, fewer stuffy-nosed patients may be using its Zicam nasal pump after the FDA warned consumers that the product may cause anosmia or an inability to smell. Mattrixx initiated a voluntary recall in June and was hit with several class action and personal injury lawsuits in the aftermath of the FDA announcement. The cold remedy accounts for some 40% of company sales, so its bottom line will undoubtedly be impacted, despite the fact that management disputes the findings. Matrixx was among the Fund’s worst performers and was one of three health care companies to make the “worst-of” list during the calendar year 2009.

Top Ten Holdings as of December 31, 2009

Because this passively-managed fund is designed generally to track the ultra-small-cap index (CRSP 10), no one company comprises too high a percentage of its assets. In fact, the top ten holdings represent less than nine percent of overall Fund net assets, and no stock accounts for greater than one-and-a-half percent. The only way a stock makes this list is by appreciation, since we never buy as much as even a half percent of net assets in a single stock.

Rank	Description	Industry	Percent of Net Assets
1	America’s Car-Mart, Inc.	Specialty Retail	1.2%
2	Rex Energy Corp.	Oil, Gas & Consumable Fuels	1.0%
3	Providence Service Corp.	Health Care Providers & Services	1.0%
4	Atrion Corp.	Health Care Equipment & Supplies	0.9%
5	Arrow Financial Corp.	Commercial Banks	0.8%
6	Mercer Insurance Group, Inc.	Insurance	0.7%
7	AEP Industries, Inc.	Containers & Packaging	0.7%
8	Ceva, Inc.	Semiconductors & Semiconductor Equipment	0.7%
9	Hot Topic, Inc.	Specialty Retail	0.7%
10	Buffalo Wild Wings, Inc.	Hotels, Restaurants & Leisure	0.7%

			8.4%

www.bridgeway.com	39

Ultra-Small Company Market Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2009

At 19%, our largest industry sector concentration continues to be financial stocks, though down from the peak of more than 24% a year ago. This sector also remains our most underweighted sector at 1.8%.

	% of Portfolio	% CRSP 10 Index	Difference
Consumer Discretionary	14.9%	15.7%	-0.8%
Consumer Staples	2.6%	2.8%	-0.2%
Energy	6.5%	6.2%	0.3%
Financials	19.3%	21.1%	-1.8%
Health Care	16.8%	17.2%	-0.4%
Industrials	12.9%	13.8%	-0.9%
Information Technology	16.6%	17.3%	-0.7%
Materials	3.5%	3.1%	0.4%
Telecommunication Services	1.2%	1.3%	-0.1%
Utilities	1.2%	1.5%	-0.3%
Cash	4.5%	0.0%	4.5%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

40	Semi-Annual Report | December 31, 2009 (Unaudited)

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www.bridgeway.com	41

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 95.46%
Aerospace & Defense - 1.70%
	AeroCentury Corp.*	43,400	$679,210
	Applied Signal Technology, Inc.	77,834	1,501,418
	Ascent Solar Technologies, Inc.*+	180,700	957,710
	Ducommun, Inc.	18,443	345,068
	GenCorp, Inc.*	152,600	1,068,200
	Herley Industries, Inc.*	31,700	440,313
	Innovative Solutions & Support, Inc.*	135,100	620,109
	The Allied Defense Group, Inc.*	77,300	367,175

			5,979,203

Air Freight & Logistics - 0.28%
	Dynamex, Inc.*	21,200	383,720
	Pacer International, Inc.*+	188,800	596,608

			980,328

Airlines - 0.53%
	Hawaiian Holdings, Inc.*	162,300	1,136,100
	Pinnacle Airlines Corp.*	106,600	733,408

			1,869,508

Auto Components - 1.30%
	Amerigon, Inc.*+	42,200	335,068
	Dorman Products, Inc.*	41,100	643,626
	Hawk Corp., Class A*	56,600	996,726
	Spartan Motors, Inc.+	382,600	2,154,038
	Strattec Security Corp.*	24,100	445,850

			4,575,308

Biotechnology - 4.03%
	Acadia Pharmaceuticals, Inc.*	253,500	334,620
	Affymax, Inc.*	29,303	724,956
	Amicus Therapeutics, Inc.*+	109,800	435,906
	Anadys Pharmaceuticals, Inc.*	202,300	426,853
	Antigenics, Inc.*+	253,800	162,432
	ARIAD Pharmaceuticals, Inc.*	222,000	506,160
	ArQule, Inc.*	131,300	484,497
	Array Biopharma, Inc.*	160,100	449,881
	AVI BioPharma, Inc.*+	257,400	375,804
	BioSante Pharmaceuticals, Inc.*+	90,500	131,225
	BioSpecifics Technologies Corp.*+	11,300	331,655
	Celldex Therapeutics, Inc.*	71,400	334,152
	CombinatoRx, Inc.*	194,321	161,287
	Curis, Inc.*+	219,100	712,075
	Cytori Therapeutics, Inc.*+	96,200	586,820
	CytRx Corp.*	378,895	424,362

Industry	Company	Shares	Value

Biotechnology (continued)
	Idenix Pharmaceuticals, Inc.*	126,100	$271,115
	Inovio Biomedical Corp.*+	166,666	189,999
	Keryx Biopharmaceuticals, Inc.*+	214,400	536,000
	Molecular Insight Pharmaceuticals, Inc.*+	81,300	182,925
	Nanosphere, Inc.*	71,000	457,240
	Neurocrine Biosciences, Inc.*	120,100	326,672
	NeurogesX, Inc.*	43,700	336,927
	OncoGenex Pharmaceutical, Inc.*	11,200	249,536
	Oncothyreon, Inc.*+	124,300	669,977
	Progenics Pharmaceuticals, Inc.*+	72,400	321,456
	Repligen Corp.*	74,634	306,746
	Sangamo Biosciences, Inc.*+	370,100	2,190,992
	StemCells, Inc.*+	328,100	413,406
	Vical, Inc.*+	337,600	1,110,704

			14,146,380

Building Products - 0.06%
	China Architectural Engineering, Inc.*+	203,500	213,675

Capital Markets - 2.77%
	Cowen Group, Inc., Class A*+	126,758	750,407
	Diamond Hill Investment Group, Inc.	5,600	359,688
	Gladstone Capital Corp.	76,600	589,820
	Harris & Harris Group, Inc.*	69,400	317,158
	International Assets Holding Corp.*	80,186	1,165,905
	JMP Group, Inc.	81,100	788,292
	Kohlberg Capital Corp.+	59,900	273,144
	Main Street Capital Corp.+	27,500	443,300
	NGP Capital Resources Co.	48,600	395,118
	PennantPark Investment Corp.	129,100	1,151,572
	Rodman & Renshaw Capital Group, Inc.*+	117,800	482,980
	TICC Capital Corp.	82,300	497,915
	TradeStation Group, Inc.*	114,174	900,833
	Triangle Capital Corp.	57,212	691,693
	Westwood Holdings Group, Inc.+	25,600	930,304

			9,738,129

42	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Chemicals - 1.05%
	Flotek Industries, Inc.*+	258,600	$346,524
	KMG Chemicals, Inc.	58,800	879,060
	Landec Corp.*	205,000	1,279,200
	Omnova Solutions, Inc.*	163,700	1,003,481
	Senomyx, Inc.*	49,300	185,861

			3,694,126

Commercial Banks - 7.81%
	Alliance Financial Corp.	25,000	678,750
	AMCORE Financial, Inc.*+	49,552	61,444
	American National Bankshares, Inc.	7,800	170,820
	Ameris Bancorp.	112,612	806,305
	Arrow Financial Corp.+	112,831	2,820,775
	Bancorp Rhode Island, Inc.	70,800	1,818,144
	Bancorp, Inc.*	113,000	775,180
	Bank of Florida Corp.*+	65,000	53,300
	Banner Corp.+	123,600	331,248
	Bar Harbor Bankshares+	12,000	329,400
	Bridge Bancorp, Inc.+	12,300	295,692
	Bryn Mawr Bank Corp.+	21,100	318,399
	Capitol Bancorp, Ltd.+	14,195	27,822
	Center Bancorp, Inc.+	8,317	74,188
	Centerstate Banks, Inc.	35,100	354,159
	Century Bancorp, Inc., Class A	10,300	226,909
	Chicopee Bancorp, Inc.*+	23,500	293,280
	CNB Financial Corp.+	25,500	407,745
	CoBiz Financial, Inc.	72,100	342,475
	Columbia Bancorp*+	39,800	47,362
	Eagle Bancorp, Inc.*	5,964	62,443
	Enterprise Financial Services Corp.+	32,100	247,491
	Farmers Capital Bank Corp.	19,900	203,378
	Financial Institutions, Inc.	26,733	314,915
	First Merchants Corp.	52,200	310,068
	First Security Group, Inc.	86,900	206,822
	First South Bancorp, Inc.+	57,237	589,541
	German American Bancorp, Inc.	29,425	478,156
	Hampden Bancorp, Inc.	33,000	348,480
	Heritage Commerce Corp.	74,000	297,480
	Heritage Financial Corp.	14,223	195,993
	Home Bancorp, Inc.*	27,300	332,787
	Horizon Bancorp	8,900	144,358
	Lakeland Bancorp, Inc.+	48,800	311,832
	Lakeland Financial Corp.	77,388	1,334,943
	LNB Bancorp, Inc.	24,700	103,987
	Merchants Bancshares, Inc.	27,800	629,392
	MidSouth Bancorp, Inc.+	19,207	266,977
	Nara Bancorp, Inc.*+	81,900	928,746
	National Bankshares, Inc.+	14,300	404,547

Industry	Company	Shares	Value

Commercial Banks (continued)
	Northrim Bancorp, Inc.	13,200	$222,816
	Old Second Bancorp, Inc.+	51,100	352,079
	Oriental Financial Group, Inc.	81,600	881,280
	Pacific Capital Bancorp+	132,100	126,816
	Pacific Continental Corp.	41,500	474,760
	Peapack-Gladstone Financial Corp.	25,920	328,666
	Penns Woods Bancorp, Inc.+	11,000	356,840
	Republic First Bancorp, Inc.*	174,900	746,823
	Seacoast Banking Corp. of Florida	79,100	128,933
	Shore Bancshares, Inc.	21,900	316,674
	Smithtown Bancorp, Inc.+	30,900	183,855
	Southcoast Financial Corp.*	27,099	80,213
	Southside Bancshares, Inc.+	56,254	1,103,703
	Southwest Bancorp, Inc.	26,900	186,686
	State Bancorp, Inc.	74,700	531,117
	Sterling Bancorp	37,509	267,814
	Taylor Capital Group, Inc.*+	93,100	1,060,409
	The First Bancorp, Inc.	19,800	305,316
	Tower Bancorp, Inc.	12,541	286,562
	United Security Bancshares*+	861	3,771
	Virginia Commerce Bancorp*	59,659	222,528
	Washington Banking Co.+	51,700	617,298
	West Bancorporation, Inc.	147,478	727,067

			27,457,759

Commercial Services & Supplies - 3.35%
	Amrep Corp.*	17,100	234,270
	APAC Customer Services, Inc.*	265,500	1,582,380
	CECO Environmental Corp.*	77,772	307,199
	EnerNOC, Inc.*+	39,400	1,197,366
	Intersections, Inc.*	158,584	777,062
	M&F Worldwide Corp.*	53,898	2,128,971
	Metalico, Inc.*	110,800	545,136
	Multi-Color Corp.	21,800	266,178
	North American Galvanizing & Coatings, Inc.*	134,267	651,195
	PRG-Schultz International, Inc.*	105,000	620,550
	Protection One, Inc.*	101,300	653,385
	Standard Parking Corp.*	145,900	2,316,892
	The Standard Register Co.+	46,800	238,680
	Versar, Inc.*	81,100	247,355

			11,766,619

Communications Equipment - 3.10%
	Cogo Group, Inc.*	228,100	1,681,097
	Communications Systems, Inc.	29,100	362,004

www.bridgeway.com	43

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Communications Equipment (continued)
	Globecomm Systems, Inc.*	256,800	$2,008,176
	KVH Industries, Inc.*	106,700	1,573,825
	Network Equipment Technologies, Inc.*	73,900	299,295
	Occam Networks, Inc.*	236,900	1,279,260
	Oplink Communications, Inc.*	92,100	1,509,519
	PC-TEL, Inc.*	118,000	698,560
	SeaChange International, Inc.*	148,500	975,645
	Telestone Technologies Corp.*+	26,100	517,824

			10,905,205

Computers & Peripherals - 1.74%
	ActivIdentity Corp.*	453,900	1,066,665
	Cray, Inc.*	101,200	649,704
	Dot Hill Systems Corp.*	157,200	298,680
	Hutchinson Technology, Inc.*	44,700	458,622
	Hypercom Corp.*	491,300	1,557,421
	LaserCard Corp.*	146,775	846,892
	Rimage Corp.*	28,500	494,190
	TransAct Technologies, Inc.*	105,800	734,252

			6,106,426

Construction & Engineering - 0.32%
	Comfort Systems USA, Inc.	43,900	541,726
	Furmanite Corp.*	151,200	576,072

			1,117,798

Consumer Finance - 0.57%
	Advance America Cash Advance Centers, Inc.	174,400	969,664
	QC Holdings, Inc.	135,000	649,350
	The First Marblehead Corp.*	185,600	395,328

			2,014,342

Containers & Packaging - 0.69%
	AEP Industries, Inc.*	63,000	2,411,640

Diversified Consumer Services - 0.74%
	China Education Alliance, Inc.*	65,200	402,284
	Collectors Universe, Inc.	69,460	649,451
	CPI Corp.+	18,500	227,180
	Learning Tree International, Inc.*	33,200	396,408
	Mac-Gray Corp.*	33,300	342,990
	Nobel Learning Communities, Inc.*	28,900	219,351
	Princeton Review, Inc.*+	87,500	355,250

			2,592,914

Industry	Company	Shares	Value

Diversified Financial Services - 0.92%
	Asta Funding, Inc.+	142,300	$1,008,907
	Encore Capital Group, Inc.*+	51,305	892,707
	Medallion Financial Corp.	161,400	1,318,638

			3,220,252

Diversified Telecommunication Services - 0.69%
	HickoryTech Corp.	43,495	384,061
	IDT Corp., Class B*	116,567	565,350
	Otelco, Inc.+	28,600	426,140
	SureWest Communications*	64,503	642,450
	Warwick Valley Telephone Co.	30,200	394,110

			2,412,111

Electric Utilities - 0.48%
	Central Vermont Public Service Corp.	81,600	1,697,280

Electrical Equipment - 1.94%
	China Ritar Power Corp.*	71,800	347,512
	Fushi Copperweld, Inc.*	226,000	2,287,120
	Hong Kong Highpower Technology, Inc.*+	47,600	367,472
	LaBarge, Inc.*	28,000	337,400
	LSI Industries, Inc.	52,500	413,700
	Magnetek, Inc.*	188,311	289,999
	Ocean Power Technologies, Inc.*+	84,483	761,192
	Plug Power, Inc.*	167,897	119,207
	Power-One, Inc.*+	231,000	1,004,850
	PowerSecure International, Inc.*	41,500	299,215
	UQM Technologies, Inc.*	87,600	600,060

			6,827,727

Electronic Equipment & Instruments - 2.70%
	American Technology Corp.*+	199,658	295,494
	Comverge, Inc.*+	164,500	1,848,980
	DDi Corp.*	83,600	408,804
	Gerber Scientific, Inc.*	64,900	327,745
	I.D. Systems, Inc.*	80,200	259,848
	IEC Electronics Corp.*	64,500	335,400
	LoJack Corp.*	71,900	290,476
	Measurement Specialties, Inc.*	59,552	598,498
	Mercury Computer Systems, Inc.*	60,600	667,206
	RadiSys Corp.*	187,900	1,794,445
	Richardson Electronics, Ltd.	52,011	305,304
	Superconductor Technologies, Inc.*+	92,608	219,481
	TESSCO Technologies, Inc.	111,500	1,799,610
	Vicon Industries, Inc.*	66,400	349,928

			9,501,219

44	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Energy Equipment & Services - 2.31%
	Bolt Technology Corp.*	155,763	$1,716,508
	Boots & Coots, Inc.*	542,700	895,455
	Bronco Drilling Co., Inc.*	83,900	425,373
	Dawson Geophysical Co.*	15,799	365,115
	Geokinetics, Inc.*	25,500	245,310
	Mitcham Industries, Inc.*	161,700	1,191,729
	Natural Gas Services Group, Inc.*	67,966	1,281,159
	OYO Geospace Corp.*	15,700	673,373
	SulphCo, Inc.*+	247,700	165,959
	T-3 Energy Services, Inc.*	24,087	614,219
	TGC Industries, Inc.*	64,200	251,022
	Trico Marine Services, Inc.*	64,300	291,922

			8,117,144

Food & Staples Retailing - 0.19%
	Village Super Market, Inc., Class A	24,600	672,072

Food Products - 1.51%
	AgFeed Industries, Inc.*	25,001	125,005
	Alico, Inc.+	12,400	352,904
	China Marine Food Group, Ltd.*+	133,900	965,419
	Griffin Land & Nurseries, Inc.	11,500	334,995
	Imperial Sugar Co.	28,300	493,552
	John B. Sanfilippo & Son, Inc.*	28,300	440,348
	Lifeway Foods, Inc.*+	156,302	1,856,868
	Overhill Farms, Inc.*	58,100	282,366
	Reddy Ice Holdings, Inc.*	110,000	471,900

			5,323,357

Gas Utilities - 0.29%
	Chesapeake Utilities Corp.	31,606	1,012,972

Health Care Equipment & Supplies - 5.31%
	Alphatec Holdings, Inc.*	112,300	599,682
	Anika Therapeutics, Inc.*	197,639	1,507,986
	AtriCure, Inc.*	133,200	804,528
	Atrion Corp.+	19,748	3,075,158
	Bovie Medical Corp.*+	145,900	1,139,479
	Cerus Corp.*+	244,600	486,754
	CryoLife, Inc.*	356,000	2,285,520
	Hansen Medical, Inc.*	150,700	456,621
	Micrus Endovascular Corp.*	59,100	887,091
	NMT Medical, Inc.*	168,200	415,454
	OraSure Technologies, Inc.*	157,136	798,251
	RTI Biologics, Inc.*	125,000	480,000
	Somanetics Corp.*	32,300	566,865
	Span-America Medical Systems, Inc.	47,900	766,879
	STAAR Surgical Co.*	181,200	563,532

Industry	Company	Shares	Value

Health Care Equipment & Supplies (continued)
	Synovis Life Technologies, Inc.*	40,100	$517,691
	The Spectranetics Corp.*	54,948	382,438
	Utah Medical Products, Inc.	49,900	1,463,068
	Vascular Solutions, Inc.*	49,300	413,627
	Zoll Medical Corp.*	39,400	1,052,768

			18,663,392

Health Care Providers & Services - 4.21%
	Allied Healthcare International, Inc.*	222,800	648,348
	Almost Family, Inc.*+	11,600	458,548
	America Service Group, Inc.	53,181	843,982
	Capital Senior Living Corp.*	129,000	647,580
	CardioNet, Inc.*+	130,000	772,200
	Chindex International, Inc.*	121,200	1,712,556
	Continucare Corp.*	120,100	524,837
	Corvel Corp.*	37,733	1,265,565
	Emergent Group, Inc.	57,500	412,850
	Five Star Quality Care, Inc.*	1,236	4,289
	Health Fitness Corp.*+	73,400	561,510
	Health Grades, Inc.*	162,679	697,893
	Metropolitan Health Networks, Inc.*	185,300	368,747
	National Research Corp.	25,500	527,850
	Nighthawk Radiology Holdings, Inc.*	97,200	440,316
	NovaMed, Inc.*+	194,400	754,272
	Providence Service Corp.*	221,700	3,502,860
	Sharps Compliance Corp.*	38,300	367,680
	Sunrise Senior Living, Inc.*+	85,695	275,938

			14,787,821

Health Care Technology - 0.30%
	AMICAS, Inc.*	51,802	281,803
	Merge Healthcare, Inc.*	5,048	16,961
	Transcend Services, Inc.*	35,000	747,600

			1,046,364

Hotels, Restaurants & Leisure - 3.02%
	AFC Enterprises, Inc.*	127,732	1,042,293
	Buffalo Wild Wings, Inc.*+	59,000	2,375,930
	Canterbury Park Holding Corp.*	59,400	429,462
	Caribou Coffee Co., Inc.*	60,700	468,604
	Carrols Restaurant Group, Inc.*	35,677	252,237
	Famous Dave’s of America, Inc.*	172,400	1,043,020
	Frisch’s Restaurants, Inc.	47,800	1,140,030
	Great Wolf Resorts, Inc.*	102,498	242,920
	Luby’s, Inc.*	252,700	929,936

www.bridgeway.com	45

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
	Monarch Casino & Resort, Inc.*	48,685	$394,349
	Morgans Hotel Group Co.*+	84,300	381,879
	Multimedia Games, Inc.*	65,800	395,458
	Peet’s Coffee & Tea, Inc.*+	17,400	579,942
	Red Lion Hotels Corp.*	110,194	544,358
	Universal Travel Group*	39,700	402,558

			10,622,976

Household Durables - 0.27%
	Kid Brands, Inc.*	83,400	365,292
	Lifetime Brands, Inc.*+	63,300	452,595
	Nobility Homes, Inc.*	11,581	121,021

			938,908

Household Products - 0.20%
	Oil-Dri Corp. of America	19,800	306,900
	Orchids Paper Products Co.*	19,900	398,398

			705,298

Independent Power Producers & Energy Traders - 0.07%
	Synthesis Energy Systems, Inc.*+	272,471	252,853

Insurance - 2.07%
	Donegal Group, Inc., Class A	27,150	421,911
	Eastern Insurance Holdings, Inc.	29,700	256,014
	Investors Title Co.	50,207	1,561,438
	Meadowbrook Insurance Group, Inc.	185,200	1,370,480
	Mercer Insurance Group, Inc.	144,257	2,621,149
	NYMAGIC, Inc.	62,000	1,028,580

			7,259,572

Internet & Catalog Retail - 0.80%
	1-800-Flowers.com, Inc.*	200,000	530,000
	Gaiam, Inc., Class A*	53,500	411,415
	Stamps.com, Inc.*	39,700	357,300
	US Auto Parts Network, Inc.*	100,900	524,680
	ValueVision Media, Inc., Class A*	206,986	993,533

			2,816,928

Internet Software & Services - 1.64%
	Innodata Isogen, Inc.*	191,306	1,059,835
	Keynote Systems, Inc.	94,300	1,028,813
	Local.com Corp.*	97,400	565,894
	Saba Software, Inc.*	165,817	686,482
	support.com, Inc.*	380,100	1,003,464

Industry	Company	Shares	Value

Internet Software & Services (continued)
	Web.Com Group, Inc.*	188,852	$1,233,204
	Zix Corp.*+	112,782	192,857

			5,770,549

IT Services - 1.92%
	Cass Information Systems, Inc.	50,570	1,537,328
	Computer Task Group, Inc.*	92,400	740,124
	Dynamics Research Corp.*	24,558	260,560
	Lionbridge Technologies, Inc.*	316,595	728,169
	MoneyGram International, Inc.*	113,400	325,458
	Online Resources Corp.*	51,912	273,057
	StarTek, Inc.*	55,600	415,888
	TechTeam Global, Inc.*	190,370	1,448,716
	The Hackett Group, Inc.*	126,389	351,361
	Tier Technologies, Inc., Class B*	39,166	313,328
	WPCS International, Inc.*	120,192	340,143

			6,734,132

Leisure Equipment & Products - 0.90%
	LeapFrog Enterprises, Inc.*+	151,800	593,538
	Nautilus, Inc.*	99,141	201,256
	Sport Supply Group, Inc., Class A	178,000	2,241,020
	Summer Infant, Inc.*	32,039	143,855

			3,179,669

Life Sciences Tools & Services - 0.65%
	Accelrys, Inc.*	34,354	196,848
	BioClinica, Inc.*	77,100	327,675
	BioDelivery Sciences International, Inc.*+	113,100	444,483
	Cambrex Corp.*	85,800	478,764
	Harvard Bioscience, Inc.*	162,817	581,257
	Helicos BioSciences Corp.*+	233,900	240,917

			2,269,944

Machinery - 2.77%
	Alamo Group, Inc.	21,800	373,870
	Ampco-Pittsburgh Corp.	68,387	2,156,242
	Flanders Corp.*	85,183	379,916
	Flow International Corp.*	110,243	339,548
	Graham Corp.	59,500	1,231,650
	Hurco Cos., Inc.*+	60,234	891,463
	Kadant, Inc.*	21,900	349,524
	Key Technology, Inc.*	17,600	205,216
	LS Starrett Co., Class A	29,200	257,252
	Met-Pro Corp.	20,883	221,778
	Miller Industries, Inc.*	32,600	370,010

46	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Machinery (continued)
	PMFG, Inc.*	102,000	$1,653,420
	Portec Rail Products, Inc.	41,600	445,536
	TriMas Corp.*	89,000	602,530
	Wabash National Corp.*	133,400	252,126

			9,730,081

Marine - 0.29%
	Horizon Lines, Inc., Class A+	181,260	1,009,618

Media - 3.07%
	Alloy, Inc.*	57,500	447,350
	Dolan Media Co.*	110,200	1,125,142
	Entercom Communications Corp., Class A*	112,086	792,448
	Entravision Communications Corp., Class A*	209,800	713,320
	Fisher Communications, Inc.*	25,200	409,500
	Global Traffic Network, Inc.*	73,874	306,577
	Journal Communications, Inc., Class A	114,100	443,849
	Knology, Inc.*	70,053	767,080
	Media General, Inc., Class A*+	134,170	1,051,893
	Navarre Corp.*	275,500	584,060
	Nexstar Broadcasting Group, Inc., Class A*	70,045	283,682
	PRIMEDIA, Inc.	254,837	919,962
	Radio One, Inc., Class D*	181,065	525,089
	Reading International, Inc., Class A*	76,100	308,205
	Rentrak Corp.*	83,800	1,480,746
	The McClatchy Co., Class A+	173,000	612,420

			10,771,323

Metals & Mining - 1.18%
	China Direct Industries, Inc.*	209,610	243,148
	China Precision Steel, Inc.*+	108,234	221,880
	Friedman Industries	76,156	443,989
	General Steel Holdings, Inc.*+	89,771	395,890
	Great Northern Iron Ore Properties+	12,000	1,128,000
	Mines Management, Inc.*+	98,600	278,052
	Paramount Gold & Silver Corp.*+	266,800	386,860
	Sutor Technology Group, Ltd.*	62,500	166,250
	Synalloy Corp.	19,400	169,750
	Universal Stainless & Alloy*	38,500	726,110

			4,159,929

Industry	Company	Shares	Value

Multiline Retail - 0.52%
	Retail Ventures, Inc.*	203,840	$1,812,138

Oil, Gas & Consumable Fuels - 4.18%
	Adams Resources & Energy, Inc.	22,300	491,715
	American Oil & Gas, Inc.*	209,600	880,320
	Approach Resources, Inc.*	46,900	362,068
	Callon Petroleum Co.*	359,300	538,950
	China North East Petroleum Holdings, Ltd.*+	81,300	752,025
	Crosstex Energy, Inc.	143,418	867,679
	Double Eagle Petroleum Co.*	69,700	301,104
	GeoMet, Inc.*+	264,100	385,586
	GeoResources, Inc.*	37,134	507,250
	Green Plains Renewable Energy, Inc.*+	3,896	57,934
	Gulfport Energy Corp.*	101,000	1,156,450
	Harvest Natural Resources, Inc.*	36,473	192,942
	Magnum Hunter Resources Corp.*	103,290	160,100
	Pyramid Oil Co.*+	69,800	355,282
	Rex Energy Corp.*	304,800	3,657,600
	Toreador Resources Corp.+	118,300	1,171,170
	Uranium Energy Corp.*+	110,500	417,690
	Uranium Resources, Inc.*	554,100	426,657
	Vaalco Energy, Inc.+	236,200	1,074,710
	Warren Resources, Inc.*	165,600	405,720
	Westmoreland Coal Co.*	59,675	531,704

			14,694,656

Paper & Forest Products - 0.58%
	KapStone Paper and Packaging Corp.*	83,400	821,490
	Mercer International, Inc.*+	119,400	367,752
	Neenah Paper, Inc.	60,000	837,000

			2,026,242

Personal Products - 0.72%
	Mannatech, Inc.+	90,680	282,922
	Medifast, Inc.*+	48,399	1,480,041
	Reliv International, Inc.	103,100	338,168
	The Female Health Co.*	87,300	412,929

			2,514,060

Pharmaceuticals - 2.32%
	Adolor Corp.*	252,547	368,718
	AVANIR Pharmaceuticals, Inc., Class A*	165,776	314,974
	Biodel, Inc.*+	70,200	304,668
	BioForm Medical, Inc.*	91,700	311,780

www.bridgeway.com	47

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
	Caraco Pharmaceutical Laboratories, Ltd.*	72,600	$438,504
	China Pharma Holdings, Inc.*+	35,975	135,626
	DepoMed, Inc.*	176,431	591,044
	Hi-Tech Pharmacal Co., Inc.*	65,900	1,848,495
	ISTA Pharmaceuticals, Inc.*	200,800	915,648
	Javelin Pharmaceuticals, Inc.*	248,600	323,180
	K-V Pharmaceutical Co., Class A*+	182,125	668,399
	MDRNA, Inc.*+	142,500	115,425
	MiddleBrook Pharmaceuticals, Inc.*+	450,600	229,806
	Penwest Pharmaceuticals Co.*+	120,110	311,085
	Santarus, Inc.*+	100,972	466,491
	SuperGen, Inc.*	168,600	441,732
	Tianyin Pharmaceutical Co., Inc.+	90,900	381,780

			8,167,355

Professional Services - 1.21%
	Barrett Business Services, Inc.	31,600	388,364
	Diamond Management & Technology Consultants, Inc.	87,200	642,664
	GP Strategies Corp.*	76,500	576,045
	Hill International, Inc.*	75,000	468,000
	LECG Corp.*	141,800	423,982
	On Assignment, Inc.*	89,800	642,070
	RCM Technologies, Inc.*	62,259	154,402
	Volt Information Sciences, Inc.*	35,200	352,000
	VSE Corp.	13,300	599,564

			4,247,091

Real Estate Management & Development - 0.80%
	China Housing & Land Development, Inc.*+	223,400	922,642
	Consolidated-Tomoka Land Co.	43,800	1,530,372
	Stratus Properties, Inc.*	32,300	355,300

			2,808,314

Road & Rail - 0.27%
	Patriot Transportation Holding, Inc.*	9,916	936,665

Semiconductors & Semiconductor Equipment - 3.63%
	Amtech Systems, Inc.*	80,046	882,107
	Anadigics, Inc.*	255,258	1,077,189

Industry	Company	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
	AuthenTec, Inc.*	533,200	$1,178,372
	CEVA, Inc.*	186,900	2,403,534
	GSI Technology, Inc.*	201,417	902,348
	Integrated Silicon Solution, Inc.*	297,741	1,682,236
	Kopin Corp.*	290,443	1,214,052
	MEMSIC, Inc.*	97,300	319,144
	Microtune, Inc.*	176,045	397,862
	Photronics, Inc.*+	309,770	1,378,476
	Rudolph Technologies, Inc.*	100,600	676,032
	Virage Logic Corp.*	117,600	646,800

			12,758,152

Software - 1.80%
	Actuate Corp.*	326,030	1,395,408
	American Software, Inc., Class A	60,700	364,200
	China TransInfo Technology Corp.*+	36,000	294,120
	ePlus, Inc.*	19,559	322,919
	Interactive Intelligence, Inc.*	64,700	1,193,068
	Pervasive Software, Inc.*	99,992	481,962
	Phoenix Technologies, Ltd.*	229,200	630,300
	Sonic Solutions*+	104,700	1,238,601
	SRS Labs, Inc.*	54,400	398,752

			6,319,330

Specialty Retail - 3.49%
	America’s Car-Mart, Inc.*	154,500	4,067,985
	Books-A-Million, Inc.	49,800	334,656
	Cache, Inc.*	68,500	313,045
	Hot Topic, Inc.*	375,258	2,386,641
	Kirkland’s, Inc.*	48,400	840,708
	MarineMax, Inc.*	65,100	598,269
	Midas, Inc.*	34,600	292,370
	REX Stores Corp.*	66,249	931,461
	Select Comfort Corp.*	33,939	221,282
	Shoe Carnival, Inc.*	22,400	458,528
	The Finish Line, Inc., Class A+	122,024	1,531,401
	Zale Corp.*+	102,500	278,800

			12,255,146

Textiles, Apparel & Luxury Goods - 0.83%
	Alpha PRO Tech, Ltd.*+	175,000	791,000
	Cherokee, Inc.+	15,700	279,774
	Culp, Inc.*	74,016	738,680
	Kenneth Cole Productions, Inc., Class A*	33,600	324,240
	LaCrosse Footwear, Inc.	13,729	174,633
	Perry Ellis International, Inc.*	40,100	603,906

			2,912,233

48	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance - 4.39%
	BofI Holding, Inc.*	17,400	$174,000
	BankAtlantic Bancorp, Inc., Class A	369,541	480,403
	BankFinancial Corp.	37,900	375,210
	Beacon Federal Bancorp, Inc.	35,800	332,940
	Citizens Community Bancorp, Inc.	90,400	303,744
	Clifton Savings Bancorp, Inc.	127,300	1,192,801
	ESB Financial Corp.	25,500	337,110
	ESSA Bancorp, Inc.	99,884	1,168,643
	Federal Agricultural Mortgage Corp., Class C+	134,300	941,443
	Fidelity Bancorp, Inc.	47,512	228,058
	First Defiance Financial Corp.	28,500	321,765
	First Financial Northwest, Inc.	56,460	369,813
	First Pactrust Bancorp, Inc.	53,800	282,450
	Fox Chase Bancorp, Inc.*	33,700	320,824
	Guaranty Federal Bancshares, Inc.*	62,556	317,784
	HMN Financial, Inc.*	36,213	152,095
	Home Federal Bancorp, Inc.	30,600	407,286
	Legacy Bancorp, Inc.	33,841	333,672
	Louisiana Bancorp, Inc.*	18,000	260,100
	LSB Corp.	76,350	744,412
	Meridian Interstate Bancorp, Inc.*	14,200	123,398
	MutualFirst Financial, Inc.	26,200	151,436
	New Hampshire Thrift Bancshares, Inc.	18,100	175,389
	OceanFirst Financial Corp.	29,200	329,960
	Prudential Bancorp, Inc. of Pennsylvania+	27,200	258,944
	Pulaski Financial Corp.	84,496	566,123
	Riverview Bancorp, Inc.*	80,700	179,961
	Rockville Financial, Inc.	72,630	762,615
	Rome Bancorp, Inc.	36,219	288,303
	Teche Holding Co.	30,100	954,471
	United Community Financial Corp.*	130,000	188,500
	United Financial Bancorp, Inc.	86,641	1,135,864
	Westfield Financial, Inc.	88,674	731,561
	WSB Holdings, Inc.	95,850	225,248
	WSFS Financial Corp.	12,200	312,686

			15,429,012

Trading Companies & Distributors - 0.13%
	Willis Lease Finance Corp.*	29,700	445,500

Industry	Company	Shares	Value

Water Utilities - 0.34%
	Artesian Resources Corp., Class A	10,500	$192,255
	York Water Co.	68,550	994,661

			1,186,916

Wireless Telecommunication Services - 0.51%
	FiberTower Corp.*+	31,159	130,245
	USA Mobility, Inc.	151,200	1,664,712

			1,794,957

TOTAL COMMON STOCKS - 95.46%			335,380,618

(Cost $272,202,315)

EXCHANGE TRADED FUND - 2.33%
	iShares Russell Microcap Index Fund+	210,000	8,196,300

TOTAL EXCHANGE TRADED FUNDS - 2.33%			8,196,300

(Cost $7,397,346)

MONEY MARKET FUND - 2.00%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.17%	7,026,043	7,026,043

TOTAL MONEY MARKET FUND - 2.00%			7,026,043

(Cost $7,026,043)

TOTAL INVESTMENTS - 99.79%			$350,602,961
(Cost $286,625,704)
Other Assets in Excess of Liabilities - 0.21%			727,043

NET ASSETS - 100.00%			$351,330,004

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2009. Total loaned securities had a market value of $38,292,530 at December 31, 2009.
^	Rate disclosed is as of December 31, 2009.

Ltd - Limited

See Notes to Financial Statements.

www.bridgeway.com	49

Micro-Cap Limited Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2009

Dear Fellow Micro-Cap Limited Fund Shareholder,

Emerging from the worst bear market since the 1930’s, our Fund had its third positive quarterly return in a row in the December quarter. For the December quarter, our Fund was up 4.16%, compared to gains of 0.97% for the CRSP Cap-Based Portfolio 9 Index, 3.72% for the Lipper Micro-Cap Stock Funds Index, 3.87% for the Russell 2000 Index and a loss of 0.47% for the Russell Microcap Index. This quarter we added a new benchmark, the Russell Microcap Index, which is closer in company size than the Russell 2000 Index of small companies. Nevertheless, we decided to leave the latter index in the lineup, since it is a more popular benchmark in the “small-cap” space. We beat each of our market and peer benchmarks and we are pleased.

In spite of the good quarterly performance, we have quite a bit of ground to make up for the poor relative performance over the year prior to this quarter. For the six month semi-annual period ending December 31, 2009, our Fund appreciated 16.66%, lagging each of our benchmarks as presented in the table below. The primary reasons for this lagging performance were a) the “lack of traction,” or disconnect between company economic performance and stock price (see page 3)—an environment unfriendly to a majority of our stock picking models, b) the fact that financially distressed and beat up micro-cap companies continued their remarkable run that began in March 2009—these are companies that have tended to do poorly over the long-haul and which we tend to avoid, and c) the fact that very low priced stocks (below $1/share—penny stocks which we avoid for reasons of risk and potential precipitous decline), accounted for a large percentage of the CRSP 9 Index return, even though they represented a fairly small percentage of the CRSP 9 Index.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and life-to-date financial results according to the formula required by the Securities and Exchange Commission. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	10 Year 1/1/00 to 12/31/09	Life-to-Date 6/30/98 to To 12/31/09

Micro-Cap Limited Fund	4.16%	16.66%	17.65%	-4.86%	5.07%	8.80%
CRSP Cap-Based Portfolio 9 Index	0.97%	24.62%	49.57%	1.07%	6.51%	7.44%
Russell Microcap Index	-0.47%	19.57%	27.48%	-3.33%	NA	NA
Russell 2000 Index (small companies)	3.87%	23.90%	27.17%	0.51%	3.51%	4.12%
Lipper Micro-Cap Stock Funds Index	3.72%	22.15%	38.01%	-0.91%	3.08%	4.83%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Lipper Micro-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell Microcap Index is an unmanaged, market value weighted index, that measures performance of 1000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 552 publicly traded U.S. micro-cap stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., for the period ended December 31, 2009, the Micro-Cap Limited Fund ranked 67th of 70 micro-cap funds for the last twelve months ended December 31, 2009, 54th of 59 such funds for the last five years, 20th of 35 funds for the last 10 years and 16th of 34 funds since inception in June, 1998. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

50	Semi-Annual Report | December 31, 2009 (Unaudited)

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Performance of a $10,000 Investment from Inception (June 30, 1998) to December 31, 2009

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Short Version:  Helped by a few foreign stocks and some preliminary indication of a return of “traction,” our best performers handily beat our worst performing stocks in the quarter.

Three of the four top performing stocks for the quarter had “China” in their name in spite of the fact that only 12% of our Fund is comprised of foreign holdings (all listed on American exchanges). These three diversifying stocks contributed approximately one and a half percent return to our quarterly performance. As indicated in the tables below, both our best performing and worst performing stocks were widely diversified across economic sectors.

These are the ten best performers for the quarter ended December 31, 2009:

Rank	Description	Industry	% Gain
1	China Automotive Systems, Inc.	Auto Components	101.4%
2	China Sky One Medical, Inc.	Personal Products	72.5%
3	Canadian Solar, Inc.	Electrical Equipment	67.4%
4	China Yuchai International, Ltd.	Machinery	52.0%
5	World Acceptance Corp.	Consumer Finance	43.1%
6	Cardtronics, Inc.	Consumer Finance	41.4%
7	Cirrus Logic, Inc.	Semiconductors & Semiconductor	39.2%
8	Nelnet, Inc.	Consumer Finance	38.5%
9	LivePerson, Inc.	Internet Software & Services	38.3%
10	RehabCare Group, Inc.	Health Care Providers & Services	36.3%

While domestic automakers struggle through the pangs of restructurings, China’s auto markets surges ahead. China Automotive Systems supplies component products for passenger cars throughout the People’s Republic of China. Its profits surged in the most recently reported quarter and management issued positive guidance for future revenues as the Chinese government continues to send favorable signs about industry support and tax-friendly policies. November auto sales soared in China by almost 100% from last year’s levels and automakers as well as their suppliers are benefiting. Some analysts believe the industry is primed to grow substantially in the quarters and years to come as China’s emerging middle class becomes better able to afford all the same luxuries enjoyed by folks in more developed countries like the United States. China Automotive Systems was the Fund’s top performer and its share price doubled during the December quarter.

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Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Our worst ten performing stocks in for the quarter ended December 31, 2009 were:

Rank	Description	Industry	% Loss
1	Broadpoint Gleacher Securities, Inc.	Capital Markets	-46.5%
2	SciClone Pharmaceuticals, Inc.	Biotechnology	-45.2%
3	Smith Micro Software, Inc.	Software	-42.3%
4	Geokinetics, Inc.	Energy Equipment & Services	-37.5%
5	Fuqi International, Inc.	Textiles, Apparel & Luxury Goo	-35.1%
6	Questcor Pharmaceuticals, Inc.	Pharmaceuticals	-25.0%
7	Chart Industries, Inc.	Machinery	-22.9%
8	Cray, Inc.	Computers & Peripherals	-22.9%
9	Qiao Xing Mobile Communication Co., Ltd.	Communications Equipment	-22.7%
10	First Bancorp	Commercial Banks	-22.6%

Biotech companies live and die with each phase of each drug trial; positive or negative results can make or break a quarter, a year, or even a company’s overall future. SciClone Pharmaceuticals develops drugs for the treatment of cancer and infectious diseases, primarily in China. In October, it received a negative recommendation on a Phase 2 trial of a pancreatic cancer treatment and, subsequently, chose to discontinue development. Shortly thereafter, the company began implementing a corporate restructuring that included mass layoffs of over 15% of its workforce, primarily within R&D. Management expects to take a $300,000 hit from the severance expenses. SciClone has struggled through disappointments in the past. Zadaxin, for example, is the company’s principal product, but has yet to be approved for sale in the US for hepatitis C treatment because it failed to achieve certain results in a recent study. The holding was one of three stocks that lost over 40% during the December quarter.

Detailed Explanation of Calendar Year Performance

The Short Version:  In spite of double digit calendar year returns, our Fund suffered its worst year of relative performance.

Five of our worst performing stocks for the calendar year were from the health sector, stocks that would tend to lag in the “bounceback” market environment of March-December 2009. A number of our stocks performed worse than their peers. Our worst performer, for example, Mattrixx Initiatives, suffered a recall of their two best performing products. The one bright spot was energy stocks. Our Fund was overweighted in this second best performing sector and had some market beating selections. In explaining our relative performance for the calendar year, however, all of these factors were swamped by the lack of traction, “junk rally,” and price explosion of penny stocks, which we avoid.

These are the ten best performers for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Gulfport Energy Corp.	Oil, Gas & Consumable Fuels	230.4%
2	Nelnet Inc.	Consumer Finance	162.5%
3	SYNNEX Corp.	Electronic Equip., Instruments	155.8%
4	Kirkland’s Inc.	Specialty Retail	143.1%
5	Multi-Fineline Electronix, Inc.	Electronic Equip., Instruments	142.7%
6	Medical Properties Trust, Inc.	Real Estate Investment Trusts	126.1%
7	Bway Holding Co.	Containers & Packaging	121.9%
8	LivePerson, Inc.	Internet Software & Services	117.8%
9	Vanguard Natural Resources LLC	Oil, Gas & Consumable Fuels	117.3%
10	Global Cash Access Holdings, Inc.	IT Services	111.5%

Many retailers feared the worst for 2009 as the recession pushed forward with no apparent end in sight. However, as the year progressed, the economy began to experience some semblance of recovery (though ever so slightly) and some consumers cautiously began returning to the malls and strip centers. Kirkland’s is a home furnishing retailer that sells mirrors, lamps, furniture, and other decorative accessories. Even before the heart of the downturn, management began preparing for

52	Semi-Annual Report | December 31, 2009 (Unaudited)

Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

the potential pains by reducing inventories and relocating from expensive malls into more rent-friendly shopping centers. Its core base of middle-age female customers never left them and, as the recovery began to emerge, Kirkland’s benefited from enhanced sales activity. It reported flat revenues in the second quarter, but issued favorable guidance for the periods to come. By third quarter, it returned to profitability and again raised its outlook for the year. In fact, in just three-quarters of 2009, Kirkland’s has already surpassed its earnings for all of 2008. As was the case for each of the top 10 performers, Kirkland’s value more than doubled during the calendar year.

Our worst performing stocks of the calendar year ended December 31, 2009 were:

Rank	Description	Industry	% Loss
1	Matrixx Initiatives, Inc.	Pharmaceuticals	-70.6%
2	Life Partners Holdings, Inc.	Diversified Financial Services	-51.8%
3	CryoLife Inc.	Health Care Equipment & Supplies	-50.9%
4	SciClone Pharmaceuticals, Inc.	Biotechnology	-50.6%
5	Questcor Pharmaceuticals, Inc.	Pharmaceuticals	-48.9%
6	Crawford & Co.	Insurance	-47.2%
7	Blount International, Inc.	Machinery	-46.4%
8	Ampco-Pittsburgh Corp.	Machinery	-46.4%
9	American Caresource Holdings, Inc.	Health Care Providers & Services	-46.0%
10	Trex Co., Inc.	Building Products	-45.1%

Feed a cold; starve a fever. (Or is it the other way around?) Unfortunately, for Matrixx Initiatives, fewer stuffy-nosed patients may be using its Zicam nasal pump after the FDA warned consumers that the product may cause anosmia or an inability to smell. Matrixx initiated a voluntary recall in June and was hit with several class action and personal injury lawsuits in the aftermath of the FDA announcement. The cold remedy accounts for some 40% of company sales, so its bottom line will undoubtedly be impacted, despite the fact that management disputes the findings. Matrixx was the Fund’s worst performers and one of four holdings to decline over 50% during the calendar year 2009.

Top Ten Holdings as of December 31, 2009

Reflecting our largest sector representation, consumer discretionary stocks comprised three of the top five companies on our top ten holdings list. However, the top ten holdings also represented nine different industries and no holding comprised more than 3.2% of Fund net assets. The top ten stocks together comprised only 18% of Fund net assets, reflecting an unusually diversified Fund profile.

Rank	Description	Industry	% of Net Assets
1	Boston Beer Co Inc.	Beverages	3.2%
2	Stein Mart, Inc.	Specialty Retail	2.0%
3	La-Z-Boy, Inc.	Household Durables	2.0%
4	BWAY Holding Co.	Containers & Packaging	1.7%
5	Kirkland’s, Inc.	Specialty Retail	1.6%
6	China Sky One Medical, Inc.	Personal Products	1.5%
7	Vanguard Natural Resources LLC	Oil, Gas & Consumable Fuels	1.5%
8	APAC Customer Services, Inc.	Commercial Services & Supplies	1.5%
9	Odyssey HealthCare, Inc.	Health Care Providers & Services	1.4%
10	Southside Bancshares, Inc.	Commercial Banks	1.3%

			17.7%

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Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2009

Most notable among the sector differences between our Fund and its market benchmark is our underweighting of industrial stocks. Previously, our largest underweighting was financial stocks, which now comprises our largest sector representation, even if it is slightly less than the Index.

	% of Net Assets	% Russell 2000 Index	Difference
Consumer Discretionary	18.0%	13.8%	4.2%
Consumer Staples	7.6%	3.5%	4.1%
Energy	4.0%	5.2%	-1.2%
Financials	19.0%	20.3%	-1.3%
Health Care	16.3%	14.3%	2.0%
Industrials	10.1%	15.6%	-5.5%
Information Technology	16.3%	18.3%	-2.0%
Materials	6.2%	4.8%	1.4%
Telecommunication Services	1.4%	1.0%	0.4%
Utilities	0.9%	3.2%	-2.3%
Cash	0.2%	0.0%	0.2%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in micro-cap companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Micro-Cap Limited Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

54	Semi-Annual Report | December 31, 2009 (Unaudited)

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Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.75%
Aerospace & Defense - 1.04%
	Applied Signal Technology, Inc.	6,800	$131,172
	GenCorp, Inc.*	22,100	154,700

			285,872

Auto Components - 1.92%
	China Automotive Systems, Inc.*	13,700	256,327
	Dorman Products, Inc.*	800	12,528
	Wonder Auto Technology, Inc.*	22,100	259,896

			528,751

Beverages - 3.20%
	Boston Beer Co., Inc.*	18,900	880,740

Biotechnology - 0.37%
	SciClone Pharmaceuticals, Inc.*	43,900	102,287

Capital Markets - 1.11%
	Broadpoint Gleacher Securities, Inc.*	35,200	156,992
	Prospect Capital Corp.+	12,500	147,625

			304,617

Chemicals - 2.27%
	Omnova Solutions, Inc.*	57,800	354,314
	Stepan Co.	4,200	272,202

			626,516

Commercial Banks - 4.37%
	Cardinal Financial Corp.	25,900	226,366
	Danvers Bancorp, Inc.	15,800	205,242
	First Bancorp+	3,700	51,689
	Independent Bank Corp.	6,000	125,340
	Oriental Financial Group, Inc.	21,100	227,880
	Southside Bancshares, Inc.	18,795	368,758

			1,205,275

Commercial Services & Supplies - 2.07%
	APAC Customer Services, Inc.*+	67,900	404,684
	M&F Worldwide Corp.*	4,200	165,900

			570,584

Communications Equipment - 0.39%
	Qiao Xing Mobile Communication Co., Ltd.*+	28,600	106,964

Computers & Peripherals - 2.26%
	Adaptec, Inc.*	86,900	291,115
	Cray, Inc.*	23,600	151,512
	Quantum Corp.*	61,900	181,367

			623,994

Industry	Company	Shares	Value

Construction & Engineering - 0.63%
	Comfort Systems USA, Inc.+	14,000	$172,760

Consumer Finance - 3.58%
	Advance America Cash Advance Centers, Inc.	36,900	205,164
	Cardtronics, Inc.*+	24,700	273,429
	Nelnet, Inc., Class A	12,500	215,375
	World Acceptance Corp.*+	8,200	293,806

			987,774

Containers & Packaging - 3.29%
	AEP Industries, Inc.*	7,500	287,100
	Boise, Inc.*	26,700	141,777
	BWAY Holding Co.*	24,900	478,578

			907,455

Diversified Consumer Services - 2.06%
	ChinaCast Education Corp.*	19,000	143,640
	Lincoln Educational Services Corp.*+	12,667	274,494
	Spectrum Group International, Inc.*	3,775	7,059
	Universal Technical Institute, Inc.*	7,000	141,400

			566,593

Diversified Financial Services - 0.49%
	Encore Capital Group, Inc.*+	7,700	133,980

Diversified Telecommunication Services - 1.40%
	City Telecom (H.K.), Ltd.-ADR+	14,400	140,256
	Vonage Holdings Corp.*+	174,900	244,860

			385,116

Electrical Equipment - 2.58%
	Canadian Solar, Inc.*+	8,100	233,442
	Harbin Electric, Inc.*+	17,000	349,180
	Powell Industries, Inc.*	4,100	129,273

			711,895

Electronic Equipment & Instruments - 2.21%
	Electro Rent Corp.	12,800	147,712
	Multi-Fineline Electronix, Inc.*	6,900	195,753
	Sanmina-SCI Corp.*	24,200	266,926

			610,391

Energy Equipment & Services - 0.53%
	Natural Gas Services Group, Inc.*	7,700	145,145

56	Semi-Annual Report | December 31, 2009 (Unaudited)

Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Food Products - 1.44%
	American Italian Pasta Co., Class A*+	4,100	$142,639
	Calavo Growers, Inc.+	7,700	130,900
	Seneca Foods Corp., Class A*	5,200	124,124

			397,663

Gas Utilities - 0.43%
	Chesapeake Utilities Corp.	3,700	118,585

Health Care Equipment & Supplies - 3.97%
	Cantel Medical Corp.*	18,000	363,240
	Invacare Corp.+	5,400	134,676
	Micrus Endovascular Corp.*	15,700	235,657
	Orthofix International NV*	7,000	216,790
	Quidel Corp.*+	10,400	143,312

			1,093,675

Health Care Providers & Services - 7.59%
	Air Methods Corp.*+	5,900	198,358
	Almost Family, Inc.*+	2,600	102,778
	BioScrip, Inc.*	20,400	170,544
	Corvel Corp.*	5,000	167,700
	Genoptix, Inc.*	3,700	131,461
	Gentiva Health Services, Inc.*	5,500	148,555
	LHC Group, Inc.*+	6,000	201,660
	Odyssey HealthCare, Inc.*	24,200	377,036
	Providence Service Corp.*	17,100	270,180
	RehabCare Group, Inc.*	10,600	322,558

			2,090,830

Health Care Technology - 0.57%
	MedQuist, Inc.+	23,500	157,215

Hotels, Restaurants & Leisure - 2.31%
	Carrols Restaurant Group, Inc.*	38,100	269,367
	DineEquity, Inc.*+	2,900	70,441
	Peet’s Coffee & Tea, Inc.*+	8,900	296,637

			636,445

Household Durables - 3.26%
	American Greetings Corp., Class A+	9,200	200,468
	La-Z-Boy, Inc.*+	57,100	544,163
	National Presto Industries, Inc.	1,400	152,922

			897,553

Insurance - 7.09%
	American Physicians Capital, Inc.	5,500	166,760
	Baldwin & Lyons, Inc., Class B	11,100	273,171

Industry	Company	Shares	Value

Insurance (continued)
	Employers Holdings, Inc.	8,700	$133,458
	FBL Financial Group, Inc., Class A+	7,200	133,344
	Infinity Property & Casualty Corp.	4,700	191,008
	Kansas City Life Insurance Co.+	5,500	163,625
	Meadowbrook Insurance Group, Inc.	35,900	265,660
	Safety Insurance Group, Inc.	5,000	181,150
	The Phoenix Cos., Inc.+	55,200	153,456
	United America Indemnity, Ltd., Class A*	36,900	292,248

			1,953,880

Internet & Catalog Retail - 0.93%
	PetMed Express, Inc.+	14,500	255,635

Internet Software & Services - 3.87%
	EarthLink, Inc.+	23,600	196,116
	InfoSpace, Inc.*	33,200	284,524
	LivePerson, Inc.*	35,000	243,950
	Marchex, Inc., Class B	29,000	147,320
	United Online, Inc.	27,200	195,568

			1,067,478

IT Services - 1.88%
	China Information Security Technology, Inc.*	23,000	141,680
	NCI, Inc., Class A*+	8,300	229,495
	Virtusa Corp.*	16,100	145,866

			517,041

Life Sciences Tools & Services - 0.84%
	Kendle International, Inc.*	12,600	230,706

Machinery - 2.12%
	Chart Industries, Inc.*	4,242	70,205
	China Yuchai International, Ltd.	14,700	216,678
	Force Protection, Inc.*	26,100	135,981
	The Gorman-Rupp Co.+	5,800	160,312

			583,176

Marine - 0.66%
	International Shipholding Corp.	5,900	183,313

Media - 0.58%
	Dolan Media Co.*	15,600	159,276

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Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels - 3.47%
	Gulfport Energy Corp.*	24,500	$280,525
	Quicksilver Gas Services LP+	12,400	260,152
	Vanguard Natural Resources LLC+	18,800	414,916

			955,593

Paper & Forest Products - 0.67%
	KapStone Paper and Packaging Corp.*	18,700	184,195

Personal Products - 2.99%
	China Sky One Medical, Inc.*+	18,700	425,425
	Medifast, Inc.*+	4,300	131,494
	Schiff Nutrition International, Inc.	17,700	138,414
	The Female Health Co.*	27,500	130,075

			825,408

Pharmaceuticals - 2.95%
	Hi-Tech Pharmacal Co., Inc.*	10,900	305,745
	Lannett Co., Inc.*	28,300	167,253
	Par Pharmaceutical Cos., Inc.*	12,600	340,956

			813,954

Professional Services - 0.95%
	VSE Corp.	5,800	261,464

Real Estate Investment Trusts (REITs) - 1.48%
	Agree Realty Corp.	6,900	160,701
	Medical Properties Trust, Inc.+	24,800	248,000

			408,701

Semiconductors & Semiconductor Equipment - 2.25%
	CEVA, Inc.*	28,100	361,366
	Cirrus Logic, Inc.*	38,000	259,160

			620,526

Software - 3.42%
	ClickSoftware Technologies, Ltd.*	19,000	133,000
	Ebix, Inc.*+	6,400	312,512
	Renaissance Learning, Inc.	12,700	144,272
	Sourcefire, Inc.*	6,400	171,200
	VanceInfo Technologies, Inc.-ADR*	9,500	182,495

			943,479

Specialty Retail - 6.22%
	America’s Car-Mart, Inc.*	5,900	155,347
	Big 5 Sporting Goods Corp.	14,800	254,264
	Kirkland’s, Inc.*	25,400	441,198

Industry	Company	Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
	Lumber Liquidators, Inc.*	5,800	$155,440
	Monro Muffler Brake, Inc.	4,400	147,136
	Stein Mart, Inc.*	52,700	561,782

			1,715,167

Textiles, Apparel & Luxury Goods - 0.68%
	Fuqi International, Inc.*+	10,400	186,680

Thrifts & Mortgage Finance - 0.87%
	ESB Financial Corp.	10,500	138,810
	United Financial Bancorp, Inc.	7,700	100,947

			239,757

Water Utilities - 0.49%
	American States Water Co.	3,800	134,558

TOTAL COMMON STOCKS - 99.75%			27,488,662

(Cost $22,068,219)

MONEY MARKET FUND - 0.69%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.17%	189,917	189,917

TOTAL MONEY MARKET FUND - 0.69%			189,917

(Cost $189,917)

TOTAL INVESTMENTS - 100.44%			$27,678,579
(Cost $22,258,136)
Liabilities in Excess of Other Assets - (0.44)%			(120,199)

NET ASSETS - 100.00%			$27,558,380

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2009. Total loaned securities had a market value of $6,791,180 at December 31, 2009.
^	Rate disclosed is as of December 31, 2009.
ADR	- American Depositary Receipt
LLC	- Limited Liability Co.
LP	- Limited Partnership
Ltd	- Limited

See Notes to Financial Statements.

58	Semi-Annual Report | December 31, 2009 (Unaudited)

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Small-Cap Growth Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2009

Dear Fellow Small-Cap Growth Fund Shareholder,

Emerging from the worst bear market since the 1930’s, our Fund had its third quarterly positive return in a row in the December quarter. For the December quarter, our Fund was up 3.62%, compared to gains of 4.14% for the Russell 2000 Growth Index and 5.29% for the Lipper Small-Cap Growth Funds Index. It was a poor quarter on a relative basis.

For the six month semi-annual period ending December 31, 2009 our Fund appreciated 17.22%, strong in absolute returns, but lagging each of our benchmarks as presented in the table below. The primary reasons for this lagging performance were a) the “lack of traction,” or disconnect between company economic performance and stock price (see page 3)—an environment unfriendly to a majority of our stock picking models, b) the fact that financially distressed and beat up companies continued their remarkable run that began in March 2009—these are companies that have tended to do poorly over the long-haul and which we tend to avoid, and c) the fact that very low priced stocks (below $1/share—penny stocks which we avoid for reasons of risk and potential precipitous decline) soared extraordinarily, accounting for a significant percentage of the Russell 2000 Growth Index return even though they accounted for a small portion of the Russell 2000 Growth Index itself.

The table below presents our December quarter, six-month, one-year, five-year, and life-to-date financial results according to the formula required by the Securities and Exchange Commission. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	Life-to-Date 10/31/03 to 12/31/09

Small-Cap Growth Fund	3.62%	17.22%	15.04%	-2.85%	-0.14%
Russell 2000 Growth Index	4.14%	20.75%	34.47%	0.87%	3.53%
Lipper Small-Cap Growth Funds Index	5.29%	22.00%	38.03%	0.25%	2.34%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2009, Small-Cap Growth Fund ranked 528th of 540 small-cap growth funds for the twelve-month period ended December 31, 2009, 347th of 397 over the last five years and 312th of 403 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

60	Semi-Annual Report | December 31, 2009 (Unaudited)

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Performance of a $10,000 Investment from Inception (October 31, 2003) to December 31, 2009

Detailed Explanation of Quarterly Performance

The Short Version:  No remarkable trends for the December quarter.

No major trends significantly influenced our quarterly performance, which lagged our primary market benchmark by about one-half percent. The Fund’s somewhat larger size of stocks helped this quarter, while our somewhat conservative positioning with respect to market risk (beta) hurt. Five of our ten best performing stocks were related to the healthcare sector, while our ten worst performing stocks were spread broadly across six different industries (see below). We started to see what looks preliminarily like a return to traction, but this was mostly on the value end of the spectrum and did not benefit our Fund’s growth focus.

These are the ten best-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Telestone Technologies Corp.	Communications Equipment	53.0%
2	Almost Family, Inc.	Health Care Providers & Services	32.9%
3	priceline.com, Inc.	Internet & Catalog Retail	31.7%
4	Cyberonics, Inc.	Health Care Equipment & Supplies	28.2%
5	American Italian Pasta Co.	Food Products	28.0%
6	Providence Service Corp.	Health Care Providers & Services	25.0%
7	Medicis Pharmaceutical Corp.	Pharmaceuticals	24.8%
8	NewMarket Corp.	Chemicals	23.4%
9	Cantel Medical Corp.	Health Care Equipment & Supplies	22.5%
10	SYKES Enterprises, Inc.	Commercial Services & Supplies	22.3%

Even though business and pleasure travel has bounced back as the economy begins to rebound, folks are always looking for bargains these days; subsequently, priceline.com has benefited by offering discounted prices on everything from airfare to hotel rooms, from car rentals to cruises. In November, the online travel booking company substantially beat its earnings expectations, announced that bookings continue to rise dramatically, and revised its future quarterly projections upward. Several analysts even raised their stock price targets as the company’s strong cash position seems to bode well for future operations and perhaps a dividend and/or enhanced share repurchase. Late in the quarter, its stock price soared to levels not seen since mid-2000.

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Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Our ten worst performing stocks in the December quarter were:

Rank	Description	Industry	% Loss
1	Broadpoint Gleacher Securities, Inc.	Capital Markets	-46.5%
2	Spectrum Pharmaceuticals, Inc.	Biotechnology	-27.4%
3	NVE Corp.	Semiconductors & Semiconductor	-25.3%
4	Sturm Ruger & Co., Inc.	Leisure Equipment & Products	-22.5%
5	Aeropostale, Inc.	Specialty Retail	-21.2%
6	Bolt Technology Corp.	Energy Equipment & Services	-17.9%
7	Corinthian Colleges, Inc.	Diversified Consumer Services	-17.9%
8	Applied Signal Technology, Inc.	Aerospace & Defense	-16.9%
9	Questcor Pharmaceuticals, Inc.	Pharmaceuticals	-16.7%
10	AirTran Holdings, Inc.	Airlines	-16.5%

When the going gets tough…folks go back to school. Unfortunately, they need to be able to cover their tuition costs. Corinthian Colleges, Inc., operates for-profit secondary educational institutions throughout the United States and Canada. Enrollment tends to increase during difficult economic times as many out-of-work adults look to better themselves and enhance their career options. Unfortunately, like banks that have suffered from certain consumer lending programs, many of these colleges have watched loan default rates soar and graduation rates decline. In fact, one of Corinthian’s Everest Institute campuses reported a 40% default rate in the most recent government release. The company has also come under increased scrutiny for the perceived aggressive marketing practices in which its students were recruited. Corinthian lost over 17% of value during the quarter. All told, three consumer discretionary stocks made our list of worst quarterly performers.

Detailed Explanation of Calendar Year Performance

The Short Version:  The dramatic run of financially distressed and low price stocks hugely helped our primary performance benchmark. Since we tend not to invest in these stocks, our relative performance suffered. The lack of traction, discussed in prior reports and on page 3, also had a negative effect. As discussed above, three primary factors were responsible for our market lagging performance in calendar year 2009: a lack of traction (page 3), the fact that financially distressed and beat up stocks hugely outperformed their peers (we tend not to invest in these stocks), and the stellar performance of low priced stocks (ones we also tend not to invest in for reasons of risk and liquidity).

These are the ten best performers for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Dril-Quip, Inc.	Energy Equipment & Services	175.4%
2	priceline.com, Inc.	Internet & Catalog Retail	165.4%
3	Cognizant Technology Solutions Corp.	IT Services	133.5%
4	Warnaco Group, Inc.	Textiles, Apparel & Luxury Goods	114.9%
5	Oceaneering International, Inc.	Energy Equipment & Services	95.3%
6	Spectrum Pharmaceuticals, Inc.	Biotechnology	86.3%
7	Informatica Corp.	Software	85.6%
8	Concur Technologies, Inc.	Software	67.4%
9	FMC Technologies, Inc.	Energy Equipment & Services	65.4%
10	Gymboree Corp.	Specialty Retail	63.1%

Energy equipment companies highlighted the Fund’s top performers for calendar year 2009 as three related companies made the “best of” list. FMC Technology provides innovative technological solutions and equipment for companies engaged in some of the deepest oil drillings worldwide. Its subsea systems have been widely used throughout the Gulf of Mexico, in Brazil, and even in one of the newest major oil players, Angola. In fact, FMC recently landed a significant $220 million deal with BP. The company posted a record second quarter and followed it up with another solid performance three months later on strong volumes and favorable margins. Some analysts believe that the future looks bright as revenue comparisons should be favorable in the upcoming quarters and the company continues to buy back shares to reward investors for their confidence.

62	Semi-Annual Report | December 31, 2009 (Unaudited)

Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Our worst performing stocks of the calendar year were:

Rank	Description	Industry	% Gain
1	Matrixx Initiatives, Inc.	Pharmaceuticals	-68.3%
2	Crawford & Co.	Insurance	-66.4%
3	Trex Co, Inc.	Building Products	-62.5%
4	Fuel Systems Solutions, Inc.	Auto Components	-59.7%
5	CryoLife, Inc.	Health Care Equipment & Supplies	-49.9%
6	Questcor Pharmaceuticals, Inc.	Pharmaceuticals	-48.8%
7	Life Partners Holdings, Inc.	Diversified Financial Services	-48.1%
8	Gulf Island Fabrication, Inc.	Energy Equipment & Services	-40.7%
9	Aceto Corp.	Trading Companies & Distributors	-40.2%
10	Cash America International, Inc.	Consumer Finance	-39.1%

Feed a cold; starve a fever. (Or is it the other way around?) Unfortunately, for Matrixx Initiatives, fewer stuffy-nosed patients may be using its Zicam nasal pump after the FDA warned consumers that the product may cause anosmia or an inability to smell. Matrixx initiated a voluntary recall in June 2009 and was hit with several class action and personal injury lawsuits in the aftermath of the FDA announcement. The cold remedy accounts for some 40% of company sales, so its bottom line will undoubtedly be impacted. Matrixx was the Fund’s worst performer and one of four holdings to decline over 50% during the calendar year 2009.

Top Ten Holdings as of December 31, 2009

Our top ten holdings reflect significant diversification across some of the Fund’s largest sectors: consumer discretionary, health care and information technology. These top ten holdings also represented nine different industries and no holding comprised as much as 4% of Fund net assets. The top ten stocks together comprised only 29% of Fund net assets, reflecting a normal, strong diversification for our Fund.

Rank	Description	Industry	% of Net Assets
1	Almost Family, Inc.	Health Care Providers & Services	3.9%
2	Informatica Corp.	Software	3.2%
3	Tyler Technologies, Inc.	Software	3.2%
4	VSE Corp.	Professional Services	3.0%
5	NewMarket Corp.	Chemicals	2.9%
6	American Superconductor Corp.	Electrical Equipment	2.6%
7	Unisys Corp.	IT Services	2.6%
8	Texas Roadhouse, Inc.	Hotels, Restaurants & Leisure	2.5%
9	Align Technology, Inc.	Health Care Equipment & Supplies	2.5%
10	JOS A Bank Clothiers, Inc.	Specialty Retail	2.5%

Total			28.9%

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Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2009

Our largest Fund sector, consumer discretionary, was also our most overweighted sector relative to our market benchmark. These companies included retail, services, and restaurant companies.

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	26.1%	16.0%	10.1%
Consumer Staples	8.5%	4.2%	4.3%
Energy	2.1%	4.3%	-2.2%
Financials	4.7%	5.8%	-1.1%
Health Care	22.3%	24.3%	-2.0%
Industrials	11.9%	14.4%	-2.5%
Information Technology	19.6%	26.9%	-7.3%
Materials	4.5%	2.4%	2.1%
Telecommunication Services	0.0%	1.5%	-1.5%
Utilities	0.0%	0.2%	-0.2%
Cash	0.3%	0.0%	0.3%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

64	Semi-Annual Report | December 31, 2009 (Unaudited)

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www.bridgeway.com	65

Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.74%
Biotechnology - 1.79%
	Cubist Pharmaceuticals, Inc.*	64,300	$1,219,771

Capital Markets - 1.97%
	Broadpoint Gleacher Securities, Inc.*	194,000	865,240
	Triangle Capital Corp.	39,837	481,629

			1,346,869

Chemicals - 2.95%
	NewMarket Corp.+	17,500	2,008,475

Commercial Banks - 1.68%
	Southside Bancshares, Inc.	58,435	1,146,495

Commercial Services & Supplies - 3.33%
	APAC Customer Services, Inc.*	175,100	1,043,596
	EnerNOC, Inc.*+	20,000	607,800
	Sykes Enterprises, Inc.*+	24,200	616,374

			2,267,770

Communications Equipment - 1.63%
	Telestone Technologies Corp.*+	56,200	1,115,008

Containers & Packaging - 1.57%
	Rock-Tenn Co., Class A	21,200	1,068,692

Diversified Consumer Services - 2.91%
	Corinthian Colleges, Inc.*+	88,200	1,214,514
	Lincoln Educational Services Corp.*+	34,800	754,116
	Spectrum Group International, Inc.*	8,122	15,188

			1,983,818

Electrical Equipment - 2.61%
	American Superconductor Corp.*+	43,500	1,779,150

Energy Equipment & Services - 2.08%
	Dril-Quip, Inc.*	18,300	1,033,584
	Natural Gas Services Group, Inc.*	20,300	382,655

			1,416,239

Food Products - 5.35%
	American Italian Pasta Co., Class A*+	23,700	824,523
	Green Mountain Coffee Roasters, Inc.*+	20,550	1,674,208
	Lancaster Colony Corp.	23,125	1,149,313

			3,648,044

Industry	Company	Shares	Value

Health Care Equipment & Supplies - 8.33%
	Align Technology, Inc.*	95,900	$1,708,938
	American Medical Systems Holdings, Inc.*+	68,200	1,315,578
	Cantel Medical Corp.*	41,900	845,542
	Cyberonics, Inc.*+	53,600	1,095,584
	Invacare Corp.+	28,800	718,272

			5,683,914

Health Care Providers & Services - 9.76%
	Almost Family, Inc.*+	66,800	2,640,604
	Amedisys, Inc.*+	14,000	679,840
	BioScrip, Inc.*	42,299	353,620
	Emergency Medical Services Corp., Class A*	21,100	1,142,565
	Odyssey HealthCare, Inc.*	65,300	1,017,374
	Providence Service Corp.*	52,100	823,180

			6,657,183

Hotels, Restaurants & Leisure - 4.87%
	Buffalo Wild Wings, Inc.*+	18,200	732,914
	Peet’s Coffee & Tea, Inc.*+	26,400	879,912
	Texas Roadhouse, Inc., Class A*	152,433	1,711,822

			3,324,648

Household Products - 1.24%
	Orchids Paper Products Co.*	42,200	844,844

Insurance - 1.02%
	Tower Group, Inc.+	29,700	695,277

Internet & Catalog Retail - 5.09%
	Netflix, Inc.*	27,800	1,532,892
	PetMed Express, Inc.+	37,900	668,177
	priceline.com, Inc.*+	5,800	1,267,300

			3,468,369

Internet Software & Services - 1.57%
	Equinix, Inc.*+	10,100	1,072,115

IT Services - 6.91%
	Cognizant Technology Solutions Corp., Class A*	22,180	1,004,754
	CSG Systems International, Inc.*	52,900	1,009,861
	Sapient Corp.*	115,300	953,531
	Unisys Corp.*+	45,300	1,746,768

			4,714,914

Machinery - 1.76%
	Valmont Industries, Inc.+	15,300	1,200,285

66	Semi-Annual Report | December 31, 2009 (Unaudited)

Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Media - 0.77%
	RCN Corp.*	48,700	$528,395

Multiline Retail - 1.87%
	99 Cents Only Stores*	97,400	1,273,018

Personal Products - 1.92%
	NBTY, Inc.*	30,000	1,306,200

Pharmaceuticals - 2.44%
	Medicis Pharmaceutical Corp., Class A	61,600	1,666,280

Professional Services - 4.26%
	ICF International, Inc.*	33,000	884,400
	VSE Corp.	44,900	2,024,092

			2,908,492

Software - 9.49%
	Advent Software, Inc.*+	21,100	859,403
	Concur Technologies, Inc.*+	28,900	1,235,475
	Informatica Corp.*+	84,900	2,195,514
	Tyler Technologies, Inc.*+	109,600	2,182,136

			6,472,528

Specialty Retail - 10.35%
	Aeropostale, Inc.*+	12,000	408,600
	Destination Maternity Corp.*	31,600	600,400
	Jo-Ann Stores, Inc.*	40,700	1,474,968
	JOS A Bank Clothiers, Inc.*+	40,000	1,687,600
	Kirkland’s, Inc.*	43,800	760,806
	The Buckle, Inc.+	35,850	1,049,688
	Tractor Supply Co.*+	20,400	1,080,384

			7,062,446

Textiles, Apparel & Luxury Goods - 0.22%
	Warnaco Group, Inc.*	3,600	151,884

TOTAL COMMON STOCKS - 99.74%			68,031,123

(Cost $52,867,959)

TOTAL INVESTMENTS - 99.74%			$68,031,123
(Cost $52,867,958)
Other Assets in Excess of Liabilities - 0.26%			176,020

NET ASSETS - 100.00%			$68,207,143

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2009. Total loaned securities had a market value of $28,009,559 at December 31, 2009.

See Notes to Financial Statements.

www.bridgeway.com	67

Small-Cap Value Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2009

Dear Fellow Small-Cap Value Fund Shareholder,

Emerging from the worst bear market since the 1930’s, our Fund had its third positive quarterly return in a row in the December quarter. Our Fund was up 4.57%, leading each of our performance benchmarks. Our primary market benchmark, the Russell 2000 Value Index, was up 3.63% and our peer benchmark, the Lipper Small-Cap Value Funds Index was up 4.22%. It was a good quarter of market beating returns.

For the six-month “semi-annual” period ending December 31, 2009, our Fund was up 21.76% but lagged the Russell 2000 Value Index (up 27.15%) and the Lipper Small-Cap Value Funds Index (up 27.10%). The primary reasons for this lagging performance were a) the “lack of traction,” or disconnect between company economic performance and stock price (see page 3)—an environment unfriendly to a majority of our stock picking models, b) the fact that financially distressed and beat up companies continued their remarkable run that began in March 2009—these are companies that have tended to do poorly over the long-haul and which we tend to avoid, and c) the fact that very low priced stocks (below $1/share—penny stocks which we avoid for reasons of risk and potential precipitous decline) soared extraordinarily, accounting for a significant percentage of the Russell 2000 Value Index return even though they accounted for a small portion of the Russell 2000 Value Index itself.

The table below presents our December quarter, six-month, one-year, five-year, and life-to-date financial results according to the formula required by the Securities and Exchange Commission. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	Life-to-Date 10/31/03 to 12/31/09

Small-Cap Value Fund	4.57%	21.76%	26.98%	-0.18%	2.92%
Russell 2000 Value Index	3.63%	27.15%	20.58%	-0.01%	4.54%
Lipper Small-Cap Value Funds Index	4.22%	27.10%	33.00%	1.42%	5.62%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The return figures in the chart above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2009, Small-Cap Value Fund ranked 483rd of 756 small-cap core funds for the twelve-month period ended December 31, 2009, 316th of 522 over the last five years and 337th of 460 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

68	Semi-Annual Report | December 31, 2009 (Unaudited)

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Performance of a $10,000 Investment from Inception (October 31, 2003) to December 31, 2009

Detailed Explanation of Quarterly Performance—Some stocks (slightly) cushioned the blow

The Short Version:  Hopefully, we have seen the first signs of a return to “traction,” or a market environment in which a stock’s price appreciation more generally follows its underlying economic performance.

In the December quarter we saw possible early signs that traction may be returning to the marketplace, at least on the value stock end of the spectrum. If this trend continues, it will be a welcome reprieve from some of the frustrations of 2009. Specific factors that helped our performance in the December quarter were an underweighting of some of the riskiest (high financial debt and market risk (high beta) stocks, which did poorly and strong performance by some of our stocks that had appreciated into the mid-cap category but still had strong signals from our quantitative models.

Reviewing our best performing stocks in the table below, our models picked some winners among finance, healthcare, and energy stocks. Overall, our best stocks represented seven different industries. Interestingly, our worst stocks also included some of those from the financial and energy sectors.

These are the ten best-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Dollar Financial Corp.	Consumer Finance	47.6%
2	HealthSpring, Inc.	Health Care Providers & Services	43.8%
3	World Acceptance Corp.	Consumer Finance	42.1%
4	Nelnet, Inc.	Consumer Finance	38.5%
5	Acxiom Corp.	IT Services	36.9%
6	Steak N Shake Co.	Hotels Restaurants & Leisure	36.3%
7	Rosetta Resources, Inc.	Oil, Gas & Consumable Fuels	35.6%
8	Vanguard Natural Resources LLC	Oil, Gas & Consumable Fuels	34.3%
9	Temple-Inland, Inc.	Containers & Packaging	28.6%
10	M&F Worldwide Corp.	Commercial Services & Supplies	28.4%

HealthSpring Inc. is a managed care company that primarily focuses on Medicare programs and related products. Despite all the uncertainty concerning health care reform, the company continued to plug along with strong profits and reported a better-than-expected 44% increase in earnings during the third quarter. It has beaten analysts’ projections over three of the past four quarters and recently increased its guidance for the year as a whole. In particular, Florida has proven to be a stellar market for HealthSpring and the company expects to benefit from increased enrollments in its Medicare Advantage program. HealthSpring was one of three holdings to return over 40% during the December 2009 quarter.

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Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Our ten worst-performing stocks for the quarter ended December 31, 2009 were:

Rank	Description	Industry	% Loss
1	World Fuel Services Corp.	Oil, Gas & Consumable Fuels	-88.3%
2	Coldwater Creek, Inc.	Specialty Retail	-45.9%
3	Radian Group, Inc.	Thrifts & Mortgage Finance	-30.9%
4	Fred’s, Inc.	Multiline Retail	-28.0%
5	Central Garden and Pet Co.	Household Products	-24.3%
6	LSB Industries, Inc.	Chemicals	-24.0%
7	Chart Industries, Inc.	Machinery	-23.5%
8	Mediacom Communications Corp.	Media	-23.4%
9	Knight Capital Group, Inc.	Capital Markets	-23.3%
10	Republic Airways Holdings, Inc.	Airlines	-22.2%

While some retailers rejoiced over enhanced activity during the holiday season, Coldwater Creek continued to struggle as its target market apparently has yet to take that plunge back into luxury purchases. Coldwater Creek sells clothing and accessories, jewelry, and gift items primarily to woman 35 and older. In fact, the “younger” generation often refers to their line as most suitable for “grandma.” The company reported a larger-than-expected loss in the latest quarterly report, despite aggressive discounting which has cut into its gross margin. Analysts forecast continued weakness as more promotions are expected, though the demand has remained weak thus far. Coldwater was the Fund’s second worst performer of the quarter and lost over 45% in value.

Detailed Explanation of Calendar Year Performance

The Short Version: Small company financial stocks underperformed other sectors significantly in 2009. Our underweighting of this sector helped, as well as some strong stock picks in this same sector.

Though we lagged our peer performance benchmark for the year, we significantly outperformed the Russell 2000 Value Index, our primary market benchmark for the year. As financial companies lagged significantly, our models’ underweighting of financial stocks, plus some stellar picks among our financial holdings really helped our performance. On the other end of the spectrum, our four worst stocks were all energy related.

These are the ten best performers for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Dollar Financial Corp.	Consumer Finance	184.9%
2	SYNNEX Corp.	Electronic Equip., Instruments	161.7%
3	Chart Industries, Inc.	Machinery	158.8%
4	Multi-Fineline Electronix, Inc.	Electronic Equip., Instruments	142.2%
5	Atwood Oceanics, Inc.	Energy Equipment & Services	123.7%
6	CB Richard Ellis Group, Inc.	Real Estate Management & Development	114.1%
7	Kirkland’s, Inc.	Specialty Retail	114.0%
8	Vanguard Natural Resources LLC	Oil, Gas & Consumable Fuels	113.7%
9	Rosetta Resources, Inc.	Oil, Gas & Consumable Fuels	113.6%
10	Life Technologies Corp.	Life Sciences Tools & Services	104.2%

When times get tough, banks and other companies often restrict lending and key consumer services to only the most credit-worthy of customers. This leaves a great number of struggling folks scrambling for such services as check cashing, consumer lending, bill paying, long-distance phone, tax filing, and others. Dollar Financial provides many of these related services to “under-banked” consumers who often have few alternatives. The company also offers pawn brokerage for individuals who need to raise much-needed cash. During the challenging times, Dollar Financial has seen the demand for its products and services increase dramatically and management has projected a strong 2010 as well. While politicos in the US attempt to

70	Semi-Annual Report | December 31, 2009 (Unaudited)

Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

clamp down on certain “aggressive” lending programs in an effort to protect consumers, Dollar Financial has enhanced its pawn brokerage operations and expanded abroad to Mexico and elsewhere. The best performer in our Fund, Dollar Financial hit a 52-week high in December 2009 and its share price increased almost 185% during the calendar year.

Our ten worst-performing stocks in the calendar year ending December 31, 2009 were:

Rank	Description	Industry	% Loss
1	World Fuel Services Corp.	Oil, Gas & Consumable Fuels	-82.6%
2	Energy Partners, Ltd.	Oil, Gas & Consumable Fuels	-53.4%
3	Western Refining, Inc.	Oil, Gas & Consumable Fuels	-51.0%
4	Callon Petroleum Co.	Oil, Gas & Consumable Fuels	-49.9%
5	NCI Building Systems, Inc.	Building Products	-47.8%
6	Coldwater Creek, Inc.	Specialty Retail	-47.0%
7	Live Nation, Inc.	Media	-46.5%
8	Pacer International, Inc.	Air Freight & Logistics	-46.3%
9	Alaska Air Group, Inc.	Airlines	-40.4%
10	Radian Group, Inc.	Thrifts & Mortgage Finance	-39.5%

Independent oil refiner Western Refining was among the Fund’s poorest performers for calendar year 2009. While the refiner seemed to be on the road to recovery by posting an early year quarterly profit, it struggled throughout much of the year as margins have been squeezed and demand for its products remained lackluster at best. During the year, Western Refining increased the size of a stock and convertible bond offering to raise much-needed capital, thus, diluting the value for current shareholders. Unfortunately, while other sectors of the economy look primed to benefit from the expected recovery, refiners are expected to suffer from continued energy price volatility and sluggish demand. Western Refining was one of four oil and gas companies to make this “worst of” list in 2009.

Top Ten Holdings as of December 31, 2009

Our top ten holdings reflect significant diversification across some of the Fund’s industries, representing eight different ones. No holding comprised as much as 4% of Fund net assets. The top ten stocks together comprised only 26.5% of Fund net assets, reflecting a normal, strong diversification for our Fund.

Rank	Description	Industry	% of Net Assets
1	HealthSpring, Inc.	Health Care Providers & Services	3.5%
2	SYNNEX Corp.	Electronic Equipment & Instruments	3.1%
3	ev3, Inc.	Health Care Equipment & Supplies	2.8%
4	Tech Data Corp.	Electronic Equipment & Instruments	2.6%
5	Amerisafe, Inc.	Insurance	2.6%
6	Multi-Fineline Electronix, Inc.	Electronic Equipment & Instruments	2.5%
7	Unisys Corp.	IT Services	2.5%
8	UniFirst Corp.	Textiles, Apparel & Luxury Goods	2.4%
9	Rosetta Resources, Inc.	Oil, Gas & Consumable Fuels	2.3%
10	EarthLink, Inc.	Internet Software & Services	2.2%

Total			26.5%

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Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2009

Our largest sector representation at the end of the December quarter, financial stocks, was also our most underweighted sector. Our models are finding “slim pickings” among the many small banks of our universe of small-cap value stocks. Our most overweighted sector is healthcare, as many of these companies have done particularly well in the recession.

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	17.2%	11.7%	5.5%
Consumer Staples	1.8%	2.8%	-1.0%
Energy	6.6%	6.0%	0.6%
Financials	28.1%	33.9%	-5.8%
Health Care	12.6%	5.0%	7.6%
Industrials	11.7%	16.7%	-5.0%
Information Technology	16.0%	10.3%	5.7%
Materials	4.8%	7.0%	-2.2%
Telecommunication Services	0.0%	0.5%	-0.5%
Utilities	1.2%	6.1%	-4.9%
Cash	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

72	Semi-Annual Report | December 31, 2009 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	73

Small-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 100.03%
Capital Markets - 2.51%
	Evercore Partners, Inc., Class A+	63,500	$1,930,400
	Prospect Capital Corp.+	138,800	1,639,228

			3,569,628

Commercial Banks - 1.72%
	Alliance Financial Corp.	8,789	238,621
	Bancorp, Inc.*	138,300	948,738
	Wilmington Trust Corp.+	102,600	1,266,084

			2,453,443

Commercial Services & Supplies - 1.53%
	M&F Worldwide Corp.*	55,200	2,180,400

Communications Equipment - 0.47%
	UTStarcom, Inc.*+	305,800	669,702

Construction & Engineering - 2.98%
	Comfort Systems USA, Inc.	178,780	2,206,145
	EMCOR Group, Inc.*	75,700	2,036,330

			4,242,475

Consumer Finance - 6.80%
	AmeriCredit Corp.*+	146,400	2,787,456
	Dollar Financial Corp.*+	81,700	1,933,022
	Nelnet, Inc., Class A	138,700	2,389,801
	World Acceptance Corp.*+	71,400	2,558,262

			9,668,541

Containers & Packaging - 4.37%
	BWAY Holding Co.*	124,400	2,390,968
	Rock-Tenn Co., Class A	38,497	1,940,634
	Temple-Inland, Inc.+	89,100	1,880,901

			6,212,503

Diversified Consumer Services - 0.05%
	Spectrum Group International, Inc.*	40,793	76,283

Electrical Equipment - 2.65%
	Polypore International, Inc.*	216,900	2,581,110
	PowerSecure International, Inc.*	165,100	1,190,371

			3,771,481

Electronic Equipment & Instruments - 8.19%
	Multi-Fineline Electronix, Inc.*	124,000	3,517,880
	SYNNEX Corp.*	144,600	4,433,436
	Tech Data Corp.*	79,300	3,700,138

			11,651,454

Industry	Company	Shares	Value

Food & Staples Retailing - 0.89%
	Casey’s General Stores, Inc.	39,600	$1,264,032

Food Products - 0.87%
	Seneca Foods Corp., Class A*	52,000	1,241,240

Health Care Equipment & Supplies - 2.76%
	ev3, Inc.*+	294,500	3,928,630

Health Care Providers & Services - 6.30%
	Emergency Medical Services Corp., Class A*	39,600	2,144,340
	Gentiva Health Services, Inc.*	69,300	1,871,793
	HealthSpring, Inc.*	280,600	4,941,366

			8,957,499

Hotels, Restaurants & Leisure - 3.98%
	Bob Evans Farms, Inc.	71,800	2,078,610
	Carrols Restaurant Group, Inc.*	234,400	1,657,208
	The Steak N Shake Co.*+	5,965	1,933,376

			5,669,194

Household Durables - 2.96%
	American Greetings Corp., Class A	115,700	2,521,103
	La-Z-Boy, Inc.*+	176,800	1,684,904

			4,206,007

Insurance - 11.23%
	American Physicians Capital, Inc.	44,533	1,350,241
	Amerisafe, Inc.*	204,747	3,679,304
	AmTrust Financial Services, Inc.	113,600	1,342,752
	Delphi Financial Group, Inc., Class A	66,700	1,492,079
	Horace Mann Educators Corp.	92,175	1,152,187
	Meadowbrook Insurance Group, Inc.	239,800	1,774,520
	NYMAGIC, Inc.	41,300	685,167
	Tower Group, Inc.+	110,000	2,575,100
	Unitrin, Inc.	87,600	1,931,580

			15,982,930

Internet Software & Services - 3.07%
	EarthLink, Inc.+	369,600	3,071,376
	United Online, Inc.	181,096	1,302,080

			4,373,456

74	Semi-Annual Report | December 31, 2009 (Unaudited)

Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
IT Services - 4.21%
	Acxiom Corp.*	68,400	$917,928
	Unisys Corp.*	90,900	3,505,104
	Wright Express Corp.*	49,000	1,561,140

			5,984,172

Leisure Equipment & Products - 1.93%
	Polaris Industries, Inc.+	37,800	1,649,214
	Sturm, Ruger & Co., Inc.+	112,500	1,091,250

			2,740,464

Life Sciences Tools & Services - 1.22%
	Life Technologies Corp.*+	33,200	1,734,036

Machinery - 3.02%
	Briggs & Stratton Corp.+	71,500	1,337,765
	Chart Industries, Inc.*	179,000	2,962,450

			4,300,215

Marine - 1.55%
	International Shipholding Corp.	70,900	2,202,863

Metals & Mining - 0.43%
	US Gold Corp.*	249,100	617,768

Multi-Utilities - 1.18%
	NorthWestern Corp.	64,700	1,683,494

Multiline Retail - 0.39%
	Big Lots, Inc.*+	19,300	559,314

Oil, Gas & Consumable Fuels - 6.57%
	Callon Petroleum Co.*	119,600	179,400
	Crosstex Energy, Inc.	261,400	1,581,470
	Rosetta Resources, Inc.*	164,400	3,276,492
	Vanguard Natural Resources LLC+	137,400	3,032,418
	World Fuel Services Corp.+	47,500	1,272,525

			9,342,305

Pharmaceuticals - 2.30%
	Medicis Pharmaceutical Corp., Class A	35,000	946,750
	Par Pharmaceutical Cos., Inc.*	85,900	2,324,454

			3,271,204

Real Estate Investment Trusts (REITs) - 3.74%
	BioMed Realty Trust, Inc.	130,400	2,057,712
	Kilroy Realty Corp.+	39,000	1,196,130
	Weingarten Realty Investors+	104,240	2,062,909

			5,316,751

Industry	Company	Shares	Value

Semiconductors & Semiconductor Equipment - 0.11%
	CEVA, Inc.*	12,400	$159,464

Specialty Retail - 5.53%
	Jo-Ann Stores, Inc.*	71,166	2,579,056
	Kirkland’s, Inc.*	96,900	1,683,153
	Stein Mart, Inc.*	240,900	2,567,994
	West Marine, Inc.*	129,400	1,042,964

			7,873,167

Textiles, Apparel & Luxury Goods - 2.39%
	UniFirst Corp.	70,700	3,401,377

Thrifts & Mortgage Finance - 2.13%
	Beneficial Mutual Bancorp, Inc.*	185,400	1,824,336
	Meridian Interstate Bancorp, Inc.*	81,300	706,497
	Radian Group, Inc.+	68,200	498,542

			3,029,375

TOTAL COMMON STOCKS - 100.03%			142,334,867

(Cost $113,763,474)

TOTAL INVESTMENTS - 100.03%			$142,334,867
(Cost $113,763,474)
Liabilities in Excess of Other Assets - (0.03)%			(41,155)

NET ASSETS - 100.00%			$142,293,712

+	This security or a portion of the security is out on loan at December 31, 2009. Total loaned securities had a market value of $33,479,147 at December 31, 2009.
*	Non-Income Producing Security.
LLC	- Limited Liability Co.

See Notes to Financial Statements.

www.bridgeway.com	75

Large-Cap Growth Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2009

Dear Fellow Large-Cap Growth Fund Shareholder,

Emerging from the worst bear market since the 1930’s, our Fund had its third positive quarterly return in a row in the December quarter. The Bridgeway Large-Cap Growth Fund was up 7.81%, compared to the Russell 1000 Growth Index (up 7.94%), and the Lipper Large-Cap Growth Funds Index (up 7.28%). It was a mixed quarter on a relative basis.

For the six-month semi-annual period, our Fund was up 22.33%, slightly below the 23.03% return for the Russell 1000 Growth Index and the 23.29% return for the Lipper Large-Cap Growth Fund Index. The primary reasons for this lagging performance were a) the “lack of traction,” or disconnect between company economic performance and stock price (see page 3)—an environment unfriendly to a majority of our stock picking models, b) the fact that financially distressed and beat up companies continued their remarkable run that began in March 2009, companies that have tended to do poorly over the long-haul and which we tend to avoid.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the Securities and Exchange Commission. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	Life-to-Date 10/31/03 to 12/31/09

Large-Cap Growth Fund	7.81%	22.33%	36.66%	0.37%	1.92%
Russell 1000 Growth Index	7.94%	23.03%	37.21%	1.63%	3.07%
Lipper Large-Cap Growth Funds Index	7.28%	23.29%	38.50%	1.01%	2.62%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2009, Large-Cap Growth Fund ranked 302nd of 810 large-cap growth funds for the twelve-month period ended December 31, 2009, 362th of 579 over the last five years and 358th of 532 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

76	Semi-Annual Report | December 31, 2009 (Unaudited)

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Performance of a $10,000 Investment from Inception (October 31, 2003) to December 31, 2009

Detailed Explanation of Quarterly Performance

The Short Version:  Our Fund lagged its primary market benchmark by roughly one-half percent in the December quarter. The Fund seemed to be just “treading water” with no major trends. While Bridgeway saw some preliminary signs of a return to traction, these were mostly on the value side of the spectrum—not benefiting this Fund.

The top performers of the Fund during the recent quarter came entirely from three sectors: consumer discretionary, health care, and technology. Internet stocks led the way.

These are the ten best-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Amazon.com, Inc.	Internet & Catalog Retail	44.1%
2	priceline.com, Inc.	Internet & Catalog Retail	31.7%
3	Harris Corp.	Communications Equipment	26.5%
4	Mastercard, Inc.	IT Services	24.4%
5	Google, Inc.	Internet Software & Services	23.6%
6	Medtronic, Inc.	Health Care Equipment & Supplies	19.5%
7	Microsoft Corp.	Software	17.7%
8	Cognizant Technology Solutions Corp.	IT Services	17.3%
9	Intuitive Surgical, Inc.	Health Care Equipment & Supplies	15.7%
10	Medco Health Solutions, Inc.	Health Care Providers & Services	15.6%

Even though business and pleasure travel has bounced back as the economy begins to rebound, folks are always looking for bargains these days; subsequently, priceline.com has benefited by offering discounted prices on everything from airfare to hotel rooms, from car rentals to cruises. In November, the online travel booking company substantially beat its earnings expectations and announced that bookings continue to rise dramatically. Several analysts raised their stock price targets as the company’s strong cash position seemed to bode well for future operations and perhaps a dividend and/or enhanced share repurchase. Late in the quarter, its stock price soared to levels not seen since mid-2000.

While consumer discretionary stocks produced our top two performers, three of our five worst holdings came from that sector as well. Overall, seven sectors were represented on our worst performing stocks list.

www.bridgeway.com	77

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten worst-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Loss
1	Apollo Group, Inc.	Diversified Consumer Services	-17.8%
2	State Street Corp.	Capital Markets	-17.2%
3	ITT Educational Services, Inc.	Diversified Consumer Services	-13.1%
4	First Solar, Inc.	Electrical Equipment	-10.8%
5	Ross Stores, Inc.	Specialty Retail	-10.6%
6	CVS Caremark Corp.	Food & Staples Retailing	-9.9%
7	Amgen, Inc.	Biotechnology	-7.9%
8	Crown Holdings, Inc.	Containers & Packaging	-7.0%
9	Gilead Sciences, Inc.	Biotechnology	-7.0%
10	AT&T, Inc.	Diversified Telecommunication	-5.8%

Things certainly were looking up for many financial services companies earlier in the year as TARP loans were repaid, the equity markets were rebounding, and fee revenues appeared to be on the rise. In fact, State Street Corp. was the Fund’s top performer in the quarter ended June 2009. However, this past quarter, State Street hit a few major speed bumps. The California Attorney General sued the company in state Superior Court for more than $200 million in damages, claiming that State Street defrauded and overcharged two public pension funds on certain foreign currency trades. To make matters worse, in October the company warned of lower future revenues as fee income may not be as strong as previously expected.

Detailed Explanation of Calendar Year Performance

The Short Version:  It was a high energy quarter.

Lately, investing in the energy sector has not been for the faint of heart. After soaring to unheard of levels through mid-2008, oil prices plummeted from a $146 peak in the summer to less than $31/barrel on the spot market. However, as some analysts began speculating that the economy was on the road to recovery, oil prices shifted gears again rising to a high of $81.04/barrel, to the benefit of some of our energy holdings. Five energy-related companies highlighted the list of top holdings for the year.

These are the ten best performers for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Harris Corp.	Communications Equipment	174.5%
2	FMC Technologies, Inc.	Energy Equipment & Services	142.7%
3	Apple, Inc.	Computers & Peripherals	118.9%
4	Cameron International Corp.	Energy Equipment & Services	103.9%
5	Google, Inc.	Internet Software & Services	99.3%
6	Noble Corp.	Energy Equipment & Services	94.6%
7	Amazon.com, Inc.	Internet & Catalog Retail	76.2%
8	National Oilwell Varco, Inc.	Energy Equipment & Services	69.2%
9	priceline.com, Inc.	Internet & Catalog Retail	67.1%
10	Diamond Offshore Drilling, Inc.	Energy Equipment & Services	67.0%

FMC Technology provides innovative technological solutions and equipment for companies engaged in some of the deepest oil drillings worldwide. Its subsea systems have been widely used throughout the Gulf of Mexico, in Brazil, and even in one of the newest major oil players, Angola. In fact, FMC recently landed a significant $220 million deal with BP. The company posted a record second quarter and followed it up with another solid performance three months later on strong volumes and favorable margins. Some analysts believe that the future looks bright as revenue comparisons should be favorable in the upcoming quarters and the company continues to buy back shares to reward investors for their confidence. FMC was one of four holdings to more than double in value during 2009.

78	Semi-Annual Report | December 31, 2009 (Unaudited)

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

On the flip side of the equation, consumer discretionary companies and financials highlighted the list of worst Fund performers. Though retail showed some signs of recovery on promising holiday sales, consumer companies struggled for the most part during the year as many individuals hesitated to purchase anything but the necessities of life. Financials continued on a volatile path as fallout from the mortgage fiasco and credit crisis kept big banks in a freefall early in the year, though some rebounded as stress test and TARP paybacks ensued by summer. In some cases, the performance of these holdings within the Fund was all a matter of timing.

Our ten-worst performing stocks in the calendar year were:

Rank	Description	Industry	% Loss
1	US Bancorp	Commercial Banks	-41.4%
2	Allegheny Energy, Inc.	Electric Utilities	-29.2%
3	Apollo Group, Inc.	Diversified Consumer Services	-26.9%
4	State Street Corp.	Capital Markets	-23.6%
5	Myriad Genetics, Inc.	Biotechnology	-22.7%
6	Pfizer, Inc.	Pharmaceuticals	-21.5%
7	ITT Educational Services, Inc.	Diversified Consumer Services	-20.7%
8	Family Dollar Stores, Inc.	Multiline Retail	-17.1%
9	AT&T, Inc.	Diversified Telecommunication	-15.9%
10	Walt Disney Co.	Media	-15.2%

Like most financial services companies, US Bancorp, our worst performer, struggled in late 2008 and early 2009. The large bank holding company participated in the TARP bailout program to the tune of $6.6 billion and slashed its dividend by 88%, much to the chagrin of shareholders. Early in the year, US Bancorp reported an earnings drop of almost 75% and was forced to set aside more money to account for bad loans on its balance sheet. Against that backdrop, the Fund reduced allocations to certain financial holdings as the models moved into better opportunities. By March, the sector began to bounce back and US Bancorp was among those banks that passed the government stress test and repaid TARP loans in June.

Top Ten Holdings as of December 31, 2009

Reflecting our largest sector representation, computer companies comprised three of the top ten Fund holdings. Two other computer related stocks were also among the top performers for the quarter: Google and Amazon.com. The Fund remained well-diversified as no one holding represented more than four percent of the net assets at calendar year-end and, combined, the top ten positions accounted for about 30% of the overall allocation.

Rank	Description	Industry	Percent of Net Assets
1	Express Scripts, Inc.	Health Care Providers & Services	3.5%
2	Apple, Inc.	Computers & Peripherals	3.2%
3	IBM Corp.	Computers & Peripherals	3.2%
4	Amazon.com, Inc.	Internet & Catalog Retail	3.2%
5	Google, Inc.	Internet Software & Services	3.1%
6	Diamond Offshore Drilling, Inc.	Energy Equipment & Services	3.1%
7	Hewlett-Packard Co.	Computers & Peripherals	3.0%
8	Rockwell Collins, Inc.	Aerospace & Defense	2.8%
9	Cisco Systems, Inc.	Communications Equipment	2.8%
10	FMC Technologies, Inc.	Energy Equipment & Services	2.4%

Total			30.3%

www.bridgeway.com	79

Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2009

The biggest disparities between the Fund and the benchmark Russell 1000 Growth Index were found in the consumer-related sectors. While both the Fund and Index maintained allocations in excess of 25% to related holdings, our Fund owned more discretionary companies and the Index held more consumer staples. The Fund’s largest allocation was in information technology, a sector that performed well for us during the past three months.

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Consumer Discretionary	17.6%	10.5%	7.1%
Consumer Staples	7.7%	15.7%	-8.0%
Energy	10.4%	4.1%	6.3%
Financials	4.7%	5.0%	-0.3%
Health Care	21.2%	15.9%	5.3%
Industrials	9.0%	10.2%	-1.2%
Information Technology	27.3%	33.2%	-5.9%
Materials	2.1%	3.9%	-1.8%
Telecommunication Services	0.0%	0.6%	-0.6%
Utilities	0.0%	0.9%	-0.9%
Cash	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

80	Semi-Annual Report | December 31, 2009 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	81

Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.99%
Aerospace & Defense - 2.76%
	Rockwell Collins, Inc.	36,600	$2,026,176

Air Freight & Logistics - 1.77%
	CH Robinson Worldwide, Inc.	22,200	1,303,806

Auto Components - 1.93%
	TRW Automotive Holdings Corp.*	59,400	1,418,472

Beverages - 2.05%
	Coca-Cola Co.	12,500	712,500
	Coca-Cola Enterprises, Inc.	37,300	790,760

			1,503,260

Biotechnology - 6.61%
	Amgen, Inc.*	20,200	1,142,714
	Biogen Idec, Inc.*	28,200	1,508,700
	Gilead Sciences, Inc.*	37,740	1,633,387
	Myriad Genetics, Inc.*	22,100	576,810

			4,861,611

Capital Markets - 1.59%
	Franklin Resources, Inc.+	7,800	821,730
	State Street Corp.	8,000	348,320

			1,170,050

Chemicals - 2.14%
	Praxair, Inc.	9,800	787,038
	The Lubrizol Corp.	10,800	787,860

			1,574,898

Communications Equipment - 5.04%
	Cisco Systems, Inc.*	84,500	2,022,930
	Harris Corp.	22,100	1,050,855
	Juniper Networks, Inc.*	23,600	629,412

			3,703,197

Computers & Peripherals - 9.42%
	Apple, Inc.*+	11,300	2,382,718
	Hewlett-Packard Co.	42,200	2,173,722
	International Business Machines Corp.	18,100	2,369,290

			6,925,730

Diversified Consumer Services - 1.75%
	Apollo Group, Inc., Class A*+	9,500	575,510
	ITT Educational Services, Inc.*+	7,400	710,104

			1,285,614

Industry	Company	Shares	Value

Electrical Equipment - 1.68%
	First Solar, Inc.*	9,100	$1,232,140

Energy Equipment & Services - 7.87%
	Cameron International Corp.*	41,800	1,747,240
	Diamond Offshore Drilling, Inc.+	22,900	2,253,818
	FMC Technologies, Inc.*	30,900	1,787,256

			5,788,314

Food & Staples Retailing - 2.01%
	CVS Caremark Corp.	24,140	777,550
	Walgreen Co.	19,000	697,680

			1,475,230

Food Products - 1.99%
	General Mills, Inc.	10,900	771,829
	Kraft Foods, Inc., Class A	25,400	690,372

			1,462,201

Health Care Equipment & Supplies - 3.76%
	CR Bard, Inc.	1,800	140,220
	Intuitive Surgical, Inc.*	3,500	1,061,620
	Medtronic, Inc.	4,400	193,512
	Stryker Corp.	27,200	1,370,064

			2,765,416

Health Care Providers & Services - 5.13%
	Express Scripts, Inc.*	29,900	2,584,855
	Medco Health Solutions, Inc.*	18,600	1,188,726

			3,773,581

Hotels, Restaurants & Leisure - 0.96%
	Starbucks Corp.*	30,600	705,636

Insurance - 1.06%
	Aflac, Inc.	16,900	781,625

Internet & Catalog Retail - 6.01%
	Amazon.com, Inc.*+	17,400	2,340,648
	Expedia, Inc.*	31,400	807,294
	priceline.com, Inc.*+	5,800	1,267,300

			4,415,242

Internet Software & Services - 4.59%
	Equinix, Inc.*+	10,200	1,082,730
	Google, Inc., Class A*	3,700	2,293,926

			3,376,656

82	Semi-Annual Report | December 31, 2009 (Unaudited)

Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
IT Services - 3.03%
	Cognizant Technology Solutions Corp., Class A*	22,000	$996,600
	MasterCard, Inc., Class A+	4,800	1,228,704

			2,225,304

Media - 0.76%
	Comcast Corp., Class A	33,100	558,066

Multiline Retail - 1.07%
	Family Dollar Stores, Inc.+	28,200	784,806

Oil, Gas & Consumable Fuels - 2.53%
	Exxon Mobil Corp.	10,500	715,995
	Southwestern Energy Co.*	23,700	1,142,340

			1,858,335

Personal Products - 1.61%
	Mead Johnson Nutrition Co., Class A	27,049	1,182,041

Pharmaceuticals - 5.71%
	Bristol-Myers Squibb Co.+	36,653	925,488
	Johnson & Johnson	27,300	1,758,393
	Merck & Co., Inc.	41,400	1,512,756

			4,196,637

Road & Rail - 1.56%
	Union Pacific Corp.+	18,000	1,150,200

Semiconductors & Semiconductor Equipment - 1.50%
	Intel Corp.	54,200	1,105,680

Software - 3.67%
	CA, Inc.	35,000	786,100
	Microsoft Corp.	36,800	1,122,032
	Oracle Corp.	32,200	790,188

			2,698,320

Specialty Retail - 5.13%
	AutoZone, Inc.*	4,700	742,929
	Best Buy Co., Inc.	11,700	461,682
	O’Reilly Automotive, Inc.*+	19,500	743,340
	Ross Stores, Inc.+	16,200	691,902
	The TJX Cos., Inc.	30,900	1,129,395

			3,769,248

Thrifts & Mortgage Finance - 2.05%
	Hudson City Bancorp, Inc.+	109,700	1,506,181

Industry	Company	Shares	Value

Trading Companies & Distributors - 1.25%
	WW Grainger, Inc.	9,500	$919,885

TOTAL COMMON STOCKS - 99.99%			73,503,558

(Cost $64,094,752)

TOTAL INVESTMENTS - 99.99%			$73,503,558
(Cost $64,094,752)
Other Assets in Excess of Liabilities - 0.01%			5,678

NET ASSETS - 100.00%			$73,509,236

*	Non-Income Producing Security.
+	This security or a portion of the security is out on loan at December 31, 2009. Total loaned securities had a market value of $16,149,412 at December 31, 2009.

See Notes to Financial Statements.

www.bridgeway.com	83

Large-Cap Value Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2009

Dear Fellow Large-Cap Value Fund Shareholder,

Emerging from the worst bear market since the 1930’s, our Fund had its third positive quarterly return in a row in the December quarter. The Bridgeway Large-Cap Value Fund was up 7.40%, which beat both the Russell 1000 Value Index return of 4.22% and the Lipper Large-Cap Value Funds Index 5.02% return. We are pleased with the results.

For the six-month semi-annual period, our Fund was up 25.82%, beating the 23.23% return for the Russell 1000 Value Index and the 21.71% return for the Lipper Large-Cap Value Fund Index.

For the full calendar year, our Fund was up 24.92% compared to returns of 19.69% for the Russell 1000 Value Index and 24.96% for the Lipper Large-Cap Value Funds Index. While we still trail the Lipper Large-Cap Value Funds Index for the year, we have made up considerable ground in the last 6 months. We continue to lead both indexes over 5 years and since inception.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the Securities and Exchange Commission. See the next page for a graph of performance since inception.

	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	Life-to-Date 10/31/03 to 12/31/09

Large-Cap Value Fund	7.40%	25.82%	24.92%	1.75%	4.97%
Russell 1000 Value Index	4.22%	23.23%	19.69%	-0.25%	3.52%
Lipper Large-Cap Value Funds Index	5.02%	21.71%	24.96%	0.28%	3.28%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Large-Cap Value Funds Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2009, Large-Cap Value Fund ranked 168th of 523 large-cap value funds for the twelve-month period ended December 31, 2009, 48th of 394 over the last five years and 36th of 359 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

84	Semi-Annual Report | December 31, 2009 (Unaudited)

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Performance of a $10,000 Investment from Inception ( October 31, 2003) to December 31, 2009

Detailed Explanation of Quarterly Performance—Some Stocks (Slightly) Cushioned the Blow

The Short Version:  Financials were well represented in both the best and worst performers for the quarter.

As described on page 3, we experienced what might be the first signs of a return to traction on the value end of the stock spectrum, which benefited this Fund in the December quarter. A stellar 92% of our companies reported earnings that exceeded Wall Street expectations, compared to only 72% for our primary market benchmark. Our relatively conservative positioning with respect to debt and market risk (beta) also helped. While financials produced three of the top 10 performers, six of our Fund’s worst holdings came from that sector as well. While some of these previously distressed companies continued to roar ahead with strong quarters, others suffered from ongoing lending difficulties, isolated lawsuits, and heavy media criticism over compensation issues. Diversification remained key, often within the individual sectors themselves.

These are the ten best-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Gain
1	New York Community Bancorp, Inc.	Thrifts & Mortgage Finance	27.1%
2	American Express Co.	Consumer Finance	19.5%
3	Southwest Airlines Co.	Airlines	19.1%
4	AmerisourceBergen Corp.	Health Care Providers & Services	16.5%
5	CSX Corp.	Road & Rail	15.9%
6	Merck & Co, Inc.	Pharmaceuticals	15.5%
7	News Corp.	Media	14.2%
8	Ventas, Inc.	Real Estate Investment Trusts	13.6%
9	United Technologies Corp.	Aerospace & Defense	13.3%
10	ConocoPhillips	Oil, Gas & Consumable Fuels	13.1%

As the economy stabilized later in the year, folks loosened the reigns on their checkbooks and even began to travel a bit more. And when they did, discount airliner Southwest Airlines truly benefited. Southwest Airlines has long prided itself on exceptional customer service and astute business acumen and, as one of our team members experienced recently, some pretty entertaining flight attendants. During the year, the discounter added four new airports to its flight routes, and by year-end, Boston, New York, and Minneapolis were proving to be strong destinations. From a customer service standpoint, management chose to buck the “enhanced fee” trend and never started charging passengers for checking bags. They believe the decision has been partly responsible for adding about one percent in market share. In November, Southwest reported that two key industry metrics, traffic and revenue per seat, both increased by about 12%; additionally, the company reached a crucial new five-year labor agreement with its pilots’ association and also announced its 133rd consecutive quarterly dividend.

www.bridgeway.com	85

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten worst-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Loss
1	State Street Corp.	Capital Markets	-17.2%
2	CVS Caremark Corp.	Food & Staples Retailing	-9.9%
3	Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	-8.9%
4	Goldman Sachs Group, Inc.	Capital Markets	-8.8%
5	SEI Investments Co.	Capital Markets	-7.5%
6	Washington Post Co.	Media	-6.1%
7	BB&T Corp.	Commercial Banks	-5.8%
8	Wells Fargo & Co.	Commercial Banks	-4.2%
9	Chubb Corp.	Insurance	-2.4%
10	Gap, Inc./The	Specialty Retail	-2.1%

Things certainly were looking up for many financial services companies earlier in the year as TARP loans were repaid, the equity markets were rebounding, and fee revenues appeared to be on the rise. In fact, State Street Corp. was among the Fund’s top performers in the quarter ended June 2009. However, this past quarter, State Street hit a few major speed bumps. The California Attorney General sued the company in state Superior Court for more than $200 million in damages, claiming that State Street defrauded and overcharged two public pension funds on certain foreign currency trades. To make matters worse, in October the company warned of lower future revenues as fee income may not be as strong as previously expected.

Detailed Explanation of Calendar Year Performance

The Short Version:  As goes the quarter, so goes the year. Financials were the headline in both the best and worst performers.

Financials, industrials and energy companies were among the worst performing sectors in calendar year 2008 and seemed destined for similar fates again in 2009. By March, however, the financial world no longer appeared to be coming to an end and many of the most distressed stocks became the best performers in the months to follow. Overall, both our Fund’s underweighting of financials and especially some stellar stock picks contributed to market beating performance. Even though four financial stocks appear on our list of worst performers, the three financials on our best performers list below more than made up for them.

These are the ten best performers for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Gain
1	American Express Co.	Consumer Finance	162.2%
2	McKesson Corp.	Health Care Providers & Services	84.5%
3	Noble Corp.	Energy Equipment & Services	71.8%
4	CSX Corp.	Road & Rail	71.0%
5	eBay, Inc.	Internet Software & Services	68.0%
6	Ventas, Inc.	Real Estate Investment Trusts	65.4%
7	Southwest Airlines Co.	Airlines	61.7%
8	Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	60.1%
9	AmerisourceBergen Corp.	Health Care Providers & Services	59.1%
10	BB&T Corp.	Commercial Banks	53.7%

After struggling through a very dismal 2008, financial services giant American Express started the new year just where the old one ended. The credit card and travel company remained on the government’s dime to the tune of $3.4 billion and was suffering from defaults even worse than rivals MasterCard and Visa. By March, however, the economy and markets began their dramatic turnarounds and Amex was a prime beneficiary. It paid back its TARP loan in June and by November, one key credit card metric, the charge-off rate, had declined significantly from the beginning of the year. With better than expected holiday sales, the company seemed to benefit from consumers’ enhanced appetites for electronics. American Express was the top performer in the Fund and was also the highest returning Dow Jones stock in 2009.

86	Semi-Annual Report | December 31, 2009 (Unaudited)

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten stocks that performed the worst in the calendar year ended December 31, 2009:

Rank	Description	Industry	% Loss
1	JPMorgan Chase & Co.	Diversified Financial Services	-39.7%
2	Dow Chemical Co.	Chemicals	-38.6%
3	US Bancorp	Commercial Banks	-38.2%
4	PNC Financial Services Group, Inc.	Commercial Banks	-33.4%
5	Owens-Illinois, Inc.	Containers & Packaging	-31.8%
6	Fidelity National Financial, Inc.	Insurance	-28.7%
7	Archer-Daniels-Midland Co.	Food Products	-13.5%
8	Southern Co.	Electric Utilities	-12.5%
9	General Electric Co.	Industrial Conglomerates	-12.3%
10	Walt Disney Co.	Media	-10.9%

Like most financial services companies, US Bancorp struggled in late 2008 and early 2009; the decline experienced in its share price during our holding period caused it to be among the Fund’s worst performers of the year. The large bank holding company participated in the TARP bailout program ($6.6 billion) and slashed its dividend by 88%, much to the chagrin of shareholders. Early in the year, US Bancorp reported an earnings drop of almost 75% and was forced to set aside more money to account for bad loans on its balance sheet. Against that backdrop, the Fund reduced allocations to certain financial holdings as the model moved into better opportunities. By March, the sector began to bounce back and US Bancorp was among those banks that passed the government stress test and repaid TARP loans in June.

Top Ten Holdings as of December 31, 2009

The Fund remained well-diversified as no one holding represented more than 3.5% of the net assets at calendar year-end. Combined, the top ten positions accounted for less than 27% of the overall allocation. Two holdings were among the top performers for the quarter: American Express and United Technologies.

Rank	Description	Industry	Percent of Net Assets
1	Raytheon Co.	Aerospace & Defense	3.4%
2	AT&T, Inc.	Diversified Telecommunication Services	3.1%
3	Verizon Communications, Inc.	Diversified Telecommunication Services	2.8%
4	Noble Corp.	Energy Equipment & Services	2.7%
5	American Express Co.	Consumer Finance	2.6%
6	American Electric Power Co., Inc.	Electric Utilities	2.5%
7	United Technologies Corp.	Aerospace & Defense	2.5%
8	Chubb Corp.	Insurance	2.3%
9	Wells Fargo & Co.	Commercial Banks	2.3%
10	Home Depot, Inc.	Specialty Retail	2.3%

Total			26.5%

www.bridgeway.com	87

Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2009

Two previously out-of-favor sectors, financials and industrials, maintained the largest sector representations during the calendar year and both contributed nicely to the performance of the Fund.

	% of Net Assets	% of Russell 1000 Value Index	Difference
Consumer Discretionary	13.6%	9.9%	3.7%
Consumer Staples	5.4%	5.5%	-0.1%
Energy	10.8%	18.6%	-7.8%
Financials	23.2%	24.1%	-0.9%
Health Care	9.3%	9.1%	0.2%
Industrials	13.8%	10.7%	3.1%
Information Technology	8.2%	5.2%	3.0%
Materials	2.4%	4.1%	-1.7%
Telecommunication Services	8.6%	5.7%	2.9%
Utilities	4.6%	7.1%	-2.5%
Cash	0.1%	0.0%	0.1%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

Your Investment Management Team

88	Semi-Annual Report | December 31, 2009 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	89

Large-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.87%
Aerospace & Defense - 8.14%
	L-3 Communications Holdings, Inc.	4,300	$373,885
	Northrop Grumman Corp.	6,100	340,685
	Raytheon Co.+	20,000	1,030,400
	United Technologies Corp.	10,800	749,628

			2,494,598

Airlines - 1.40%
	Southwest Airlines Co.	37,500	428,625

Auto Components - 1.95%
	TRW Automotive Holdings Corp.*	25,000	597,000

Automobiles - 1.94%
	Ford Motor Co.*	59,400	594,000

Beverages - 1.86%
	Coca-Cola Enterprises, Inc.	26,900	570,280

Capital Markets - 5.25%
	BlackRock, Inc.+	1,800	417,960
	Franklin Resources, Inc.+	2,900	305,515
	Goldman Sachs Group, Inc.	3,100	523,404
	State Street Corp.	8,300	361,382

			1,608,261

Chemicals - 2.43%
	E.I. du Pont de Nemours & Co.	12,600	424,242
	The Lubrizol Corp.	4,400	320,980

			745,222

Commercial Banks - 2.26%
	Wells Fargo & Co.	25,700	693,643

Commercial Services & Supplies - 1.50%
	RR Donnelley & Sons Co.	20,700	460,989

Computers & Peripherals - 4.03%
	Hewlett-Packard Co.	12,000	618,120
	Western Digital Corp.*+	14,000	618,100

			1,236,220

Consumer Finance - 2.56%
	American Express Co.+	19,400	786,088

Diversified Telecommunication Services - 6.94%
	AT&T, Inc.	33,449	937,575
	CenturyTel, Inc.+	9,300	336,753
	Verizon Communications, Inc.	25,730	852,435

			2,126,763

Industry	Company	Shares	Value

Electric Utilities - 3.55%
	American Electric Power Co., Inc.	21,900	$761,901
	Southern Co.	9,750	324,870

			1,086,771

Electronic Equipment & Instruments - 1.05%
	Tech Data Corp.*	6,900	321,954

Energy Equipment & Services - 3.94%
	National Oilwell Varco, Inc.*+	8,500	374,765
	Noble Corp.+	20,500	834,350

			1,209,115

Food & Staples Retailing - 1.21%
	CVS Caremark Corp.	11,480	369,771

Food Products - 1.13%
	ConAgra Foods, Inc.	15,000	345,750

Health Care Providers & Services - 3.80%
	AmerisourceBergen Corp.	15,800	411,906
	CIGNA Corp.	4,900	172,823
	McKesson Corp.+	9,300	581,250

			1,165,979

Independent Power Producers & Energy Traders - 1.02%
	AES Corp.*	23,500	312,785

Insurance - 8.46%
	Aflac, Inc.	10,700	494,875
	Berkshire Hathaway, Inc., Class B*+	190	624,340
	Chubb Corp.	14,300	703,274
	Loews Corp.+	10,800	392,580
	Prudential Financial, Inc.	7,600	378,176

			2,593,245

Internet Software & Services - 1.10%
	AOL, Inc.*+	1,906	44,372
	eBay, Inc.*	12,400	291,896

			336,268

IT Services - 1.03%
	Computer Sciences Corp.*	5,500	316,415

Media - 4.87%
	News Corp., Class A	26,000	355,940
	Time Warner Cable, Inc.*+	5,262	217,794
	Time Warner, Inc.	20,966	610,949
	Washington Post Co., Class B	700	307,720

			1,492,403

90	Semi-Annual Report | December 31, 2009 (Unaudited)

Large-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels - 6.84%
	Chesapeake Energy Corp.+	22,000	$569,360
	Chevron Corp.	8,414	647,794
	ConocoPhillips	9,100	464,737
	Exxon Mobil Corp.	6,100	415,959

			2,097,850

Personal Products - 1.22%
	Mead Johnson Nutrition Co., Class A	8,540	373,198

Pharmaceuticals - 5.50%
	Bristol-Myers Squibb Co.+	11,572	292,193
	Merck & Co., Inc.	10,100	369,054
	Pfizer, Inc.	37,800	687,582
	Watson Pharmaceuticals, Inc.*	8,500	336,685

			1,685,514

Real Estate Investment Trusts (REITs) - 3.21%
	AvalonBay Communities, Inc.+	3,900	320,229
	HCP, Inc.+	10,165	310,439
	Ventas, Inc.+	8,100	354,294

			984,962

Road & Rail - 2.78%
	CSX Corp.	8,600	417,014
	Union Pacific Corp.+	6,800	434,520

			851,534

Software - 1.02%
	CA, Inc.	13,900	312,194

Specialty Retail - 3.56%
	Home Depot, Inc.	23,900	691,427
	The Gap, Inc.	19,100	400,145

			1,091,572

Textiles, Apparel & Luxury Goods - 1.21%
	Polo Ralph Lauren Corp.+	4,600	372,508

Thrifts & Mortgage Finance - 1.47%
	New York Community Bancorp, Inc.+	31,000	449,810

Industry	Company	Shares	Value

Wireless Telecommunication Services - 1.64%
	Telephone & Data Systems, Inc.+	14,800	$502,016

TOTAL COMMON STOCKS - 99.87%			30,613,303

(Cost $24,394,500)

TOTAL INVESTMENTS - 99.87%			$30,613,303
(Cost $24,394,500)
Other Assets in Excess of Liabilities - 0.13%			38,532

NET ASSETS - 100.00%			$30,651,835

+	This security or a portion of the security is out on loan at December 31, 2009. Total loaned securities had a market value of $8,248,919 at December 31, 2009.
*	Non-Income Producing Security.

See Notes to Financial Statements.

www.bridgeway.com	91

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2009

Dear Fellow Blue Chip 35 Index Fund Shareholder,

Emerging from the worst bear market since the 1930’s, our Fund had its third positive quarterly return in a row in the December quarter. Our Fund was up 6.78%, leading our primary market benchmark by 0.74%, just enough to “put us over the top” versus the S&P 500 Index for the full calendar year. We also outperformed our peer benchmark, the Lipper Large-Cap Core Funds Index (up 5.52%), and lagged our proprietary index of ultra-large companies (up 6.80%) by less than the amount of our expense ratio. This is an excellent result across the board and I am very pleased.

For the six-month “semi-annual” period ending December 31, 2009, our Fund (up 21.69%) lagged the S&P 500 Index (up 22.59%), but edged out the Lipper Large-Cap Core Funds Index (up 21.64%). This is actually a strong result, as small-cap stocks significantly outperformed large-cap stocks during the six-month period, creating a roughly two percentage point “headwind” for our Fund. We made up some of the difference with our “roughly equal weighting” index structure and our somewhat heavier Index weighting on strong performing information technology stocks relative to our primary market benchmark.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the Securities and Exchange Commission. See the next page for a graph of performance from inception.

	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	10 Year 1/1/00 to 12/31/09	Life-to-Date 7/31/97 to 12/31/09

Blue Chip 35 Index Fund	6.78%	21.69%	26.61%	0.68%	-1.23%	3.87%
S&P 500 Index	6.04%	22.59%	26.47%	0.42%	-0.95%	3.03%
Bridgeway Ultra-Large 35 Index	6.80%	21.89%	27.84%	0.86%	-0.92%	4.03%
Lipper Large-Cap Core Funds Index	5.52%	21.64%	28.15%	0.61%	-1.20%	2.54%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. Total return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2009, Blue-Chip 35 Index Fund ranked 465th of 906 large-cap core funds for the twelve months ending December 31, 2009, 303th of 653 over the last five years, 241th of 374 over the last ten years, and 58th of 251 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

92	Semi-Annual Report | December 31, 2009 (Unaudited)

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Performance of a $10,000 Investment from Inception (July 31, 1997) to December 31, 2009

Explanation of Quarterly Performance

Unlike the previous few quarters, differences in company size did not make a big difference in returns between our Fund and our primary market benchmark, the S&P 500 Index. Our recent overweighting in information technology related stocks, which was a result of tracking the Index, and the better returns of our stocks in this category, especially Visa and Google, helped us get the edge.

Calendar Year Performance

The Short Version:  Three of our top five and seven of our top ten stocks were related to information technology.

Not surprisingly, some of the stocks that hurt the most in the downturn of 2008 were the ones that bounced back the most in 2009—and vice versa. For example, our best performing stock in 2009 (Google) ranked 35th in 2008. Among stocks in our Fund for both full years, our best performer in 2008 (Wal-Mart) finished 36th on the list below.

Total Return for Blue Chip 35 Index Fund Stocks for the Calendar Year Ended December 31, 2009

Rank	Company	Industry	% Change
1	Google, Inc.	Internet Software & Services	78.7%
2	Apple, Inc.	Computers & Peripherals	76.4%
3	Visa, Inc.	IT Services	60.2%
4	3M Co.	Industrial Conglomerates	**54.3%
5	Goldman Sachs Group, Inc.	Capital Markets	**50.3%
6	Microsoft Corp.	Software	46.0%
7	International Business Machines Corp.	Computers & Peripherals	42.2%
8	Schlumberger, Ltd.	Energy Equipment & Services	**38.3%
9	Hewlett-Packard Co.	Computers & Peripherals	37.6%
10	Intel Corp.	Semiconductors & Semiconductor	37.1%
11	Oracle Corp.	Software	36.5%
12	Occidental Petroleum Corp.	Oil, Gas & Consumable Fuels	35.2%
13	Cisco Systems, Inc.	Communications Equipment	32.9%
14	United Technologies Corp.	Aerospace & Defense	29.8%
15	JPMorgan Chase & Co.	Diversified Financial Services	26.5%
16	Bank of America Corp.	Diversified Financial Services	25.8%
17	Merck & Co., Inc.	Pharmaceuticals	23.7%
18	Coca-Cola Co.	Beverages	19.8%
19	Monsanto Co.	Chemicals	13.2%

www.bridgeway.com	93

Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Rank	Company	Industry	% Change
20	PepsiCo, Inc.	Beverages	12.5%
21	McDonald’s Corp.	Hotels Restaurants & Leisure	**12.2%
22	Genentech, Inc.	Biotechnology	*11.8%
23	CVS Caremark Corp.	Food & Staples Retailing	9.1%
24	Johnson & Johnson	Pharmaceuticals	8.8%
25	United Parcel Service, Inc.	Air Freight & Logistics	8.2%
26	Pfizer, Inc.	Pharmaceuticals	8.0%
27	Wells Fargo & Co.	Commercial Banks	7.2%
28	Chevron Corp.	Oil, Gas & Consumable Fuels	6.2%
29	General Electric Co.	Industrial Conglomerates	5.1%
30	ConocoPhillips	Oil, Gas & Consumable Fuels	4.4%
31	Berkshire Hathaway, Inc.	Insurance	4.0%
32	Procter & Gamble Co./The	Household Products	3.8%
33	Abbott Laboratories	Pharmaceuticals	3.3%
34	AT&T, Inc.	Diversified Telecommunication	1.4%
35	Verizon Communications, Inc.	Diversified Telecommunication	1.2%
36	Wal-Mart Stores, Inc.	Food & Staples Retailing	0.9%
37	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	-10.3%
38	Halliburton Co.	Energy Equipment & Services	*-15.5%
39	Citigroup, Inc.	Diversified Financial Services	*-62.0%

*	These stocks were included in our Fund only for the period up until March.
**	These stocks were included in our Fund only for the period from April and thereafter.

After struggling through the economic and business challenges of 2008, Google became one of the bounce-back stories of the past year for a variety of reasons. While some analysts proclaimed the end of its search engine dominance with the emergence of Microsoft’s Bing in mid-2009, Google enhanced its technological capabilities and still maintained a sizable market share of over 65% with rivals Yahoo and Microsoft trailing far behind per comScore Inc. Its Android operating system made nice headway as the system of choice on various smart-phone platforms, and Google recently announced plans to introduce its own Nexus One phone early in 2010. The company grew through acquisitions during 2009, though its attempt to enhance its mobile advertising presence through the purchase of AdMob was met with scrutiny by consumer groups and ultimately, the FTC. Rumors of a Twitter acquisition never materialized, though the companies have worked closely together on enhanced real-time search capabilities and some analysts still predict a merger in the future.

Its results of operations have been stellar throughout the year and, in the most recent quarter, Google posted better-than-expected gains in both income and revenue. As the economy continued to rebound, businesses have been increasing their advertising budgets and, more often then not, the Internet has become the new media of choice over the declining old traditional outlets like newspapers and radio. In late December, Google’s stock price soared above $600 for the first time in two years and many analysts continue to maintain favorable views about the future of the company. Google returned over 75% during the calendar year and narrowly beat Apple as the Fund’s best performing position.

Size definitely also played a big role in 2009 performance. All of our Blue Chip 35 stocks are in the largest category of stocks (“CRSP 1”) in the table below, and this category lagged all others by a wide margin. However, 22% of the S&P 500 Index stocks hail from deciles #2 through #6, and these stocks had a huge performance advantage in 2009; this “cost” our Fund about four percentage points for the year relative to the S&P 500 Index. We made up the difference with a) our roughly equal weighting strategy, which worked great in the “bounceback” environment of 2009, as well as b) an overweighting of information technology stocks. True to the design of our Fund, we seek to outperform small-cap dominated years about half of the time—in spite of our extreme ultra-large company focus. We were able to “squeak by” in 2009. Our record versus the S&P 500 Index in small company dominated years since inception is now “5 to 4,” with the Bridgeway investors leading.

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Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

CRSP Decile1	Dec. Qtr. 10/1/09 to 12/31/09	Six-Months 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Years 1/1/05 to 12/31/09	10 Years 1/1/00 to 12/31/09	84 Years 1/1/1926 to 12/31/09
1 (ultra-large)	6.02%	20.56%	22.56%	0.44%	-2.34%	9.06%
2	5.87%	24.92%	38.25%	2.23%	3.17%	10.35%
3	6.20%	28.32%	38.15%	1.95%	2.80%	10.72%
4	6.24%	27.08%	44.79%	3.34%	4.05%	10.72%
5	5.93%	28.42%	44.71%	5.12%	4.67%	11.25%
6	4.96%	26.84%	42.04%	1.08%	3.94%	11.20%
7	5.37%	27.72%	43.40%	3.05%	4.90%	11.18%
8	3.12%	26.13%	47.73%	2.70%	6.35%	11.40%
9	0.97%	24.62%	49.57%	1.07%	6.51%	11.48%
10 (ultra-small)	0.45%	28.59%	81.12%	1.66%	10.74%	13.10%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Risk Report Card

The Short Version:  Not surprisingly, our Fund, comprised of some of the largest “blue chip” companies of the strongest world economy, reflects some very attractive (conservative) historical risk characteristics.

One among a number of reasons to own this unique index fund is perceived safety of owning very large U.S. companies. Combined with our “roughly equal weighting” index structure, which historically has further contributed to less volatility, this should be a relatively less risky fund among pure stock funds. With a twelve+ year track record now in place, have we achieved a low risk record?

In previous letters we’ve looked at different measures of risk: market risk (beta), volatility (standard deviation of returns), downside risk, bear market risk, among others. A Bridgeway investment team member recently looked at the worst quarters of market returns to see how this Fund did. The results were more dramatic than I might have expected. Including 1999 through 2006, the longest running period of small company dominance of the last eight and a half decades—not the environment within which we would expect our Fund to shine—the results are truly impressive. Since inception of our Fund in 1997, there have been six quarters where the S&P 500 Index has declined by double digits. In all six of these quarters, our Fund has provided some “cushion” by declining less. On average, the magnitude of the cushion was 1.9%. Of the eleven quarters that the S&P 500 Index has declined by at least 5%, we have declined less in ten of those quarters. The specific statistics appear below. We think the “one-two-three” punch of stable, ultra-large companies plus a lower risk weighting strategy plus a very lean expense ratio makes this Fund a strong candidate for an investor looking for a lower risk pure stock strategy. While past history does not guarantee future results, throw in a perfect track record of no capital gains distributions, an advantage for taxable shareholders, and our record is truly remarkable.

Quarterly Total Return	Blue Chip 35 Index Fund	S&P 500 Index	Difference	Cushioned the decline?
12/31/2008	-19.0%	-21.9%	2.9%	yes
9/30/2002	-15.3%	-17.3%	2.0%	yes
9/30/2001	-12.4%	-14.7%	2.3%	yes
6/30/2002	-12.3%	-13.4%	1.1%	yes
3/30/2001	-9.3%	-11.9%	2.6%	yes
3/31/2009	-10.1%	-11.0%	0.9%	yes
9/30/1998	-9.0%	-9.9%	0.9%	yes
3/31/2008	-8.3%	-9.4%	1.1%	yes
9/30/2008	-3.6%	-8.4%	4.8%	yes
12/29/2000	-10.0%	-7.8%	-2.2%	no
9/30/1999	-4.6%	-6.2%	1.6%	yes

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Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Post Script

One of the principles of investing that we believe generally holds true at Bridgeway is that, with respect to asset classes and “niches” or “corners” of the market, less return should accompany less risk. However, we are continually looking for exceptions to this rule. Specifically, we perform research in a continual look to identify opportunities to capture any “risk adjusted return” left on the investing table.

With respect to Blue Chip 35 Index Fund, one would expect that the lower risk of our Fund from inception through 2009 as demonstrated in the previous section would be accompanied with lower returns. Not so. Even in this small company dominated period, we have beaten our primary market benchmark by 0.84%/year. Doesn’t sound like much? $10,000 invested in our Fund on inception in 1997 is now worth $16,027. The same amount “invested” in the S&P 500 Index is worth $14,481. The difference is definitely not chump change.

Industry Sector Representation as of December 31, 2009

Consumer discretionary stocks, e.g. airlines, retailers, and some services, are significantly absent from the largest domestic companies and this accounts for our underweighting versus our primary market benchmark in the table below. Even though we significantly trimmed our technology holdings in the June 2007 index recomposition, we remain overweighted. This is partially a function of equal weighting in a recessionary environment that hit these stocks disproportionately. This strategy requires us to add more to stocks that go down the most, and trim the ones that have gone up the most.

	% of Fund	% S&P 500	Difference
Consumer Discretionary	2.7%	9.6%	-6.9%
Consumer Staples	13.2%	11.4%	1.8%
Energy	14%	11.4%	2.6%
Financials	13.8%	14.4%	-0.6%
Health Care	11%	12.6%	-1.6%
Industrials	11.2%	10.2%	1.0%
Information Technology	26.5%	19.9%	6.6%
Materials	2.6%	3.6%	-1.0%
Telecommunication Services	5.3%	3.2%	2.1%
Utilities	0%	3.7%	-3.7%
Cash	-0.3%	0%	-0.3%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

Your Investment Management Team

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Blue Chip 35 Index Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 100.25%
Aerospace & Defense - 2.63%
	United Technologies Corp.	83,480	$5,794,347

Air Freight & Logistics - 2.58%
	United Parcel Service, Inc., Class B	99,063	5,683,244

Beverages - 5.24%
	Coca-Cola Co.	100,757	5,743,149
	PepsiCo, Inc.	95,450	5,803,360

			11,546,509

Capital Markets - 3.22%
	Goldman Sachs Group, Inc.	42,000	7,091,280

Chemicals - 2.63%
	Monsanto Co.	70,850	5,791,987

Commercial Banks - 2.66%
	Wells Fargo & Co.	216,959	5,855,723

Communications Equipment - 2.62%
	Cisco Systems, Inc.*	241,308	5,776,913

Computers & Peripherals - 9.27%
	Apple, Inc.*	35,200	7,422,272
	Hewlett-Packard Co.	133,300	6,866,283
	International Business Machines Corp.	46,842	6,131,618

			20,420,173

Diversified Financial Services - 5.36%
	Bank of America Corp.	382,308	5,757,558
	JPMorgan Chase & Co.	145,095	6,046,109

			11,803,667

Diversified Telecommunication Services - 5.30%
	AT&T, Inc.	207,025	5,802,911
	Verizon Communications, Inc.	177,689	5,886,836

			11,689,747

Energy Equipment & Services - 3.26%
	Schlumberger, Ltd.	110,500	7,192,445

Food & Staples Retailing - 5.32%
	CVS Caremark Corp.	177,300	5,710,833
	Wal-Mart Stores, Inc.	112,419	6,008,796

			11,719,629

Hotels, Restaurants & Leisure - 2.74%
	McDonald’s Corp.	96,600	6,031,704

Industry	Company	Shares	Value

Household Products - 2.63%
	Procter & Gamble Co.	95,626	$5,797,804

Industrial Conglomerates - 5.94%
	3M Co.	89,300	7,382,431
	General Electric Co.	378,043	5,719,791

			13,102,222

Insurance - 2.59%
	Berkshire Hathaway, Inc., Class B*	1,738	5,711,068

Internet Software & Services - 3.14%
	Google, Inc., Class A*	11,170	6,925,177

IT Services - 3.15%
	Visa, Inc., Class A	79,500	6,953,070

Oil, Gas & Consumable Fuels - 10.72%
	Chevron Corp.	77,295	5,950,942
	ConocoPhillips	115,315	5,889,137
	Exxon Mobil Corp.	86,387	5,890,730
	Occidental Petroleum Corp.	72,400	5,889,740

			23,620,549

Pharmaceuticals - 10.95%
	Abbott Laboratories	110,800	5,982,092
	Johnson & Johnson	94,052	6,057,889
	Merck & Co., Inc.	165,835	6,059,611
	Pfizer, Inc.	331,144	6,023,510

			24,123,102

Semiconductors & Semiconductor Equipment - 2.66%
	Intel Corp.	287,543	5,865,877

Software - 5.64%
	Microsoft Corp.	200,545	6,114,617
	Oracle Corp.	256,913	6,304,645

			12,419,262

TOTAL COMMON STOCKS - 100.25%			220,915,499

(Cost $191,175,713)

TOTAL INVESTMENTS - 100.25%			$220,915,499
(Cost $191,175,713)
Liabilities in Excess of Other Assets - (0.25)%			(549,559)

NET ASSETS - 100.00%			$220,365,940

*	Non-Income Producing Security.

Ltd - Limited

See Notes to Financial Statements.

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Balanced Fund

MANAGER’S COMMENTARY

(Unaudited)

December 31, 2009

Dear Fellow Balanced Fund Shareholder:

Emerging from the worst bear market since the 1930’s our Fund had its third positive quarterly return in a row in the December quarter. Our Fund was up 3.57%, beating the Balanced Benchmark, up 2.42% and the fixed income-only Bloomberg/EFFAS US Government 1-3 Year Total Return Bond Index (BBI), up 0.01%. Our Fund trailed the Lipper Balanced Funds Index, up 3.65% and the S&P 500 Index, up 6.04%. It was a good quarter.

For the six-month “semi-annual” period ending December 31, 2009, our Fund was up 7.54%, beating the Balanced Benchmark, up 7.30% and dramatically outperforming the BBI, up 0.82%. Our Fund trailed the Lipper Balanced Funds Index, up 16.42% and the S&P 500 Index, up 22.59%. It was a good 6 months on an absolute basis but unlike the 4th quarter we trailed the S&P 500 Index by too wide a margin. Our performance versus our primary market Index (BBI) was due to an environment of very low interest rates which kept the BBI returns to less than one percent.

For the one year period ending December 31, 2009 our Fund was up 12.39%, beating the Balanced Benchmark, up 11.05% and the BBI, up 0.77%. Our Fund trailed the Lipper Balanced Funds Index, up 23.35% and the S&P 500 Index, up 26.47%. Generally speaking the longer the period of time the more significance I place on the numbers. It is encouraging to see that we are back on track after calendar year 2008 and that our returns since inception are where they are (see below). As I have mentioned in past letters, one way to judge our success is to compare the “capture ratio” to the risk assumed. How much of the S&P 500 Index return did we capture relative to the risk? If you divide our return of 12.39% by the S&P 500 return of 26.47% you see that we captured 46.81% of the S&P 500 Index. This number is good but you can’t stop there. You must also see how much risk we actually took because our investment objective is to provide a high current return with short-term risk less than or equal to 40% of the stock market. One measure of market risk is “Beta.” A fund beta of .40 means that when the stock market declines, for example 10%, one would expect and average corresponding decrease of 4% in the fund. Our beta was .41 for the year, so when viewed in conjunction with our capture ratio of .47 for the year I am very happy with our one year performance! Better yet, since inception our average annual total return is 3.29% versus 0.82% for the S&P 500 Index. We have beaten the S&P 500 Index by 2.47% and still kept our risk or beta at 0.41 for the life of the fund. We are achieving our goals.

Our Fund invests in equities, fixed-income, options and derivatives. Our strategy is designed to produce a lower level of volatility versus the overall stock market, more in line with the level of risk more commonly associated with bond funds. We may look poor relative to the stock market during sharply rising markets and conversely look good relative to a sharply declining market. In essence, we are “managing” volatility to provide a Fund with more stable returns over a wide range of fixed-income and equity market environments.

The table below presents our December quarter, six-month, one-year, five-year and life-to-date financial results according to the formula required by the Securities and Exchange Commission. A graph of quarterly performance since inception appears on the following page.

	Dec. Qtr. 10/1/09 to 12/31/09	6 Month 7/1/09 to 12/31/09	1 Year 1/1/09 to 12/31/09	5 Year 1/1/05 to 12/31/09	Life-to-Date 6/30/01 to 12/31/09

Balanced Fund	3.57%	7.54%	12.39%	1.95%	3.29%
Balanced Benchmark	2.42%	7.30%	11.05%	2.65%	2.75%
S&P 500 Index	6.04%	22.59%	26.47%	0.42%	0.82%
Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index	0.01%	0.82%	0.77%	4.04%	3.90%
Lipper Balanced Funds Index	3.65%	16.42%	23.35%	2.63%	3.21%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The return figures in the table above and the graph below include the reinvestment of dividends and capital gains. The table above and graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market).

According to data from Lipper, Inc. as of December 31, 2009, the Balanced Fund ranked 482nd of 506 Mixed-Asset Moderate funds for the calendar year ended December 31, 2009, 186th of 311 for the past five years and 69th of 171 funds since inception on June 30, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of December 31, 2009, the Balanced Fund ranked 577rd of 628 Conservative Allocation funds for the calendar year ended December 31, 2009 and 259th out of 343 funds for five years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Performance of a $10,000 Investment from Inception (June 30, 2001) to December 31, 2009

Detailed Explanation of Quarterly Performance

The Short Version:  Information Technology stocks were well represented in both the best and worst performing stocks for the December quarter.

Information technology (four) and consumer discretionary (three) companies highlighted the best Fund performers for the December quarter as consumers and businesses took the early signs of an economic recovery to heart and initiated some much-needed shopping excursions (often from the comfort of their computers); in particular, they bought software, hardware, and other related technology products. After holding off of any and all major purchases during the most dire recessionary times, they seemed eager to resume normal (or close to normal) activity and the holiday season came off better than many analysts’ had expected.

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Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

On the other hand, investors also have come to realize that this unusual market can return some winners and losers from within the same sector over the same timeframe. While IT produced four of our top performers, three of our worst holdings came from that sector as well. Overall, seven sectors were represented within the “worst-of” list for the quarter, so no particular industry was immune from some poor performers during the quarter. These are the ten best-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Amazon.com, Inc.	Internet & Catalog Retail	44.1%
2	McGraw-Hill Cos., Inc.	Media	34.9%
3	NetApp, Inc.	Computers & Peripherals	28.8%
4	Sears Holdings Corp.	Multiline Retail	27.8%
5	Corning, Inc.	Electronic Equip., Instruments	26.1%
6	Google, Inc.	Internet Software & Services	25.0%
7	NVIDIA Corp.	Semiconductors & Semiconductor	24.3%
8	United States Steel Corp.	Metals & Mining	24.2%
9	Alcoa, Inc.	Metals & Mining	22.9%
10	UnitedHealth Group, Inc.	Health Care Providers & Services	21.7%

Many analysts see technology as one of the driving forces of any economic rebound as consumers and businesses open their checkbooks once again and upgrade to the latest and greatest products and services. Data storage and management company NetApp has been reaping the benefits of the technology resurgence. In November, management reported a stellar quarter as earnings per share doubled from last year’s level. The company credits some of the enhanced activity on a distribution partnership with IBM, a relationship it expects to continue to generate rewards in the quarters to come. Additionally, NetApp has forged other similar partnerships as company IT budgets continue to increase and data storage remains high on many of their priority lists. NetApp was one of four IT companies on the Fund’s “best-of” list for the December quarter. These are the ten worst-performing stocks for the quarter ended December 31, 2009:

Rank	Description	Industry	% Loss
1	Pitney Bowes, Inc.	Commercial Services & Supplies	-54.2%
2	Paychex, Inc.	IT Services	-52.1%
3	Genzyme Corp.	Biotechnology	-52.0%
4	Dominion Resources, Inc.	Multi-Utilities	-47.4%
5	Safeway, Inc.	Food & Staples Retailing	-41.7%
6	Lexmark International, Inc.	Computers & Peripherals	-39.7%
7	Sherwin-Williams Co.	Specialty Retail	-38.5%
8	Emerson Electric Co.	Electrical Equipment	-38.5%
9	Ciena Corp.	Communications Equipment	-33.4%
10	Marshall & Ilsley Corp.	Commercial Banks	-32.5%

Email, text messages, and social networking sites are commanding more of today’s communications efforts of both individuals and businesses. With the evolution of the Internet, the daily volume of traditional mail has been condensed and the recession further prompted many companies to change their business models to cut direct mail expenses. Pitney Bowes has long been the name best associated with corporate mail solutions and its operations have continued to struggle in the new communications environment. In the latest quarter, the company reported a decline in global revenues and S&P recently lowered its ratings outlook to “negative” because of the company’s high debt position. In November, Pitney Bowes was notified of a class action lawsuit filed on behalf of shareholders that claims directors issued misleading statements about its financial condition. The company was the Fund’s worst performer over the past three months and was one of three holdings to decline over 50% during the December quarter.

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Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Calendar Year Performance

The Short Version:  The best and worst performers were well diversified among sectors and industries.

Like quarter…like year.  IT and consumer discretionary companies dominated the annual “best of” list as well and a combined seven related companies were among our Fund’s top holdings. Additionally, given the backdrop of the prior year’s significant market downturn, many of the best performers of the year enjoyed some serious bounce-back returns and, all told, nine Fund holdings doubled in value during the past 12-months ended December 31, 2009.

These are the ten best-performing stocks for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Gain
1	Amazon.com, Inc.	Internet & Catalog Retail	162.3%
2	Nvidia Corp.	Semiconductors & Semiconductor	131.5%
3	International Paper Co.	Paper & Forest Products	126.9%
4	Sears Holdings Corp.	Multiline Retail	114.7%
5	NetApp, Inc.	Computers & Peripherals	111.0%
6	Teradata, Corp.	Computers & Peripherals	110.6%
7	Corning, Inc.	Electronic Equipment, Instruments	102.6%
8	Sprint Nextel Corp.	Wireless Telecommunication Services	101.9%
9	Big Lots, Inc.	Multiline Retail	100.0%
10	Peabody Energy Corp.	Oil, Gas & Consumable Fuels	99.0%

During the holiday season 2008 (in the midst of the worst recession since the Great Depression), Internet retailer Amazon.com experienced its best shopping period ever. For many analysts, the results proved that consumers had changed their shopping habits forever and Internet purchases had become the “wave of the present.” Well, the trend continued throughout 2009 as more and more folks began making many of their purchases online and seemed more than satisfied with the ease, execution, pricing, and on-time delivery. As proof that Amazon’s business model really works, many third-party merchants actually direct their customers to the company’s website. In October, the company reported another better-than-expected quarter and its stock surged to an all-time high as analysts continued to increase their price targets. The Kindle reader has proven to be a highly successful seller and Amazon seems well-prepared for the onslaught of competitors from the likes of Barnes & Noble, Sony, and now Apple. Over the recent holiday season, most believe Amazon more than held its own against the price wars and excessive discounting from Wal-Mart and others. Amazon.com was the Fund’s best performer during both the calendar year and the December quarter.

Unfortunately, the rebound did not positively impact all stocks, and companies from each sector struggled from such ongoing issues as lackluster activity, inefficient operations, and the tight credit market. While certain financials reaped benefits from the government bailout and stimulus packages, others suffered with bad assets on their books and from the depressed lending environment. Seven sectors were represented on the list of worst performers and three banks comprised the group.

These are the ten worst-performing stocks for the calendar year ended December 31, 2009:

Rank	Description	Industry	% Loss
1	Marshall & Ilsley Corp.	Commercial Banks	-60.0%
2	Genzyme Corp.	Biotechnology	-59.0%
3	Bank of America Corp.	Diversified Financial Services	-55.6%
4	Pitney Bowes, Inc.	Commercial Services & Supplies	-55.3%
5	Lexmark International, Inc.	Computers & Peripherals	-51.7%
6	Safeway, Inc.	Food & Staples Retailing	-51.6%
7	Office Depot, Inc.	Specialty Retail	-51.2%
8	Citigroup, Inc.	Diversified Financial Services	-50.7%
9	Paychex, Inc.	IT Services	-50.0%
10	Dominion Resources, Inc.	Multi-Utilities	-49.4%

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Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Biotech companies live and die with each phase of each drug trial; positive or negative results can make or break a quarter, a year, or even a company’s overall future. Genzyme started the calendar year 2009 on a strong note with a better-than-expected earnings report. Shortly thereafter, the bottom fell out and the rest of the year seemed to be one major challenge after another. During the first quarter, the FDA denied its application for a larger scale distribution of a pompe disorder drug. The agency also warned Genzyme about problems in its Allston Landing manufacturing plant, and the FDA said it would not be able to grant other approvals until these contamination issues were resolved. In June, the company closed down the plant to clean the facilities, thus, impacting production of other drugs. To add more insult to injury, in November Genzyme received more disappointments in the form of poor findings in a mid-range trial of a kidney disease drug, and management chose to cease its development. When the dust had cleared for 2009, Genzyme was among the Fund’s poorest performers and was one of nine holdings to lose over 50% for the calendar year.

Background on Fixed Income Securities Strategy

It has always been our mandate to take minimal interest rate and duration risk. When this fund was designed all of the data from our research clearly showed that it would not be in line with our investment objective to take on more significant risk in the fixed income markets. I believe our fixed income performed in line with expectations over the semi-annual period. Our average duration remains short and all of the holdings are U.S. Government Bills or Notes with the exception of one corporate note—Leucadia National, 7.75% due 8/15/2013.

Top Ten Equity Holdings as of December 31, 2009

The Fund remained well-diversified as no one position accounted for more than 1.5% of the net assets and nine diverse industries were represented in the top equity holdings list at calendar year-end. Combined, the top 10 positions accounted for less than 10% of the overall allocation. Only one top holding (Amazon.com) was among the best performers for the quarter.

Rank	Description	Industry	% of Net Assets
1	Archer-Daniels-Midland Co.	Food Products	1.4%
2	Apple, Inc.	Computers & Peripherals	1.1%
3	Chevron Corp.	Oil, Gas & Consumable Fuels	1.1%
4	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.9%
5	Amazon.com, Inc.	Internet & Catalog Retail	0.9%
6	AT&T, Inc.	Diversified Telecommunication Services	0.9%
7	Berkshire Hathaway, Inc.	Insurance	0.8%
8	Wal-Mart Stores, Inc.	Food & Staples Retailing	0.7%
9	Monsanto Co.	Chemicals	0.7%
10	JPMorgan Chase & Co.	Diversified Financial Services	0.6%

			9.1%

Industry Sector Representation as of December 31, 2009

As of December 31, 2009, equities comprised just less than 50% of the Fund’s overall allocation. Information technology represented the largest equity allocation, a sector that benefited as consumers and businesses began upgrading their systems in the beginning stages of the economic recovery. No one sector accounted for greater than 10% of the net assets and the Fund’s exposure to previously down sectors like financials, energy, and consumer-related industries provided the potential for “bounce-back” years from related companies (though with mixed results).

As discussed earlier, the fixed income portfolio primarily held positions in short-duration U.S. Treasuries with limited exposure to the potentially higher yielding corporate markets. Finally, we utilized the options markets to generate additional income by selling puts and calls.

104	Semi-Annual Report | December 31, 2009 (Unaudited)

Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Common Stock	47.6%
Consumer Discretionary	4.8%
Consumer Staples	6.2%
Energy	5.3%
Financials	6.8%
Health Care	5.8%
Industrials	4.6%
Information Technology	9.6%
Materials	1.3%
Telecommunication Services	1.6%
Utilities	1.6%
U.S. Government Obligations	47.4%
Corporate Notes	4.2%
Call Options Written	-0.4%
Put Options Written	-0.8%
Money Market Funds	0.9%
Other Assets in Excess of Liabilities	1.1%

Total	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2009, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies, and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

In closing, we would like to thank you for your continued investment in the Balanced Fund. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

Your Investment Management Team

www.bridgeway.com	105

Balanced Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 47.63%
Aerospace & Defense - 1.15%
	General Dynamics Corp.	1,400	$95,438
	Honeywell International, Inc.#+	2,900	113,680
	Lockheed Martin Corp.#	2,470	186,115
	Northrop Grumman Corp.	1,600	89,360
	United Technologies Corp.	940	65,245

			549,838

Air Freight & Logistics - 0.21%
	FedEx Corp.	1,200	100,140

Airlines - 0.14%
	AirTran Holdings, Inc.*#	12,500	65,250

Beverages - 1.15%
	Brown-Forman Corp., Class B+	2,950	158,031
	Coca-Cola Co.#+	3,500	199,500
	Pepsi Bottling Group, Inc.	2,700	101,250
	PepsiCo, Inc.#	1,500	91,200

			549,981

Biotechnology - 0.69%
	Genzyme Corp.*#	1,000	49,010
	Gilead Sciences, Inc.*#	6,500	281,320

			330,330

Capital Markets - 1.60%
	Ameriprise Financial, Inc.#	2,080	80,746
	Bank of New York Mellon Corp.#	3,332	93,196
	Charles Schwab Corp.#	5,100	95,982
	Franklin Resources, Inc.+	300	31,605
	Goldman Sachs Group, Inc.+	700	118,188
	Morgan Stanley#	3,000	88,800
	State Street Corp.#	5,800	252,532

			761,049

Chemicals - 0.83%
	Monsanto Co.#	4,000	327,000
	Sigma-Aldrich Corp.+	1,400	70,742

			397,742

Commercial Banks - 1.49%
	BB&T Corp.+	4,300	109,091
	Comerica, Inc.+	2,600	76,882
	KeyCorp.	9,900	54,945
	Marshall & Ilsley Corp.	8,200	44,690
	US Bancorp	5,500	123,805
	Wells Fargo & Co.#	11,071	298,806

			708,219

Commercial Services & Supplies - 0.04%
	Pitney Bowes, Inc.+	800	18,208

Industry	Company	Shares	Value

Communications Equipment - 0.81%
	Ciena Corp.*#+	10,742	$116,443
	Cisco Systems, Inc.*#	10,400	248,976
	Juniper Networks, Inc.*#	700	18,669

			384,088

Computers & Peripherals - 3.01%
	Apple, Inc.*#+	2,500	527,150
	EMC Corp.*#	7,300	127,531
	Hewlett-Packard Co.#	5,800	298,758
	International Business Machines Corp.	1,000	130,900
	Lexmark International, Inc., Class A*#+	1,500	38,970
	NetApp, Inc.*	3,300	113,487
	Teradata Corp.*	6,200	194,866

			1,431,662

Construction & Engineering - 0.10%
	Fluor Corp.	1,100	49,544

Consumer Finance - 0.26%
	Capital One Financial Corp.	3,200	122,688

Diversified Financial Services - 1.01%
	Bank of America Corp.	10,800	162,648
	Citigroup, Inc.	5,100	16,881
	JPMorgan Chase & Co.#	7,200	300,024

			479,553

Diversified Telecommunication Services - 1.36%
	AT&T, Inc.#	14,400	403,632
	Verizon Communications, Inc.#	7,300	241,849

			645,481

Electric Utilities - 0.39%
	Allegheny Energy, Inc.#	2,300	54,004
	Exelon Corp.	1,100	53,757
	Progress Energy, Inc.	1,900	77,919

			185,680

Electrical Equipment - 0.10%
	Emerson Electric Co.	1,100	46,860

Electronic Equipment & Instruments - 0.50%
	Corning, Inc.#	4,500	86,895
	FLIR Systems, Inc.*#	4,700	153,784

			240,679

106	Semi-Annual Report | December 31, 2009 (Unaudited)

Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Energy Equipment & Services - 0.60%
	Halliburton Co.#	7,500	$225,675
	National Oilwell Varco, Inc.*+	800	35,272
	Smith International, Inc.#	900	24,453

			285,400

Food & Staples Retailing - 1.72%
	Costco Wholesale Corp.+	800	47,336
	CVS Caremark Corp.	6,900	222,249
	Kroger Co.#	1,000	20,530
	Safeway, Inc.	4,700	100,063
	Wal-Mart Stores, Inc.#	6,300	336,735
	Walgreen Co.#	2,500	91,800

			818,713

Food Products - 1.73%
	Archer-Daniels-Midland Co.#	20,600	644,986
	General Mills, Inc.	1,200	84,972
	Kraft Foods, Inc., Class A#	3,400	92,412

			822,370

Gas Utilities - 0.05%
	Nicor, Inc.+	600	25,260

Health Care Equipment & Supplies - 1.75%
	Baxter International, Inc.#	4,100	240,588
	Becton Dickinson & Co.#	2,720	214,499
	CR Bard, Inc.#	2,600	202,540
	Medtronic, Inc.	1,000	43,980
	St. Jude Medical, Inc.*#+	1,080	39,723
	Stryker Corp.	1,860	93,688

			835,018

Health Care Providers & Services - 1.19%
	Aetna, Inc.#	1,200	38,040
	Express Scripts, Inc.*	1,100	95,095
	Laboratory Corp. of America Holdings*+	800	59,872
	Medco Health Solutions, Inc.*#	3,200	204,512
	Quest Diagnostics, Inc.#	1,500	90,570
	UnitedHealth Group, Inc.#	2,600	79,248

			567,337

Hotels, Restaurants & Leisure - 0.24%
	McDonald’s Corp.	1,800	112,392

Household Products - 1.21%
	Clorox Co.	30	1,830
	Colgate-Palmolive Co.#+	3,000	246,450
	Kimberly-Clark Corp.	1,000	63,710
	Procter & Gamble Co.#	4,400	266,772

			578,762

Industry	Company	Shares	Value

Independent Power Producers & Energy Traders - 0.31%
	AES Corp.*#	11,100	$147,741

Industrial Conglomerates - 0.68%
	3M Co.#+	2,800	231,476
	General Electric Co.#	6,000	90,780

			322,256

Insurance - 2.27%
	Aflac, Inc.	800	37,000
	AON Corp.#+	3,500	134,190
	Berkshire Hathaway, Inc., Class B*+	120	394,320
	Chubb Corp.#	3,500	172,130
	Principal Financial Group, Inc.#+	2,000	48,080
	Progressive Corp.*	4,020	72,320
	Travelers Cos., Inc.#	4,500	224,370

			1,082,410

Internet & Catalog Retail - 0.88%
	Amazon.com, Inc.*#+	3,100	417,012

Internet Software & Services - 0.80%
	AOL, Inc.*+	484	11,268
	eBay, Inc.*#	4,500	105,930
	Google, Inc., Class A*	400	247,992
	Yahoo!, Inc.*	1,000	16,780

			381,970

IT Services - 0.46%
	Automatic Data Processing, Inc.#	3,400	145,588
	Paychex, Inc.+	500	15,320
	Western Union Co.	3,000	56,550

			217,458

Leisure Equipment & Products - 0.10%
	Hasbro, Inc.	1,500	48,090

Life Sciences Tools & Services - 0.12%
	Thermo Fisher Scientific, Inc.*	1,200	57,228

Machinery - 0.99%
	Danaher Corp.	1,500	112,800
	Eaton Corp.#	3,200	203,584
	Flowserve Corp.	1,100	103,983
	Terex Corp.*#+	2,700	53,487

			473,854

www.bridgeway.com	107

Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Media - 1.40%
	Comcast Corp., Class A+	10,950	$184,617
	McGraw-Hill Cos., Inc.#	1,000	33,510
	News Corp., Class A#+	11,800	161,542
	Omnicom Group, Inc.	2,000	78,300
	Time Warner Cable, Inc.*+	1,331	55,090
	Time Warner, Inc.#	5,333	155,404

			668,463

Metals & Mining - 0.22%
	Alcoa, Inc.+	1,600	25,792
	United States Steel Corp.+	1,400	77,168

			102,960

Multi-Utilities - 0.90%
	Dominion Resources, Inc.+	2,620	101,970
	Public Service Enterprise Group, Inc.	5,100	169,575
	Sempra Energy	2,800	156,744

			428,289

Multiline Retail - 0.81%
	Big Lots, Inc.*+	6,300	182,574
	Family Dollar Stores, Inc.+	3,700	102,971
	Sears Holdings Corp.*#+	1,200	100,140

			385,685

Oil, Gas & Consumable Fuels - 4.68%
	Anadarko Petroleum Corp.#	3,200	199,744
	Apache Corp.#	1,700	175,389
	Chesapeake Energy Corp.+	4,400	113,872
	Chevron Corp.#	6,578	506,440
	ConocoPhillips#	4,487	229,151
	El Paso Corp.	5,000	49,150
	EOG Resources, Inc.+	1,500	145,950
	Exxon Mobil Corp.#	6,500	443,235
	Marathon Oil Corp.#	1,000	31,220
	Occidental Petroleum Corp.#	1,800	146,430
	Peabody Energy Corp.	1,200	54,252
	Spectra Energy Corp.#	5,250	107,678
	Valero Energy Corp.#	1,700	28,475

			2,230,986

Paper & Forest Products - 0.25%
	International Paper Co.#	4,500	120,510

Personal Products - 0.38%
	Mead Johnson Nutrition Co., Class A	4,116	179,869

Industry	Company	Shares	Value

Pharmaceuticals - 2.01%
	Allergan, Inc.#	4,500	$283,545
	Bristol-Myers Squibb Co.+	5,579	140,870
	Merck & Co., Inc.	2,800	102,312
	Mylan, Inc.*#+	15,800	291,194
	Pfizer, Inc.	7,600	138,244

			956,165

Professional Services - 0.17%
	Equifax, Inc.#	2,600	80,314

Road & Rail - 0.96%
	CSX Corp.	4,200	203,658
	Norfolk Southern Corp.	1,400	73,388
	Union Pacific Corp.+	2,800	178,920

			455,966

Semiconductors & Semiconductor Equipment - 1.57%
	Applied Materials, Inc.#	10,700	149,158
	Broadcom Corp., Class A*	4,500	141,525
	Intel Corp.#	10,000	204,000
	NVIDIA Corp.*#	5,000	93,400
	Texas Instruments, Inc.+	6,070	158,184

			746,267

Software - 2.43%
	Adobe Systems, Inc.*#	3,500	128,730
	BMC Software, Inc.*#	3,920	157,192
	Citrix Systems, Inc.*#	4,300	178,923
	Intuit, Inc.*#	5,600	171,976
	Microsoft Corp.	4,400	134,156
	Novell, Inc.*	28,900	119,935
	Oracle Corp.#	10,860	266,504

			1,157,416

Specialty Retail - 0.98%
	AutoZone, Inc.*#	1,200	189,684
	Sherwin-Williams Co.+	1,500	92,475
	Staples, Inc.+	1,250	30,738
	The Pep Boys—Manny, Moe & Jack#	18,000	152,280

			465,177

Textiles, Apparel & Luxury Goods - 0.42%
	NIKE, Inc., Class B#+	3,000	198,210

Thrifts & Mortgage Finance - 0.14%
	Hudson City Bancorp, Inc.	4,800	65,904

Trading Companies & Distributors - 0.10%
	WW Grainger, Inc.	500	48,415

108	Semi-Annual Report | December 31, 2009 (Unaudited)

Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Wireless Telecommunication Services - 0.27%
	American Tower Corp., Class A*#	2,500	$108,025
	Sprint Nextel Corp.*#	6,000	21,960

			129,985

TOTAL COMMON STOCKS - 47.63%			22,680,844

(Cost $19,197,726)

CORPORATE NOTES - 4.22%

Due Date	Discount Rate or Coupon Rate		Principal Amount	Value
Holding Companies-Diversified - 4.22%
Leucadia National Corp. 8/15/2013+	7.750%		$2,000,000	$2,007,500

TOTAL CORPORATE NOTES - 4.22%				2,007,500

(Cost $2,043,146)

U.S. GOVERNMENT OBLIGATIONS - 47.40%

Due Date	Discount Rate or Coupon Rate		Principal Amount	Value
U.S. Treasury Bills - 33.60%
1/14/2010	0.270%	(a)	1,000,000	999,994
2/4/2010	0.275%	(a)	3,000,000	2,999,910
2/18/2010	0.065%	(a)	3,000,000	2,999,907
3/4/2010	0.060%	(a)	2,000,000	1,999,852
4/1/2010	0.190%	(a)	2,000,000	1,999,710
4/22/2010	0.170%	(a)	3,000,000	2,999,280
7/1/2010	0.200%	(a)	2,000,000	1,998,102

				15,996,755

U.S. Treasury Notes - 13.80%
2/15/2010	3.500%		300,000	301,149
4/15/2010	4.000%		300,000	303,234
10/15/2010	4.250%		500,000	514,961
4/30/2011	4.875%		2,000,000	2,106,562
8/31/2011	4.625%		300,000	318,117
12/31/2011	1.000%		200,000	199,438
4/30/2012	4.500%		300,000	321,633
7/15/2012	1.500%		200,000	200,312
8/15/2012	1.750%		300,000	301,945
11/30/2012	3.375%		300,000	315,094
12/31/2012	3.625%		200,000	211,484
6/30/2013	3.375%		500,000	524,805
7/31/2013	3.375%		500,000	524,844
11/15/2013	4.250%		200,000	216,062
2/15/2015+	4.000%		200,000	212,562

				6,572,202

TOTAL U.S. GOVERNMENT OBLIGATIONS - 47.40%				22,568,957

(Cost $22,286,193)

MONEY MARKET FUND - 0.90%

	Rate^	Shares	Value
BlackRock Temp Cash Liquidity Fund Institutional Shares #21	0.17%	430,825	$430,825

TOTAL MONEY MARKET FUND - 0.90%			430,825

(Cost $430,825)

TOTAL INVESTMENTS - 100.15%			$47,688,126
(Cost $43,957,890)
Liabilities in Excess of Other Assets - (0.15)%			(70,147)

NET ASSETS - 100.00%			$47,617,979

#	Security subject to call option written by the Fund.
+	This security or a portion of the security is out on loan at December 31, 2009. Total loaned securities had a market value of $6,695,187 at December 31, 2009.
*	Non-Income Producing Security.
^	Rate disclosed is as of December 31, 2009.
(a)	Rate represents the effective yield at purchase.

See Notes to Financial Statements.

www.bridgeway.com	109

Balanced Fund

SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Company	Number of Contracts	Value

CALL OPTIONS WRITTEN - (0.39)%
3M Co.
Expiring January, 2010 at $80.00	6	$(1,920)
Adobe Systems, Inc.
Expiring January, 2010 at $35.00	9	(1,845)
AES Corp.
Expiring February, 2010 at $12.50	50	(6,125)
Aetna, Inc.
Expiring January, 2010 at $30.00	12	(2,490)
Airtran Holdings, Inc.
Expiring January, 2010 at $7.50	125	(312)
Allegheny Energy, Inc.
Expiring January, 2010 at $25.00	23	(345)
Allergan, Inc.
Expiring January, 2010 at $60.00	10	(3,400)
Amazon.com, Inc.
Expiring January, 2010 at $90.00	8	(35,780)
American Tower Corp.
Expiring January, 2010 at $40.00	7	(2,310)
Ameriprise Financial, Inc.
Expiring March, 2010 at $45.00	5	(237)
Anadarko Petroleum Corp.
Expiring February, 2010 at $65.00	9	(1,890)
AON Corp.
Expiring January, 2010 at $42.50	10	(25)
Expiring January, 2010 at $40.00	17	(255)
Expiring January, 2010 at $45.00	8	(40)

		(320)
Apache Corp.
Expiring February, 2010 at $115.00	7	(560)
Apple, Inc.
Expiring January, 2010 at $200.00	7	(8,698)
Applied Materials, Inc.
Expiring January, 2010 at $12.50	25	(3,813)
Archer-Daniels-Midland Co.
Expiring January, 2010 at $35.00	20	(50)
Expiring January, 2010 at $33.00	40	(400)

		(450)
AT&T, Inc.
Expiring January, 2010 at $27.00	40	(4,220)
Automatic Data Processing, Inc.
Expiring January, 2010 at $40.00	6	(1,755)
AutoZone, Inc.
Expiring March, 2010 at $175.00	5	(750)
Bank of New York Mellon Corp.
Expiring March, 2010 at $30.00	15	(975)
Baxter International, Inc.
Expiring January, 2010 at $60.00	15	(638)
Becton Dickinson & Co.
Expiring March, 2010 at $85.00	7	(560)

Company	Number of Contracts	Value

BMC Software, Inc.
Expiring January, 2010 at $40.00	10	$(800)
Charles Schwab Corp.
Expiring January, 2010 at $19.00	20	(850)
Expiring March, 2010 at $20.00	25	(1,375)

		(2,225)
Chevron Corp.
Expiring January, 2010 at $80.00	17	(365)
Chubb Corp.
Expiring January, 2010 at $50.00	8	(340)
Ciena Corp.
Expiring January, 2010 at $12.50	50	(375)
Cisco Systems, Inc.
Expiring January, 2010 at $25.00	35	(403)
Citrix Systems, Inc.
Expiring February, 2010 at $45.00	10	(725)
Coca-Cola Co.
Expiring February, 2010 at $60.00	10	(370)
Colgate-Palmolive Co.
Expiring January, 2010 at $80.00	10	(2,675)
ConocoPhillips
Expiring February, 2010 at $55.00	12	(510)
Corning, Inc.
Expiring January, 2010 at $15.00	12	(5,160)
CR Bard, Inc.
Expiring April, 2010 at $85.00	13	(1,235)
Eaton Corp.
Expiring January, 2010 at $65.00	8	(500)
eBay, Inc.
Expiring January, 2010 at $24.00	18	(612)
EMC Corp.
Expiring January, 2010 at $17.50	19	(656)
Equifax, Inc.
Expiring January, 2010 at $30.00	15	(1,650)
Exxon Mobil Corp.
Expiring January, 2010 at $75.00	17	(93)
FLIR Systems, Inc.
Expiring February, 2010 at $35.00	16	(1,080)
General Electric Co.
Expiring January, 2010 at $16.00	15	(112)
Genzyme Corp.
Expiring January, 2010 at $50.00	10	(750)
Expiring April, 2010 at $57.50	5	(362)

		(1,112)
Gilead Sciences, Inc.
Expiring February, 2010 at $50.00	17	(340)
Halliburton Co.
Expiring January, 2010 at $32.00	18	(288)

110	Semi-Annual Report | December 31, 2009 (Unaudited)

Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Company	Number of Contracts	Value

Call Options Written (continued)
Hewlett-Packard Co.
Expiring February, 2010 at $50.00	10	$(2,765)
Honeywell International, Inc.
Expiring January, 2010 at $40.00	10	(300)
Intel Corp.
Expiring January, 2010 at $21.00	12	(390)
Expiring April, 2010 at $21.00	25	(2,300)

		(2,690)
International Paper Co.
Expiring January, 2010 at $25.00	15	(3,000)
Intuit, Inc.
Expiring January, 2010 at $30.00	15	(1,425)
JPMorgan Chase & Co.
Expiring March, 2010 at $47.00	18	(1,170)
Juniper Networks, Inc.
Expiring January, 2010 at $27.00	7	(374)
Kraft Foods, Inc.
Expiring January, 2010 at $27.50	8	(180)
Kroger Co.
Expiring January, 2010 at $22.50	10	(25)
Lexmark International, Inc.
Expiring January, 2010 at $30.00	10	(25)
Lockheed Martin Corp.
Expiring February, 2010 at $80.00	6	(570)
Marathon Oil Corp.
Expiring January, 2010 at $35.00	10	(25)
McGraw-Hill Cos., Inc.
Expiring February, 2010 at $35.00	10	(1,150)
Medco Health Solutions, Inc.
Expiring January, 2010 at $65.00	14	(980)
Monsanto Co.
Expiring January, 2010 at $80.00	40	(11,460)
Morgan Stanley
Expiring January, 2010 at $35.00	10	(25)
Mylan, Inc.
Expiring January, 2010 at $17.50	50	(5,500)
News Corp.
Expiring January, 2010 at $12.50	35	(4,638)
NIKE, Inc.
Expiring January, 2010 at $60.00	20	(12,400)
NVIDIA Corp.
Expiring January, 2010 at $17.50	15	(2,123)
Occidental Petroleum Corp.
Expiring February, 2010 at $90.00	5	(337)
Oracle Corp.
Expiring January, 2010 at $22.50	25	(5,288)
PepsiCo, Inc.
Expiring January, 2010 at $60.00	5	(675)

Company	Number of Contracts	Value

Principal Financial Group, Inc.
Expiring January, 2010 at $30.00	6	$(15)
Procter & Gamble Co.
Expiring January, 2010 at $65.00	24	(96)
Quest Diagnostics, Inc.
Expiring February, 2010 at $60.00	6	(1,305)
Sears Holdings Corp.
Expiring January, 2010 at $85.00	6	(1,065)
Smith International, Inc.
Expiring January, 2010 at $27.50	9	(540)
Spectra Energy Corp.
Expiring March, 2010 at $20.00	12	(1,290)
Sprint Nextel Corp.
Expiring February, 2010 at $4.00	60	(1,140)
St. Jude Medical, Inc.
Expiring January, 2010 at $35.00	10	(2,025)
State Street Corp.
Expiring January, 2010 at $45.00	17	(978)
Terex Corp.
Expiring January, 2010 at $25.00	27	(67)
The Pep Boys—Manny, Moe & Jack
Expiring January, 2010 at $10.00	180	(450)
Time Warner, Inc.
Expiring January, 2010 at $30.00	15	(2,363)
Travelers Cos., Inc.
Expiring January, 2010 at $55.00	10	(25)
UnitedHealth Group, Inc.
Expiring January, 2010 at $30.00	13	(1,534)
Valero Energy Corp.
Expiring January, 2010 at $20.00	17	(17)
Verizon Communications, Inc.
Expiring January, 2010 at $30.00	45	(14,175)
Wal-Mart Stores, Inc.
Expiring March, 2010 at $55.00	16	(1,544)
Walgreen Co.
Expiring January, 2010 at $40.00	7	(17)
Wells Fargo & Co.
Expiring January, 2010 at $30.00	20	(190)

TOTAL CALL OPTIONS WRITTEN		(186,980)

(Premiums received $(192,697))

PUT OPTIONS WRITTEN - (0.83)%
Align Technology, Inc.
Expiring February, 2010 at $15.00	75	(2,625)
American Greetings Corp.
Expiring January, 2010 at $20.00	150	(3,375)
Expiring February, 2010 at $22.50	80	(15,000)

		(18,375)

www.bridgeway.com	111

Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Company	Number of Contracts	Value

Put Options Written (continued)
American Superconductor Corp.
Expiring January, 2010 at $30.00	76	$(380)
Expiring February, 2010 at $40.00	100	(27,000)

		(27,380)
AmerisourceBergen Corp.
Expiring February, 2010 at $25.00	85	(5,525)
Baxter International, Inc.
Expiring January, 2010 at $55.00	85	(1,062)
Campbell Soup Co.
Expiring February, 2010 at $32.50	20	(700)
CarMax, Inc.
Expiring January, 2010 at $20.00	21	(157)
Expiring February, 2010 at $22.50	250	(16,250)

		(16,407)
Chevron Corp.
Expiring March, 2010 at $75.00	70	(16,520)
Chiquita Brands International, Inc.
Expiring January, 2010 at $17.50	50	(2,375)
Expiring February, 2010 at $15.00	55	(3,025)

		(5,400)
Chubb Corp.
Expiring April, 2010 at $45.00	100	(10,750)
Coca-Cola Enterprises, Inc.
Expiring January, 2010 at $20.00	75	(562)
Expiring February, 2010 at $20.00	10	(325)

		(887)
Cooper Industries PLC
Expiring January, 2010 at $40.00	120	(1,800)
DSW, Inc.
Expiring January, 2010 at $25.00	25	(1,500)
Expiring February, 2010 at $25.00	150	(20,250)

		(21,750)
Entergy Corp.
Expiring March, 2010 at $80.00	15	(4,013)
Equinix, Inc.
Expiring February, 2010 at $100.00	50	(15,500)
ev3, Inc.
Expiring March, 2010 at $12.50	5	(300)
Exxon Mobil Corp.
Expiring January, 2010 at $70.00	65	(14,333)
FirstEnergy Corp.
Expiring January, 2010 at $40.00	30	(75)
Fuel Systems Solutions, Inc.
Expiring January, 2010 at $45.00	110	(48,400)
General Mills, Inc.
Expiring January, 2010 at $55.00	100	(250)
Genuine Parts Co.
Expiring February, 2010 at $35.00	35	(1,225)

Company	Number of Contracts	Value

International Business Machines Corp.
Expiring January, 2010 at $115.00	45	$(315)
J. Crew Group, Inc.
Expiring February, 2010 at $42.50	100	(17,250)
Jo-Ann Stores, Inc.
Expiring January, 2010 at $30.00	74	(185)
L-3 Communications Holdings, Inc.
Expiring January, 2010 at $75.00	20	(200)
Expiring April, 2010 at $75.00	40	(4,500)

		(4,700)
La-Z-Boy, Inc.
Expiring February, 2010 at $10.00	275	(26,813)
Life Technologies Corp.
Expiring January, 2010 at $45.00	9	(22)
Expiring January, 2010 at $50.00	75	(2,438)

		(2,460)
McDonald’s Corp.
Expiring March, 2010 at $60.00	20	(2,980)
Medicis Pharmaceutical Corp.
Expiring January, 2010 at $22.50	70	(350)
Micron Technology, Inc.
Expiring February, 2010 at $10.00	100	(4,750)
NewMarket Corp.
Expiring January, 2010 at $105.00	20	(1,350)
Northrop Grumman Corp.
Expiring February, 2010 at $55.00	65	(9,588)
NYSE Euronext
Expiring March, 2010 at $24.00	200	(21,400)
Parker Hannifin Corp.
Expiring February, 2010 at $55.00	22	(6,600)
Procter & Gamble Co.
Expiring January, 2010 at $55.00	80	(560)
Raytheon Co.
Expiring February, 2010 at $50.00	20	(1,800)
Safeway, Inc.
Expiring March, 2010 at $20.00	140	(9,450)
Sherwin-Williams Co.
Expiring January, 2010 at $55.00	30	(75)
Sirona Dental Systems, Inc.
Expiring March, 2010 at $30.00	15	(2,137)
Tech Data Corp.
Expiring February, 2010 at $45.00	100	(11,750)
The Travelers Cos., Inc.
Expiring January, 2010 at $50.00	100	(9,000)
TRW Automotive Holdings Corp.
Expiring January, 2010 at $20.00	120	(600)
Expiring January, 2010 at $22.50	65	(2,438)
Expiring February, 2010 at $22.50	40	(5,300)

		(8,338)

112	Semi-Annual Report | December 31, 2009 (Unaudited)

Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of December 31, 2009 (Unaudited)

Company	Number of Contracts	Value

Put Options Written (continued)
Unisys Corp.
Expiring January, 2010 at $30.00	45	$(112)
Expiring February, 2010 at $35.00	25	(4,375)

		(4,487)
Valassis Communications, Inc.
Expiring February, 2010 at $17.50	250	(33,750)

TOTAL PUT OPTIONS WRITTEN
(Premiums received $(568,095))		(393,365)

TOTAL OPTIONS WRITTEN
(Premiums received $(760,792))		$(580,345)

See Notes to Financial Statements.

www.bridgeway.com	113

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009 (Unaudited)

ASSETS	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market
Investments at value	$119,352,764	$402,141,762	$87,220,402	$350,602,961
Cash	-	-	1	-
Receivables:
Portfolio securities sold	1,313,362	10,050,484	2,111,182	1,315,551
Fund shares sold	41,187	816,885	1,203	1,103,272
Dividends and interest	73,297	382,595	200,753	302,454
Reclaims receivable	1,406	2,113	-	-
Receivable from Investment adviser	94,583	-	-	-
Deposits with brokers	-	17	-	-
Total return swap	2,374	-	-	-
Prepaid expenses	11,586	45,323	11,677	35,291

Total assets	120,890,559	413,439,179	89,545,218	353,359,529

LIABILITIES
Payables:
Portfolio securities purchased	-	-	2,156,340	1,184,327
Fund shares redeemed	109,153	665,434	37,265	479,019
Due to Custodian	1,265,255	5,251,763	-	-
Accrued Liabilities:
Investment adviser fees	-	316,388	64,943	139,436
Administration fees	5,991	14,219	1,155	14,543
Other	90,517	215,980	18,447	212,200
Call options written at value	-	-	-	-
Put options written at value	-	-	-	-

Total liabilities	1,470,916	6,463,784	2,278,150	2,029,525

NET ASSETS	$119,419,643	$406,975,395	$87,267,068	$351,330,004

NET ASSETS REPRESENT
Paid-in capital	$194,029,734	$602,338,525	$95,105,943	$311,495,878
Accumulated net investment income	1,189,668	62,237	309,372	2,523,055
Accumulated net realized loss on investments	(94,937,363)	(261,842,807)	(26,640,532)	(26,666,186)
Net unrealized appreciation on investments	19,137,604	66,417,440	18,492,285	63,977,257

NET ASSETS	$119,419,643	$406,975,395	$87,267,068	$351,330,004

Shares of common stock outstanding of $.001 par value*	3,891,009	32,146,642	3,685,406	29,404,929

Net asset value per share	$30.69	$12.66	$23.68	$11.95

Total investments at cost	$100,217,534	$335,724,322	$68,728,117	$286,625,704
Premiums received on call options written	$-	$-	$-	$-
Premiums received on put options written	$-	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements

114	Semi-Annual Report | December 31, 2009 (Unaudited)

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
$27,678,579	$68,031,123	$142,334,867	$73,503,558	$30,613,303	$220,915,499	$47,688,126
-	-	-	-	-	-	203,674

241,139	2,255,529	1,959,938	144,063	136,258	4,523,769	34,721
4,000	57,666	42,514	31,618	8,685	251,723	663
31,404	57,466	129,357	67,660	31,388	228,670	132,897
-	-	-	-	-	-	-
7,116	-	-	-	-	4,820	-
-	-	-	-	-	-	235,231
-	17,171	51,594	-	-	-	-
5,754	15,038	22,973	15,306	11,080	27,917	10,191

27,967,992	70,433,993	144,541,243	73,762,205	30,800,714	225,952,398	48,305,503

350,394	1,193,564	1,659,601	-	-	4,345,299	-
39,022	265,732	269,654	58,994	22,078	869,135	46,284
-	661,168	103,811	102,041	90,553	329,169	-

-	32,568	79,335	30,670	11,508	-	22,428
727	3,892	5,889	4,494	925	4,216	2,076
19,469	69,926	129,241	56,770	23,815	38,639	36,391
-	-	-	-	-	-	186,980
-	-	-	-	-	-	393,365

409,612	2,226,850	2,247,531	252,969	148,879	5,586,458	687,524

$27,558,380	$68,207,143	$142,293,712	$73,509,236	$30,651,835	$220,365,940	$47,617,979

$39,035,832	$102,929,795	$215,699,676	$112,537,648	$32,975,801	$258,987,462	$52,607,803
217,677	43,526	242,861	38,214	19,976	30,468	49,465
(17,115,572)	(49,946,515)	(102,271,812)	(48,475,432)	(8,562,745)	(68,391,776)	(8,949,972)
5,420,443	15,180,337	28,622,987	9,408,806	6,218,803	29,739,786	3,910,683

$27,558,380	$68,207,143	$142,293,712	$73,509,236	$30,651,835	$220,365,940	$47,617,979

5,033,170	6,900,386	12,081,705	6,670,503	2,547,616	32,591,619	4,400,628

$5.48	$9.88	$11.78	$11.02	$12.03	$6.76	$10.82

$22,258,136	$52,867,958	$113,763,474	$64,094,752	$24,394,500	$191,175,713	$43,957,890
$-	$-	$-	$-	$-	$-	$192,697
$-	$-	$-	$-	$-	$-	$568,095

www.bridgeway.com	115

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2009 (Unaudited)

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends	$852,733	$3,099,093	$596,519	$3,056,529
Less: Foreign taxes withheld	(3,286)	(9,636)	-	(1,286)
Interest	-	-	-	-
Securities Lending	110,690	299,242	188,428	775,016

Total Investment Income	960,137	3,388,699	784,947	3,830,259

EXPENSES
Investment advisory fees - Base fees	545,397	1,782,834	371,402	871,331
Investment advisory fees - Performance adjustment	(973,445)	(59,388)	-	-
Administration fees	21,803	73,075	13,695	64,517
Accounting fees	22,152	22,013	23,117	27,455
Transfer Agent fees	34,712	161,933	17,576	101,863
Professional fees	17,487	49,192	13,178	34,798
Custody fees	3,143	4,077	7,487	20,543
Blue sky fees	10,345	21,321	5,589	13,248
Directors’ and officers’ fees	7,385	27,933	6,106	18,740
Shareholder servicing fees	42,899	137,129	358	91,096
Insurance	11,601	35,279	5,324	30,641
Reports to shareholders	9,891	30,772	1,857	49,293
Miscellaneous expenses	17,039	61,246	9,888	45,704

Total expenses	(229,591)	2,347,416	475,577	1,369,229

Less investment advisory fees waived	-	-	-	(62,023)
Less expense reimbursed by investment adviser	-	-	-	-

Net Expenses	(229,591)	2,347,416	475,577	1,307,206

NET INVESTMENT INCOME	1,189,728	1,041,283	309,370	2,523,053
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	1,938,055	4,119,409	3,791,860	13,266,483
Written options	(47,205)	24,954	-	-
Futures contracts	-	-	-	-
Swaps	(36,358)	-	-	-

Net realized gain (loss)	1,854,492	4,144,363	3,791,860	13,266,483

Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated companies	18,134,592	75,891,211	11,380,098	34,695,991
Written options	-	(58,842)	-	-
Swaps	2,314	-	-	-

Net change in unrealized appreciation (depreciation)	18,136,906	75,832,369	11,380,098	34,695,991

Net realized and unrealized gain (loss) on investments	19,991,398	79,976,732	15,171,958	47,962,474

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,181,126	$81,018,015	$15,481,328	$50,485,527

See Notes to Financial Statements

116	Semi-Annual Report | December 31, 2009 (Unaudited)

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced

$196,918	$264,473	$1,163,623	$542,902	$382,988	$2,227,089	$233,938
(234)	-	-	(1,061)	-	-	(45)
-	-	-	-	-	-	223,502
27,754	110,242	64,905	12,286	2,898	-	9,535

224,438	374,715	1,228,528	554,127	385,886	2,227,089	466,930

127,751	210,256	428,350	184,670	75,738	83,338	145,962
(192,428)	(33,080)	72	(10,553)	8,273	-	-
4,753	13,968	25,298	13,235	5,382	36,695	8,978
22,569	22,048	22,027	21,656	21,926	21,559	24,691
10,958	44,936	66,220	36,437	16,361	10,760	9,750
7,694	12,358	19,468	11,818	7,568	27,837	14,565
4,598	5,167	7,821	2,587	2,902	3,960	8,892
8,179	10,443	12,613	10,830	9,729	11,918	10,192
2,064	5,160	8,275	4,372	2,081	17,975	4,211
2,670	25,289	49,979	23,092	4,908	19,722	10,537
1,997	6,588	13,878	6,902	2,534	15,402	3,985
1,773	11,103	17,103	5,256	1,596	4,699	2,548
4,181	10,881	20,076	10,933	4,405	27,803	7,364

6,759	345,117	691,180	321,235	163,403	281,668	251,675

-	(15,730)	(20,134)	(10,848)	(36,243)	(83,338)	(22,987)
-	-	-	-	-	(41,930)	-

6,759	329,387	671,046	310,387	127,160	156,400	228,688

217,679	45,328	557,482	243,740	258,726	2,070,689	238,242

646,484	3,896,805	93,864	(630,038)	1,060,031	(8,120,377)	(153,893)
-	-	-	-	-	-	1,202,190
-	-	-	-	-	-	(2,166,680)
-	7,346	126,967	-	-	-	-

646,484	3,904,151	220,831	(630,038)	1,060,031	(8,120,377)	(1,118,383)

3,186,531	7,247,778	26,678,841	15,149,883	5,511,733	45,954,917	4,446,887
-	-	-	-	-	-	(82,085)
-	15,367	51,594	-	-	-	-

3,186,531	7,263,145	26,730,435	15,149,883	5,511,733	45,954,917	4,364,802

3,833,015	11,167,296	26,951,266	14,519,845	6,571,764	37,834,540	3,246,419

$4,050,694	$11,212,624	$27,508,748	$14,763,585	$6,830,490	$39,905,229	$3,484,661

www.bridgeway.com	117

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Aggressive Investors 2
	Six Months Ended December 31, 2009	Year Ended June 30, 2009	Six Months Ended December 31, 2009	Year Ended June 30, 2009
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income	$1,189,728	$1,645,870	$1,041,283	$641,017
Net realized gain (loss) on investments	1,854,492	(97,430,431)	4,144,363	(250,672,145)
Net change in unrealized appreciation/(depreciation) on investments	18,136,906	(75,309,572)	75,832,369	(182,271,245)

Net increase/(decrease) in net assets resulting from operations	21,181,126	(171,094,133)	81,018,015	(432,302,373)

DISTRIBUTIONS:
From net investment income	(930,086)	-	(1,620,063)	-
From net realized gains	-	(1,868,083)	-	-

Net decrease in net assets from distributions	(930,086)	(1,868,083)	(1,620,063)	-

SHARE TRANSACTIONS:
Proceeds from sale of shares	1,353,221	16,235,421	32,086,758	235,932,607
Reinvestment of distributions	881,283	1,627,084	1,413,787	-
Cost of shares redeemed	(18,900,855)	(67,780,225)	(89,779,559)	(304,849,827)
Redemption fees	-	-	-	-

Net decrease in net assets from share transactions	(16,666,351)	(49,917,720)	(56,279,014)	(68,917,220)

Net increase/(decrease) in net assets	3,584,689	(222,879,936)	23,118,938	(501,219,593)

NET ASSETS:
Beginning of period	115,834,954	338,714,890	383,856,457	885,076,050

End of period	$119,419,643	$115,834,954	$406,975,395	$383,856,457

SHARES ISSUED & REDEEMED
Issued	47,252	546,786	2,755,766	17,924,723
Distributions reinvested	29,298	65,529	114,107	-
Redeemed	(653,226)	(2,422,013)	(7,756,868)	(23,700,553)

Net decrease	(576,676)	(1,809,698)	(4,886,995)	(5,775,830)
Outstanding at beginning of period	4,467,685	6,277,383	37,033,637	42,809,467

Outstanding at end of period	3,891,009	4,467,685	32,146,642	37,033,637

* Including accumulated net investment income of:	$1,189,668	$930,026	$62,237	$641,017

See Notes to Financial Statements

118	Semi-Annual Report | December 31, 2009 (Unaudited)

Ultra-Small Company		Ultra-Small Company Market		Micro-Cap Limited
Six Months Ended December 31, 2009	Year Ended June 30, 2009	Six Months Ended December 31, 2009	Year Ended June 30, 2009	Six Months Ended December 31, 2009	Year Ended June 30, 2009
(Unaudited)		(Unaudited)		(Unaudited)

$309,370	$837,953	$2,523,053	$5,060,416	$217,679	$300,331
3,791,860	(22,640,935)	13,266,483	(39,799,867)	646,484	(11,808,703)

11,380,098	2,325,835	34,695,991	(95,759,187)	3,186,531	(711,960)

15,481,328	(19,477,147)	50,485,527	(130,498,638)	4,050,694	(12,220,332)

(837,589)	(114,124)	(5,060,400)	(6,894,757)	(300,331)	(76,498)
-	-	-	(28,745,402)	-	-

(837,589)	(114,124)	(5,060,400)	(35,640,159)	(300,331)	(76,498)

1,047,686	5,115,664	37,446,155	128,049,216	826,609	3,268,625
783,940	106,740	4,532,570	33,435,828	292,385	74,543
(2,916,743)	(6,855,281)	(79,021,282)	(374,017,029)	(2,030,097)	(4,462,725)
-	-	24,637	181,978	-	-

(1,085,117)	(1,632,877)	(37,017,920)	(212,350,007)	(911,103)	(1,119,557)

13,558,622	(21,224,148)	8,407,207	(378,488,804)	2,839,260	(13,416,387)

73,708,446	94,932,594	342,922,797	721,411,601	24,719,120	38,135,507

$87,267,068	$73,708,446	$351,330,004	$342,922,797	$27,558,380	$24,719,120

50,633	285,411	3,268,666	10,812,597	163,844	739,781
34,611	6,842	393,794	3,538,183	54,448	16,602
(129,138)	(423,454)	(6,916,910)	(28,741,954)	(389,537)	(963,214)

(43,894)	(131,201)	(3,254,450)	(14,391,174)	(171,245)	(206,831)
3,729,300	3,860,501	32,659,379	47,050,553	5,204,415	5,411,246

3,685,406	3,729,300	29,404,929	32,659,379	5,033,170	5,204,415

$309,372	$837,591	$2,523,055	$5,060,402	$217,677	$300,329

www.bridgeway.com	119

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Six Months Ended December 31, 2009	Year Ended June 30, 2009	Six Months Ended December 31, 2009	Year Ended June 30, 2009
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income	$45,328	$268,053	$557,482	$1,460,190
Net realized gain (loss) on investments	3,904,151	(44,044,221)	220,831	(91,869,568)
Net change in unrealized appreciation/ (depreciation) on investments	7,263,145	(14,313,852)	26,730,435	(38,804,448)

Net increase/ (decrease) in net assets resulting from operations	11,212,624	(58,090,020)	27,508,748	(129,213,826)

DISTRIBUTIONS:
From net investment income	(252,145)	-	(806,731)	(1,307,246)
From net realized gains	-	-	-	-

Net decrease in net assets from distributions	(252,145)	-	(806,731)	(1,307,246)

SHARE TRANSACTIONS:
Proceeds from sale of shares	7,830,404	25,366,544	9,153,579	46,302,721
Reinvestment of distributions	235,833	-	705,905	1,174,309
Cost of shares redeemed	(22,516,109)	(40,247,742)	(26,496,668)	(116,375,345)

Net decrease in net assets from share transactions	(14,449,872)	(14,881,198)	(16,637,184)	(68,898,315)

Net increase/(decrease) in net assets	(3,489,393)	(72,971,218)	10,064,833	(199,419,387)

NET ASSETS:
Beginning of period	71,696,536	144,667,754	132,228,879	331,648,266

End of period	$68,207,143	$71,696,536	$142,293,712	$132,228,879

SHARES ISSUED & REDEEMED
Issued	848,946	2,666,464	838,718	4,471,038
Distributions reinvested	24,464	-	61,490	129,901
Redeemed	(2,443,580)	(4,565,634)	(2,407,366)	(11,924,888)

Net decrease	(1,570,170)	(1,899,170)	(1,507,158)	(7,323,949)
Outstanding at beginning of period	8,470,556	10,369,726	13,588,863	20,912,812

Outstanding at end of period	6,900,386	8,470,556	12,081,705	13,588,863

* Including accumulated net investment income of :	$43,526	$250,343	$242,861	$492,110

See Notes to Financial Statements

120	Semi-Annual Report | December 31, 2009 (Unaudited)

Large-Cap Growth		Large-Cap Value		Blue Chip 35 Index		Balanced
Six Months Ended December 31, 2009	Year Ended June 30, 2009	Six Months Ended December 31, 2009	Year Ended June 30, 2009	Six Months Ended December 31, 2009	Year Ended June 30, 2009	Six Months Ended December 31, 2009	Year Ended June 30, 2009
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$243,740	$655,110	$258,726	$784,452	$2,070,689	$4,845,369	$238,242	$971,702
(630,038)	(39,666,785)	1,060,031	(8,393,446)	(8,120,377)	(56,344,546)	(1,118,383)	(4,862,969)

15,149,883	(28,599,641)	5,511,733	(6,491,911)	45,954,917	8,144,650	4,364,802	(5,679,464)

14,763,585	(67,611,316)	6,830,490	(14,100,905)	39,905,229	(43,354,527)	3,484,661	(9,570,731)

(417,231)	(732,353)	(565,868)	(822,272)	(4,072,171)	(5,724,513)	(612,394)	(1,894,744)
-	-	-	-	-	-	-	(2,727,783)

(417,231)	(732,353)	(565,868)	(822,272)	(4,072,171)	(5,724,513)	(612,394)	(4,622,527)

2,104,008	31,525,083	891,126	6,440,226	20,945,704	64,786,199	5,190,613	9,477,275
393,794	669,989	523,937	795,525	3,847,889	5,416,570	599,982	4,416,669
(13,869,022)	(68,129,904)	(5,023,766)	(18,460,246)	(28,272,620)	(84,099,672)	(8,344,026)	(27,818,820)

(11,371,220)	(35,934,832)	(3,608,703)	(11,224,495)	(3,479,027)	(13,896,903)	(2,553,431)	(13,924,876)

2,975,134	(104,278,501)	2,655,919	(26,147,672)	32,354,031	(62,975,943)	318,836	(28,118,134)

70,534,102	174,812,603	27,995,916	54,143,588	188,011,909	250,987,852	47,299,143	75,417,277

$73,509,236	$70,534,102	$30,651,835	$27,995,916	$220,365,940	$188,011,909	$47,617,979	$47,299,143

205,408	2,694,605	78,826	638,856	3,241,228	11,769,819	493,915	900,091
36,161	80,431	43,991	80,846	574,312	983,044	55,812	456,739
(1,357,862)	(7,723,202)	(449,336)	(1,816,620)	(4,457,665)	(14,338,850)	(791,149)	(2,708,787)

(1,116,293)	(4,948,166)	(326,519)	(1,096,918)	(642,125)	(1,585,987)	(241,422)	(1,351,957)
7,786,796	12,734,962	2,874,135	3,971,053	33,233,744	34,819,731	4,642,050	5,994,007

6,670,503	7,786,796	2,547,616	2,874,135	32,591,619	33,233,744	4,400,628	4,642,050

$38,214	$211,705	$19,976	$327,118	$30,468	$2,031,950	$49,465	$423,617

www.bridgeway.com	121

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\ (Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Period Ended December 31, 2009 (Unaudited)	$25.93	$0.28	$4.72	$5.00
Year Ended June 30, 2009	53.96	0.30	(28.00)	(27.70)
Year Ended June 30, 2008	61.90	(0.59)	3.14	2.55
Year Ended June 30, 2007	61.90	(0.43)	6.41	5.98
Year Ended June 30, 2006	56.60	(0.42)	12.23	11.81
Year Ended June 30, 2005	49.43	(0.26)	7.43	7.17

AGGRESSIVE INVESTORS 2

Period Ended December 31, 2009 (Unaudited)	10.37	0.03	2.31	2.34
Year Ended June 30, 2009	20.67	0.02	(10.32)	(10.30)
Year Ended June 30, 2008	20.05	(0.08)	1.27	1.19
Year Ended June 30, 2007	17.55	(0.07)	2.94	2.87
Year Ended June 30, 2006	14.72	(0.05)	3.22	3.17
Year Ended June 30, 2005	12.75	(0.04)	2.01	1.97

ULTRA-SMALL COMPANY

Period Ended December 31, 2009 (Unaudited)	19.76	0.08	4.07	4.15
Year Ended June 30, 2009	24.59	0.23	(5.03)	(4.80)
Year Ended June 30, 2008	37.65	0.03	(8.67)	(8.64)
Year Ended June 30, 2007	42.42	0.12	3.37	3.49
Year Ended June 30, 2006	38.44	(0.15)	9.23	9.08
Year Ended June 30, 2005	40.97	(0.10)	6.69	6.59

ULTRA-SMALL COMPANY MARKET

Period Ended December 31, 2009 (Unaudited)	10.50	0.08	1.54	1.62
Year Ended June 30, 2009	15.33	0.14	(3.88)	(3.74)
Year Ended June 30, 2008	20.36	0.14	(4.49)	(4.35)
Year Ended June 30, 2007	18.94	0.10	1.76	1.86
Year Ended June 30, 2006	16.96	0.05	2.48	2.53
Year Ended June 30, 2005	16.14	0.02	0.97	0.99

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return may have been lower had various fees not been waived during the period.
(c)	The expense ratio was significantly lower than past years due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rates shown may not be indicative of the rate going forward.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements

122	Semi-Annual Report | December 31, 2009 (Unaudited)

Less Distributions to Shareholders from:							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption Fees(a)	Net Asset Value, End of Period	Total Return		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(d)		Expenses After Waivers and Reimbursements(d)	Net Investment Income (Loss) After Waivers and Reimbursements(d)	Portfolio Turnover Rate

$-	$(0.24)	$(0.24)	$-	$30.69	19.25%		$119,420	(0.38	%)(c)	(0.38%)	1.96%	65%
(0.33)	-	(0.33)	-	25.93	(51.31%)		115,835	0.34	%(c)	0.34%	0.97%	134%
(10.49)	-	(10.49)	-	53.96	3.54	%(b)	338,715	1.78%		1.78%	(1.03%)	142%
(5.98)	-	(5.98)	-	61.90	10.79%		367,958	1.72%		1.72%	(0.75%)	115%
(6.51)	-	(6.51)	-	61.90	21.79%		438,592	1.58%		1.58%	(0.69%)	128%
-	-	-	-	56.60	14.51%		368,886	1.58%		1.58%	(0.51%)	155%

-	(0.05)	(0.05)	-	12.66	22.69%		406,975	1.17%		1.17%	0.52%	48%
-	-	-	-	10.37	(49.83%)		383,856	1.20%		1.20%	0.14%	126%
(0.57)	-	(0.57)	-	20.67	5.88	%(b)	885,076	1.17%		1.17%	(0.40%)	127%
(0.37)	-	(0.37)	-	20.05	16.68%		650,939	1.22%		1.22%	(0.38%)	124%
(0.34)	-	(0.34)	-	17.55	21.65%		585,262	1.12%		1.12%	(0.26%)	89%
-	-	-	-	14.72	15.45%		156,053	1.37%		1.37%	(0.33%)	148%

-	(0.23)	(0.23)	-	23.68	21.04%		87,267	1.15%		1.15%	0.75%	55%
-	(0.03)	(0.03)	-	19.76	(19.48%)		73,708	1.16%		1.16%	1.23%	90%
(4.31)	(0.11)	(4.42)	-	24.59	(24.59	%)(b)	94,933	1.07%		1.07%	0.10%	102%
(8.26)	-	(8.26)	-	37.65	9.12%		137,236	1.09%		1.09%	0.31%	106%
(5.10)	-	(5.10)	-	42.42	25.58%		132,193	1.09%		1.09%	(0.37%)	101%
(9.12)	-	(9.12)	-	38.44	15.37%		110,634	1.12%		1.12%	(0.25%)	86%

-	(0.17)	(0.17)	-	11.95	15.52	%(b)	351,330	0.79%		0.75%	1.45%	23%
(0.89)	(0.21)	(1.10)	0.01	10.50	(23.47	%)(b)	342,923	0.79%		0.75%	1.27%	42%
(0.65)	(0.04)	(0.69)	0.01	15.33	(21.72	%)(b)	721,412	0.66%		0.66%	0.79%	29%
(0.37)	(0.08)	(0.45)	0.01	20.36	10.08%		1,162,416	0.67%		0.67%	0.53%	34%
(0.53)	(0.03)	(0.56)	0.01	18.94	15.13%		1,087,750	0.65%		0.65%	0.27%	27%
(0.15)	(0.03)	(0.18)	0.01	16.96	6.12%		593,883	0.73%		0.73%	0.15%	13%

www.bridgeway.com	123

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain\ (Loss)	Total from Investment Operations

MICRO-CAP LIMITED

Period Ended December 31, 2009 (Unaudited)	$4.75	$0.04	$0.75	$0.79
Year Ended June 30, 2009	7.05	0.06	(2.35)	(2.29)
Year Ended June 30, 2008	8.56	0.03	(1.53)	(1.50)
Year Ended June 30, 2007	11.10	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2006	11.09	(0.13)	1.81	1.68
Year Ended June 30, 2005	10.75	(0.13)	2.45	2.32

SMALL-CAP GROWTH

Period Ended December 31, 2009 (Unaudited)	8.46	0.01	1.45	1.46
Year Ended June 30, 2009	13.95	0.03	(5.52)	(5.49)
Year Ended June 30, 2008	16.01	(0.03)	(2.03)	(2.06)
Year Ended June 30, 2007	14.75	(0.04)	1.30	1.26
Year Ended June 30, 2006	12.08	(0.03)	2.70	2.67
Year Ended June 30, 2005	10.84	(0.07)	1.31	1.24

SMALL-CAP VALUE

Period Ended December 31, 2009 (Unaudited)	9.73	0.04	2.08	2.12
Year Ended June 30, 2009	15.86	0.08	(6.14)	(6.06)
Year Ended June 30, 2008	18.74	0.03	(2.91)	(2.88)
Year Ended June 30, 2007	16.02	(0.03)	2.75	2.72
Year Ended June 30, 2006	12.78	-	3.24	3.24
Year Ended June 30, 2005	10.46	(0.02)	2.34	2.32

LARGE-CAP GROWTH

Period Ended December 31, 2009 (Unaudited)	9.06	0.03	1.99	2.02
Year Ended June 30, 2009	13.73	0.06	(4.66)	(4.60)
Year Ended June 30, 2008	14.12	0.06	(0.41)	(0.35)
Year Ended June 30, 2007	12.11	0.03	2.02	2.05
Year Ended June 30, 2006	11.00	0.04	1.07	1.11
Year Ended June 30, 2005	10.63	-	0.37	0.37

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return may have been lower had various fees not been waived during the period.
(c)	The expense ratio was significantly lower than past years due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rates shown may not be indicative of the rate going forward.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements

124	Semi-Annual Report | December 31, 2009 (Unaudited)

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(d)		Expenses After Waivers and Reimbursements(d)	Net Investment Income (Loss) After Waivers and Reimbursements(d)	Portfolio Turnover Rate

$-	$(0.06)	$(0.06)	$5.48	16.66%		$27,558	0.07	%(c)	0.07%	1.60%	61%
-	(0.01)	(0.01)	4.75	(32.41%)		24,719	0.87%		0.87%	1.13%	151%
-	(0.01)	(0.01)	7.05	(17.49	%)(b)	38,136	0.75%		0.75%	0.36%	147%
(2.21)	-	(2.21)	8.56	(3.37%)		62,244	0.84%		0.84%	(0.09%)	133%
(1.67)	-	(1.67)	11.10	14.72%		80,711	1.60%		1.60%	(1.05%)	125%
(1.98)	-	(1.98)	11.09	22.94%		66,637	1.75%		1.75%	(1.27%)	87%

-	(0.04)	(0.04)	9.88	17.22	%(b)	68,207	0.98%		0.94%	0.13%	37%
-	-	-	8.46	(39.35%)		71,697	0.94%		0.94%	0.29%	75%
-	-	-	13.95	(12.87	%)(b)	144,668	0.87%		0.87%	(0.20%)	63%
-	-	-	16.01	8.54%		172,395	0.92%		0.92%	(0.31%)	37%
-	-	-	14.75	22.10%		275,278	0.81%		0.81%	(0.19%)	41%
-	-	-	12.08	11.44	%(b)	55,704	1.08%		0.94%	(0.68%)	51%

-	(0.07)	(0.07)	11.78	21.76	%(b)	142,294	0.97%		0.94%	0.78%	42%
-	(0.07)	(0.07)	9.73	(38.15%)		132,229	0.92%		0.92%	0.75%	83%
-	-	-	15.86	(15.37	%)(b)	331,648	0.83%		0.83%	0.18%	73%
-	-	-	18.74	16.98%		280,177	0.88%		0.88%	(0.19%)	58%
-	-	-	16.02	25.35%		360,120	0.77%		0.77%	(0.03%)	49%
-	-	-	12.78	22.18	%(b)	68,545	1.07%		0.94%	(0.32%)	57%

-	(0.06)	(0.06)	11.02	22.33	%(b)	73,509	0.87%		0.84%	0.66%	19%
-	(0.07)	(0.07)	9.06	(33.43%)		70,534	0.82%		0.82%	0.63%	49%
-	(0.04)	(0.04)	13.73	(2.50	%)(b)	174,813	0.71%		0.71%	0.39%	37%
-	(0.04)	(0.04)	14.12	16.98%		138,138	0.78%		0.78%	0.25%	39%
-	-	-	12.11	10.09%		103,861	0.82%		0.82%	0.31%	26%
-	-	-	11.00	3.48	%(b)	42,988	1.03%		0.84%	(0.04%)	20%

www.bridgeway.com	125

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

LARGE-CAP VALUE

Period Ended December 31, 2009 (Unaudited)	$9.74	$0.10	$2.41	$2.51
Year Ended June 30, 2009	13.63	0.23	(3.89)	(3.66)
Year Ended June 30, 2008	17.07	0.22	(2.94)	(2.72)
Year Ended June 30, 2007	14.41	0.17	2.64	2.81
Year Ended June 30, 2006	12.70	0.17	1.69	1.86
Year Ended June 30, 2005	11.11	0.14	1.55	1.69

BLUE CHIP 35 INDEX

Period Ended December 31, 2009 (Unaudited)	5.66	0.06	1.17	1.23
Year Ended June 30, 2009	7.21	0.15	(1.51)	(1.36)
Year Ended June 30, 2008	8.52	0.19	(1.39)	(1.20)
Year Ended June 30, 2007	7.21	0.16	1.26	1.42
Year Ended June 30, 2006	6.86	0.14	0.32	0.46
Year Ended June 30, 2005	7.02	0.14	(0.18)	(0.04)

BALANCED

Period Ended December 31, 2009 (Unaudited)	10.19	0.05	0.72	0.77
Year Ended June 30, 2009	12.58	0.18	(1.69)	(1.51)
Year Ended June 30, 2008	12.95	0.29	(0.49)	(0.20)
Year Ended June 30, 2007	12.65	0.28	0.44	0.72
Year Ended June 30, 2006	11.92	0.22	0.73	0.95
Year Ended June 30, 2005	11.30	0.14	0.66	0.80

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return may have been lower had various fees not been waived during the period.
(c)	Annualized for periods less than one year.

See Notes to Financial Statements

126	Semi-Annual Report | December 31, 2009 (Unaudited)

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets End of Period (000’s)	Expenses Before Waivers and Reimbursements(c)	Expenses After Waivers and Reimbursements(c)	Net Investment Income After Waivers and Reimbursements(c)	Portfolio Turnover Rate

$-	$(0.22)	$(0.22)	$12.03	25.82	%(b)	$30,652	1.08%	0.84%	1.71%	27%
-	(0.23)	(0.23)	9.74	(26.88	%)(b)	27,996	0.98%	0.84%	2.20%	65%
(0.51)	(0.21)	(0.72)	13.63	(16.46	%)(b)	54,144	0.80%	0.79%	1.38%	28%
-	(0.15)	(0.15)	17.07	19.57%		86,095	0.79%	0.79%	1.08%	34%
-	(0.15)	(0.15)	14.41	14.69	%(b)	87,718	0.86%	0.84%	1.18%	23%
-	(0.10)	(0.10)	12.70	15.22	%(b)	27,476	1.10%	0.84%	1.24%	30%

-	(0.13)	(0.13)	6.76	21.69	%(b)	220,366	0.27%	0.15%	1.99%	11%
-	(0.19)	(0.19)	5.66	(18.77	%)(b)	188,012	0.25%	0.15%	2.58%	86%
-	(0.11)	(0.11)	7.21	(14.28	%)(b)	250,988	0.22%	0.15%	2.35%	12%
-	(0.11)	(0.11)	8.52	19.81	%(b)	99,082	0.35%	0.15%	1.98%	11%
-	(0.11)	(0.11)	7.21	6.64	%(b)	42,471	0.47%	0.15%	1.90%	41%
-	(0.12)	(0.12)	6.86	(0.59	%)(b)	34,612	0.56%	0.15%	2.07%	20%

-	(0.14)	(0.14)	10.82	7.54	%(b)	47,618	1.03%	0.94%	0.98%	8%
(0.52)	(0.36)	(0.88)	10.19	(11.66	%)(b)	47,299	1.01%	0.94%	1.72%	51%
-	(0.17)	(0.17)	12.58	(1.57	%)(b)	75,417	0.88%	0.88%	2.23%	44%
(0.15)	(0.27)	(0.42)	12.95	5.87	%(b)	87,056	0.98%	0.94%	2.16%	27%
(0.11)	(0.11)	(0.22)	12.65	8.01%		85,340	0.94%	0.94%	1.81%	51%
(0.10)	(0.08)	(0.18)	11.92	7.15	%(b)	42,264	1.19%	0.94%	1.20%	126%

www.bridgeway.com	127

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (Unaudited)

1. Organization

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, which currently has 11 investment funds (collectively, the “Funds”): Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index, and Balanced Funds.

Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares have been classified in the Ultra-Small Company Market Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Balanced Fund. All shares outstanding currently represent Class N shares.

The Aggressive Investors 1 Fund is closed to new investors. The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 and 2 Funds seek to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, and Large-Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

The Blue Chip 35 Index and Large-Cap Value Funds seek to provide long-term total return of capital, primarily through capital appreciation but also some income.

The Balanced Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and Other Investments Valuation  Other than options, portfolio securities that are traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

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Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1—quoted prices in active markets for identical assets

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities maturing in sixty days or less are generally valued at amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2009:

	LEVEL 1—Quotes Prices			LEVEL 2—Other Significant Observable Inputs			Total**
	Investment Securities			Investment Securities
Bridgeway Fund	Common Stock	Exchange Traded Funds	Other Financial Instruments*	Money Market Funds	Debt Securities	Other Financial Instruments*	Investment Securities	Other Financial Instruments*

Aggressive Investors 1	$119,352,764	$-	$-	$-	$-	$2,374	$119,352,764	$2,374
Aggressive Investors 2	402,141,762	-	-	-	-	-	402,141,762	-
Ultra-Small Company	85,453,916	-	-	1,766,486	-	-	87,220,402	-
Ultra-Small Company Market	335,380,618	8,196,300	-	7,026,043	-	-	350,602,961	-
Micro-Cap Limited	27,488,662	-	-	189,917	-	-	27,678,579	-
Small-Cap Growth	68,031,123	-	-	-	-	17,171	68,031,123	17,171
Small-Cap Value	142,334,867	-	-	-	-	51,594	142,334,867	51,594
Large-Cap Growth	73,503,558	-	-	-	-	-	73,503,558	-
Large-Cap Value	30,613,303	-	-	-	-	-	30,613,303	-
Blue Chip 35 Index	220,915,499	-	-	-	-	-	220,915,499	-
Balanced	22,680,844	-	(580,345)	430,825	24,576,457	-	47,688,126	(580,345)

*	Other financial instruments are derivative instruments not reflected in the schedules of investments, such as futures, forwards, options written, and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
**	At December 31, 2009, there were no Level 3 securities.

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Further details on the major security types listed above can be found in the Schedules of Investments.

Securities Lending  Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of December 31, 2009, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Collateral

Aggressive Investors 1	$39,397,030	$41,463,660
Aggressive Investors 2	$113,241,768	$118,516,287
Ultra-Small Company	$13,980,505	$14,981,706
Ultra-Small Company Market	$38,292,530	$43,137,833
Micro-Cap Limited	$6,791,180	$7,310,478
Small-Cap Growth	$28,009,559	$29,205,168
Small-Cap Value	$33,479,147	$35,601,830
Large-Cap Growth	$16,149,412	$16,773,131
Large-Cap Value	$8,248,919	$8,603,696
Balanced	$6,695,187	$6,889,846

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily greater than or less than that required under the lending contract. As of December 31, 2009 the collateral consisted of institutional money market funds, cash and a time deposit.

Federal Income Taxes  It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code applicable to registered investment companies and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Fund expenses that are not series specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Balanced Fund, discounts and premiums are accreted/amortized on the effective interest method.

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Derivatives  The Funds’ use of derivatives for the period ended December 31, 2009 was limited to futures contracts, total return swaps and purchasing or writing options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Asset Derivatives		Liability Derivatives
Fund/Financial Instrument Type	Location on Statement of Assets and Liabilities	Fair Value	Location on Statement of Assets and Liabilities	Fair Value

Aggressive Investors 1
Other	Receivable, Total Return Swap	$2,374		$-
Small-Cap Growth Fund
Other	Receivable, Total Return Swap	17,171		-
Small-Cap Value Fund
Other	Receivable, Total Return Swap	51,594		-
Balanced Fund
Equity Contracts			Call Options Written	186,980
Equity Contracts			Put Options Written	393,365

Fund/Financial Instrument Type	Location of Gain (Loss) on Derivatives Recognized in Income	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)

Aggressive Investors 1
Equity Contracts	Realized Gain (Loss) on Written Options	$(47,205)	$-
Other	Realized Gain (Loss) on Swaps	(36,358)	-
	Change in Unrealized Appreciation (Depreciation) on Swaps	-	2,314

Aggressive Investors 2
Equity Contracts	Realized Gain (Loss) on Written Options	24,954	-
	Change in Unrealized Appreciation (Depreciation) on Written options	-	(58,842)

Small-Cap Growth Fund
Other	Realized Gain (Loss) on Swaps	7,346
	Change in Unrealized Appreciation (Depreciation) on Swaps	-	15,367

Small-Cap Value Fund
Other	Realized Gain (Loss) on Swaps	126,967	-
	Change in Unrealized Appreciation (Depreciation) on Swaps	-	51,594

Balanced
Equity Contracts	Realized Gain (Loss) on Written Options	1,202,190	-
	Realized Gain (Loss) on Futures Contracts	(2,166,680)	-
	Change in Unrealized Appreciation (Depreciation) on Written Options	-	(82,085)

Futures Contracts  The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the

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exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized and unrealized gains or losses on futures are isolated on the Statement of Operations. As of December 31, 2009, the Funds had no open futures contracts.

Options  The Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may buy and sell calls and puts to increase or decrease each Fund’s exposure to stock market risk or for purposes of diversification of risk. The Balanced Fund may buy and sell calls and puts to reduce the fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund’s Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increase a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts  The Aggressive Investors 1, Aggressive Investors 2, and Balanced Funds may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the period ended December 31, 2009 are as follows:

	Aggressive Investors 1 Fund Written Call Options		Aggressive Investors 2 Fund Written Call Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2009	-	$-	200	$128,842
Positions Opened	200	155,689	900	700,600
Exercised	-	-	-	-
Expired	-	-	(200)	(128,842)
Closed	(200)	(155,689)	(900)	(700,600)

Outstanding, December 31, 2009	-	$-	-	$-

Market Value, December 31, 2009		$-		$-

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	Balanced Fund Written Call Options		Balanced Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2009	2,567	$392,545	3,420	$527,678
Positions Opened	3,649	441,640	9,919	1,546,456
Exercised	(1,603)	(259,672)	(611)	(92,318)
Expired	(1,972)	(225,653)	(7,842)	(1,271,305)
Closed	(880)	(156,163)	(714)	(142,416)

Outstanding, December 31, 2009	1,761	$192,697	4,172	$568,095

Market Value, December 31, 2009		$186,980		$393,365

Swaps   Each Fund may enter into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds, and is settled in cash monthly.

The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. The following total return swap was open as of December 31, 2009:

Portfolio	Swap Counterparty	Notional Principal	Maturity Date	Net Unrealized Gain\(Loss)
Small Cap Value	ReFlow Management Co.	$119,273	January 4, 2010	$51,594
Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3.	Management Fees, Other Related Party Transactions and Contingencies

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The Base Fee Rate is applied to the Fund’s average daily net assets over the most recent quarter.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from an annual minimum rate of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%. The Performance Adjustment Rate is applied to the Fund’s average daily net assets over the preceding five-year rolling performance period ending on the last day of the quarter.

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Aggressive Investors 2:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% from $500 million to $1 billion, and 0.80% over $1 billion. The Base Fee Rate is applied to the Fund’s average daily net assets over the most recent quarter.

The Performance Adjustment equals 2.00% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from an annual minimum rate of -0.30% to a maximum of +0.30%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%. The Performance Adjustment Rate is applied to the Fund’s average daily net assets over the preceding five-year rolling performance period ending on the last day of the quarter.

Ultra-Small Company:  The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and payable monthly. However, during any period that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market:  The Fund’s management fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Micro-Cap Limited:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The Base Fee Rate is applied to the Fund’s average daily net assets over the most recent quarter. However, during any quarter that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the advisory fee is determined.

The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from an annual minimum rate of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%. The Performance Adjustment Rate is applied to the Fund’s average daily net assets over the preceding five-year rolling performance period ending on the last day of the quarter.

Small-Cap Growth and Small-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets. The Base Fee Rate is applied to the Fund’s average daily net assets over the most recent quarter.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from an annual minimum rate of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%. The Performance Adjustment Rate is applied to the Fund’s average daily net assets over the preceding five-year rolling performance period ending on the last day of the quarter.

Large-Cap Growth and Large-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets. The Base Fee Rate is applied to the Fund’s average daily net assets over the most recent quarter.

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The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index for Large-Cap Growth Fund and the Russell 1000 Value Index for the Large-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from an annual minimum rate of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%. The Performance Adjustment Rate is applied to the Fund’s average daily net assets over the preceding five-year rolling performance period ending on the last day of the quarter.

Blue Chip 35 Index:  The Fund’s management fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Balanced:  The Fund’s management fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations  At a special meeting on March 31, 2005, shareholders of the Funds approved amendments to the Management Agreements detailing expense limitations. The Adviser agrees to reimburse the Funds for operating expenses and management fees above the expense limitations, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2009. All expense limitations and total reimbursements for the period ended December 31, 2009, are shown below.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for period ending 12/31/2009

Aggressive Investors 1	1.80%	$-
Aggressive Investors 2	1.75%	-
Ultra-Small Company	2.00%	-
Ultra-Small Company Market	0.75%	62,023
Micro-Cap Limited	1.85%	-
Small-Cap Growth	0.94%	15,730
Small-Cap Value	0.94%	20,134
Large-Cap Growth	0.84%	10,848
Large-Cap Value	0.84%	36,243
Blue Chip 35 Index	0.15%	125,268
Balanced	0.94%	22,987

Other Related Party Transactions  On occasion, the Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. During the period ended December 31, 2009, the Large-Cap Growth Fund had inter-portfolio purchases of $720,325 and the Large-Cap Value Fund had inter-portfolio sales of $720,325. The Large Cap Value Fund had an inter-portfolio purchase of $336,040 and the Large-Cap Growth Fund had an inter-portfolio sale of $336,040. No inter-portfolio purchases or sales were entered into during the period ended December 31, 2009 by the Aggressive Investors 1, Aggressive Investors 2 Fund, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Blue-Chip 35 Index and Balanced Funds.

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds pursuant to which the Adviser provides various administrative services to the Funds, including, but not limited to: (i) supervising and managing various aspects of the Funds’ business affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the SEC; (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to the Funds, the Adviser is paid an aggregate annual fee of $535,000 payable in equal monthly installments.

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One director of the Funds, John Montgomery, is an owner and director of the Adviser. Another director of the Fund, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of the Funds. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

Board of Directors Compensation  Independent Directors are paid an annual retainer of $14,000 with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. Independent Director meeting fees are $6,000 per meeting.

The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. During the period ended December 31, 2009 no such reimbursements were paid. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

4. Distribution and Shareholder Servicing Fees

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated March 31, 2009. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a Rule 12b-1 Plan adopted by shareholders.

5. Purchases and Sales of Investment Securities

Purchases and sales of investments, other than short-term securities, for each Bridgeway Fund for the period ended December 31, 2009 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	-	$74,917,832	-	$90,997,402
Aggressive Investors 2	-	$185,473,685	-	$242,736,173
Ultra-Small Company	-	$44,561,846	-	$42,407,781
Ultra-Small Company Market	-	$74,384,876	-	$122,127,177
Micro-Cap Limited	-	$15,692,591	-	$16,644,009
Small-Cap Growth	-	$25,027,118	-	$43,814,837
Small-Cap Value	-	$56,494,402	-	$73,077,600
Large-Cap Growth	-	$13,247,705	-	$24,987,277
Large-Cap Value	-	$7,792,256	-	$11,745,436
Blue Chip 35 Index	-	$23,037,521	-	$27,905,493
Balanced	$699,276	$1,809,787	$1,200,000	$9,638,746

6. Federal Income Taxes

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2009, were as follows:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
As of December 31, 2009
Gross appreciation (excess of value over tax cost)	$21,145,251	$73,786,617	$21,124,395
Gross depreciation (excess of tax cost over value)	(2,007,650)	(7,369,177)	(2,814,414)

Net unrealized appreciation (depreciation)	$19,137,601	$66,417,440	$18,309,981

Cost of investments for income tax purposes	$100,217,537	$335,724,322	$68,910,421

136	Semi-Annual Report | December 31, 2009 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009 (Unaudited)

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
As of December 31, 2009
Gross appreciation (excess of value over tax cost)	$93,428,256	$5,913,781	$15,513,303	$31,581,121
Gross depreciation (excess of tax cost over value)	(30,728,329)	(495,149)	(538,513)	(2,983,594)

Net unrealized appreciation	$62,699,927	$5,418,632	$14,974,790	$28,597,527

Cost of investments for income tax purposes	$287,903,034	$22,259,947	$53,073,505	$113,788,934

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
As of December 31, 2009
Gross appreciation (excess of value over tax cost)	$12,700,222	$6,445,050	$32,139,887	$5,977,435
Gross depreciation (excess of tax cost over value)	(3,291,416)	(341,674)	(4,376,979)	(2,125,339)

Net unrealized appreciation (depreciation)	$9,408,806	$6,103,376	$27,762,908	$3,852,096

Cost of investments for income tax purposes	$64,094,752	$24,509,927	$193,152,591	$43,255,685

The differences between book and tax net unrealized appreciation are primarily due to wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2009 and June 30, 2008, respectively are as follows:

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Distributions paid from:
Long Term Capital Gain	$1,868,083	$59,135,745	$-	$21,016,161

Total	$1,868,083	$59,135,745	$-	$21,016,161

	Ultra-Small Company		Ultra-Small Company Market
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Distributions paid from:
Ordinary income	$114,124	$394,104	$6,894,767	$2,258,281
Long Term Capital Gain	-	15,085,219	28,745,392	34,714,496

Total	$114,124	$15,479,323	$35,640,159	$36,972,777

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009 (Unaudited)

	Micro-Cap Limited		Small-Cap Value
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Distributions paid from:
Ordinary income	$76,498	$99,874	$1,307,246	$-

Total	$76,498	$99,874	$1,307,246	$-

	Large-Cap Growth		Large-Cap Value
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Distributions paid from:
Ordinary income	$732,353	$501,206	$822,272	$935,266
Long Term Capital Gain	-	-	-	2,259,546

Total	$732,353	$501,206	$822,272	$3,194,812

	Blue Chip 35 Index		Balanced
	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008
Distributions paid from:
Ordinary income	$5,724,513	$2,216,904	$2,683,137	$1,132,035
Long Term Capital Gain	-	-	1,939,390	-

Total	$5,724,513	$2,216,904	$4,622,527	$1,132,035

There were no distributions paid from Small-Cap Growth Fund during the last two fiscal years ended June 30, 2009 and June 30, 2008.

At June 30, 2009, the Funds had available for tax purposes, capital loss carryovers as follows:

	Aggressive Investor 1	Aggressive Investor 2	Ultra-Small Company
Expiring 6/30/2016	-	-	$3,822,016
6/30/2017	$11,662,159	$56,263,750	11,429,146

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
Expiring 6/30/2013	-	-	-	$948,551
6/30/2015	-	$1,910,229	$9,909,411	-
6/30/2016	-	1,720,318	-	1,491,117
6/30/2017	$18,833,238	4,648,974	7,823,854	32,945,776

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index
Expiring 6/30/2010	-	-	$429,064
6/30/2011	-	-	337,509
6/30/2012	-	-	327,296
6/30/2013	$2,323,531	-	282,192
6/30/2014	2,412,639	-	402,963
6/30/2015	-	-	418,882
6/30/2016	1,302,044	-	31,461
6/30/2017	7,385,621	$3,172,735	28,604,419

138	Semi-Annual Report | December 31, 2009 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009 (Unaudited)

There were no capital loss carryovers for Balanced Fund as of June 30, 2009.

Components of Net Assets (Tax Basis)  As of June 30, 2009, the components of net assets on a tax basis were:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
Accumulated net investment income (loss)	$930,086	$641,017	$837,591
Accumulated net realized gain (loss) on investments*	(96,791,855)	(264,967,518)	(30,172,629)
Net unrealized appreciation/depreciation of investments	1,000,638	(10,434,581)	6,852,424

Total	$(94,861,131)	$(274,761,082)	$(22,482,614)

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth
Accumulated net investment income (loss)	$5,060,402	$300,329	$252,147
Accumulated net realized gain (loss) on investments*	(38,938,935)	(17,647,813)	(53,645,119)
Net unrealized appreciation/depreciation of investments	28,287,532	2,119,669	7,709,841

Total	$(5,591,001)	$(15,227,815)	$(45,683,131)

	Small-Cap Value	Large-Cap Growth	Large-Cap Value
Accumulated net investment income (loss)	$492,110	$211,705	$327,118
Accumulated net realized gain (loss) on investments*	(102,467,183)	(47,845,394)	(9,507,349)
Net unrealized appreciation/depreciation of investments	1,867,092	(5,741,077)	591,643

Total	$(100,107,981)	$(53,374,766)	$(8,588,588)

	Blue Chip 35 Index	Balanced
Accumulated net investment income (loss)	$2,031,950	$423,617
Accumulated net realized gain (loss) on investments*	(58,422,645)	(7,730,576)
Net unrealized appreciation/depreciation of investments	(18,063,885)	(555,132)

Total	$(74,454,580)	$(7,862,091)

*	Includes losses incurred in the period November 1, 2008 through June 30, 2009 which the Fund has elected to defer to its fiscal year ending June 30, 2010. Post October Losses—Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Aggressive Investors 1 Fund, The Aggressive Investors 2 Fund, The Ultra-Small Company Fund, The Ultra-Small Company Market Fund, The Micro-Cap Limited Fund, The Small-Cap Growth Fund, The Small-Cap Value Fund, The Large-Cap Growth Fund, The Large-Cap Value Fund, The Blue-Chip 35 Index Fund, and The Balanced Fund had deferred post October losses of $85,129,697, $208,703,768, $14,921,468, $20,105,697, $9,368,292, $35,911,854, $67,081,739, $34,421,559, $6,334,614, $27,588,859, and $7,730,575, respectively.

At December 31, 2009 the Funds did not record any liabilities for net unrecognized tax benefits relating to uncertain income tax provisions they have taken or expect to take in future tax returns.

7. Line of Credit

Certain Bridgeway Funds established a line of credit agreement (“Facility”) with PNC Bank, NA, (the “Bank” or “Lender”) which matures on October 5, 2010 and is renewable annually at the Bank’s option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to $5,000,000 in total for all Funds (except Aggressive Investors 1 and Aggressive Investors 2 Funds), or 33 1/3% of a Fund’s net assets. Borrowings under the line of credit bear interest based on the Lender’s Prime Rate. Principal is due fifteen days after each advance and at maturity. Interest is payable monthly in arrears. No Fund had borrowings under the Facility during the period ended December 31, 2009.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009 (Unaudited)

8. Redemption Fees

In the Ultra-Small Company Market Fund a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in-capital.

9. Subsequent Events

Management has evaluated subsequent events through the issuance of the Funds’ financial statements on February 24, 2010. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2009. However, effective February 22, 2010 options are valued at their closing price. In the absence of trading volume, options will be valued using bid prices for long positions and ask prices for short positions. No other adjustments were required to the financial statements and no other subsequent events required recognition or disclosure in the financial statements through December 31, 2009.

140	Semi-Annual Report | December 31, 2009 (Unaudited)

OTHER INFORMATION

December 31, 2009 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2009 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

www.bridgeway.com	141

DISCLOSURE OF FUND EXPENSES

December 31, 2009 (unaudited)

As a shareholder of a Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2009 and held until December 31, 2009.

Actual Return  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide you’re account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During the Period” to estimate the expenses you paid on you’re account during the period.

Hypothetical 5% Return  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/09	Ending Account Value at 12/31/09	Expense Ratio	Expenses Paid During Period* 7/1/09 - 12/31/09

Aggressive Investors 1

Actual Fund Return	$1,000.00	$1,192.50	**-0.38%	$(2.10)
Hypothetical Fund Return	$1,000.00	$1,027.12	**-0.38%	$(1.94)

Aggressive Investors 2

Actual Fund Return	$1,000.00	$1,226.90	1.17%	$6.57
Hypothetical Fund Return	$1,000.00	$1,019.31	1.17%	$5.96

Ultra Small Company Fund

Actual Fund Return	$1,000.00	$1,210.40	1.15%	$6.41
Hypothetical Fund Return	$1,000.00	$1,019.41	1.15%	$5.85

Ultra Small Company Market Fund

Actual Fund Return	$1,000.00	$1,155.20	0.75%	$4.07
Hypothetical Fund Return	$1,000.00	$1,021.42	0.75%	$3.82

Micro-Cap Limited Fund

Actual Fund Return	$1,000.00	$1,166.60	***0.07%	$0.38
Hypothetical Fund Return	$1,000.00	$1,024.85	***0.07%	$0.36

142	Semi-Annual Report | December 31, 2009 (Unaudited)

DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2009 (unaudited)

	Beginning Account Value at 7/1/09	Ending Account Value at 12/31/09	Expense Ratio	Expenses Paid During Period* 7/1/09 - 12/31/09

Small-Cap Growth Fund

Actual Fund Return	$1,000.00	$1,172.20	0.94%	$5.15
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

Small-Cap Value Fund

Actual Fund Return	$1,000.00	$1,217.60	0.94%	$5.25
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

Large-Cap Growth Fund

Actual Fund Return	$1,000.00	$1,223.30	0.84%	$4.71
Hypothetical Fund Return	$1,000.00	$1,020.97	0.84%	$4.28

Large-Cap Value Fund

Actual Fund Return	$1,000.00	$1,258.20	0.84%	$4.78
Hypothetical Fund Return	$1,000.00	$1,020.97	0.84%	$4.28

Blue Chip 35 Fund

Actual Fund Return	$1,000.00	$1,216.90	0.15%	$0.84
Hypothetical Fund Return	$1,000.00	$1,024.45	0.15%	$0.77

Balanced Fund

Actual Fund Return	$1,000.00	$1,075.40	0.94%	$4.92
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent half-year divided by the number of days in the fiscal year.
**	The expense ratio for Aggressive Investors 1 Fund is negative due to the negative performance adjustment of the investment advisory fee. The expense ratio for this period excluding the negative performance adjustment was 1.23%.
***	The expense ratio for Micro-Cap Limited Fund is low due to a negative performance adjustment to the investment advisory fee. The rate may not be indicative of the rate going forward.

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BRIDGEWAY FUNDS, INC.

PNC Global Investment Servicing (U.S.), Inc.

P.O. Box 9860

Providence, RI 02940-8060

(800) 661-3550

CUSTODIAN

PFPC Trust Company

(which will be renamed PNC Trust Company effective June 7, 2010)

8800 Tinicum Blvd., 4th Floor

Philadelphia, PA 19153

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, MA 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov

185-SR-1209

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) The registrant made no divestments of securities in accordance with section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BRIDGEWAY FUNDS, INC.

By (Signature and Title)	/S/ MICHAEL D. MULCAHY
Michael D. Mulcahy
President and Principal Executive Officer

Date March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ MICHAEL D. MULCAHY
Michael D. Mulcahy
President and Principal Executive Officer

Date March 1, 2010

By (Signature and Title)	/S/ LINDA GIUFFRE
Linda Giuffre
Treasurer and Principal Financial Officer

Date March 1, 2010